                                                                [EXECUTION COPY]


                                  $500,000,000


                      AMENDED AND RESTATED CREDIT AGREEMENT


                                   dated as of


                                 April 19, 1996



                                      among


                      United Asset Management Corporation,


                            The Banks Listed Herein,


                   Morgan Guaranty Trust Company of New York,
                             as Administrative Agent



                                       and



                       The First National Bank of Boston,
                               as Collateral Agent

                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE 1

                                   DEFINITIONS

     1.1.   Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     1.2.   Accounting Terms and Determinations. . . . . . . . . . . . . . .  18
     1.3.   Types of Borrowings. . . . . . . . . . . . . . . . . . . . . . .  18

                                    ARTICLE 2

                                   THE CREDITS

     2.1.   Commitments to Lend. . . . . . . . . . . . . . . . . . . . . . .  18
     2.2.   Notice of Borrowing. . . . . . . . . . . . . . . . . . . . . . .  19
     2.3.   Notice to Banks; Funding of Loans. . . . . . . . . . . . . . . .  19
     2.4.   Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
     2.5.   Maturity of Loans. . . . . . . . . . . . . . . . . . . . . . . .  21
     2.6.   Interest Rates . . . . . . . . . . . . . . . . . . . . . . . . .  21
     2.7.   Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
     2.8.   Optional Termination or Reduction of Commitments . . . . . . . .  25
     2.9.   Mandatory Termination of Commitments . . . . . . . . . . . . . .  25
     2.10.  Optional Prepayments . . . . . . . . . . . . . . . . . . . . . .  25
     2.11.  General Provisions as to Payments. . . . . . . . . . . . . . . .  25
     2.12.  Funding Losses . . . . . . . . . . . . . . . . . . . . . . . . .  26
     2.13.  Computation of Interest and Fees . . . . . . . . . . . . . . . .  26
     2.14.  Regulation D Compensation. . . . . . . . . . . . . . . . . . . .  27

                                    ARTICLE 3

                                   CONDITIONS

     3.1.   Closing. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
     3.2.   Borrowings . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

     4.1.   Corporate Existence and Power. . . . . . . . . . . . . . . . . .  29
     4.2.   Corporate and Governmental Authorization; No Contravention . . .  29
     4.3.   Binding Effect . . . . . . . . . . . . . . . . . . . . . . . . .  30
     4.4.   Financial Information. . . . . . . . . . . . . . . . . . . . . .  30
     4.5.   Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
     4.6.   Compliance with ERISA. . . . . . . . . . . . . . . . . . . . . .  31

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     4.7.   Environmental Matters. . . . . . . . . . . . . . . . . . . . . .  31
     4.8.   Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
     4.9.   Regulatory Restrictions on Borrowing . . . . . . . . . . . . . .  31
     4.10.  Full Disclosure. . . . . . . . . . . . . . . . . . . . . . . . .  31
     4.11.  Representations in Collateral Documents True and Correct . . . .  32
     4.12.  Solvency . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
     4.13.  Revenue Sharing Agreements . . . . . . . . . . . . . . . . . . .  33
     4.14.  Title to Properties; Absence of Encumbrances . . . . . . . . . .  33
     4.15.  Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
     4.16.  Securities and Exchange Commission Registrations and
              Filings, Etc.  . . . . . . . . . . . . . . . . . . . . . . . .  33
     4.17.  No Default . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
     4.18.  Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . .  34

                                    ARTICLE 5

                                    COVENANTS

     5.1.   Information. . . . . . . . . . . . . . . . . . . . . . . . . . .  35
     5.2.   Payment of Obligations . . . . . . . . . . . . . . . . . . . . .  38
     5.3.   Maintenance of Property; Insurance . . . . . . . . . . . . . . .  38
     5.4.   Conduct of Business and Maintenance of Existence . . . . . . . .  39
     5.5.   Compliance with Laws . . . . . . . . . . . . . . . . . . . . . .  39
     5.6.   Inspection of Property, Books and Records. . . . . . . . . . . .  39
     5.7.   Mergers and Sales of Assets. . . . . . . . . . . . . . . . . . .  40
     5.8.   Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . .  40
     5.9.   Negative Pledge. . . . . . . . . . . . . . . . . . . . . . . . .  40
     5.10.  Limitation on Debt . . . . . . . . . . . . . . . . . . . . . . .  42
     5.11.  Senior Debt to Total Capital . . . . . . . . . . . . . . . . . .  43
     5.12.  Cash Flow Ratio. . . . . . . . . . . . . . . . . . . . . . . . .  43
     5.13.  Minimum Consolidated Adjusted Net Worth. . . . . . . . . . . . .  44
     5.14.  Fixed Charge Coverage Ratio. . . . . . . . . . . . . . . . . . .  44
     5.15.  Restricted Payments. . . . . . . . . . . . . . . . . . . . . . .  44
     5.16.  Lease Payments . . . . . . . . . . . . . . . . . . . . . . . . .  44
     5.17.  Investments. . . . . . . . . . . . . . . . . . . . . . . . . . .  45
     5.18.  Additional Subsidiary Stock Issuance . . . . . . . . . . . . . .  45
     5.19.  Pledged Collateral . . . . . . . . . . . . . . . . . . . . . . .  45
     5.20.  Transactions with Affiliates . . . . . . . . . . . . . . . . . .  46
     5.21.  Subordinated Debt. . . . . . . . . . . . . . . . . . . . . . . .  47

                                    ARTICLE 6

                                    DEFAULTS

     6.1.   Events of Default. . . . . . . . . . . . . . . . . . . . . . . .  47
     6.2.   Notice of Default. . . . . . . . . . . . . . . . . . . . . . . .  50

                                    ARTICLE 7

                                   THE AGENTS

     7.1.   Appointment and Authorization. . . . . . . . . . . . . . . . . .  50
     7.2.   Agents and Affiliates. . . . . . . . . . . . . . . . . . . . . .  51
     7.3.   Action by Agents . . . . . . . . . . . . . . . . . . . . . . . .  51
     7.4.   Consultation with Experts. . . . . . . . . . . . . . . . . . . .  51
     7.5.   Liability of Agents. . . . . . . . . . . . . . . . . . . . . . .  51
     7.6.   Indemnification. . . . . . . . . . . . . . . . . . . . . . . . .  52
     7.7.   Credit Decision. . . . . . . . . . . . . . . . . . . . . . . . .  52
     7.8.   Successor Administrative Agent . . . . . . . . . . . . . . . . .  52
     7.9.   Agents' Fees . . . . . . . . . . . . . . . . . . . . . . . . . .  53

                                    ARTICLE 8

                             CHANGE IN CIRCUMSTANCES

     8.1.   Basis for Determining Interest Rate Inadequate or Unfair . . . .  53
     8.2.   Illegality . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
     8.3.   Increased Cost and Reduced Return. . . . . . . . . . . . . . . .  54
     8.4.   Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
     8.5.   Base Rate Loans Substituted for Affected Fixed Rate Loans. . . .  58

                                    ARTICLE 9

                                  MISCELLANEOUS

     9.1.   Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
     9.2.   No Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
     9.3.   Expenses; Indemnification. . . . . . . . . . . . . . . . . . . .  59
     9.4.   Sharing of Set-Offs. . . . . . . . . . . . . . . . . . . . . . .  60
     9.5.   Amendments and Waivers . . . . . . . . . . . . . . . . . . . . .  60
     9.6.   Successors and Assigns . . . . . . . . . . . . . . . . . . . . .  60
     9.7.   Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
     9.8.   Governing Law; Submission to Jurisdiction. . . . . . . . . . . .  62
     9.9.   Counterparts; Integration; Effectiveness . . . . . . . . . . . .  63
     9.10   Confidentiality. . . . . . . . . . . . . . . . . . . . . . . . .  63
     9.11.  WAIVER OF JURY TRIAL . . . . . . . . . . . . . . . . . . . . . .  63

     EXHIBIT A   - Note
     EXHIBIT B   - Confirmation and Amendment
     EXHIBIT C   - Opinion of Counsel for the Borrower
     EXHIBIT D   - Opinion of Special Counsel for the
                   Agent
     EXHIBIT E   - Assignment and Assumption Agreement
     EXHIBIT F   - Subsidiary Guaranties
     EXHIBIT G   - Subsidiaries
     EXHIBIT G-1 - Subscription Rights, Warrants, etc.
     EXHIBIT H   - Subsidiary Debt
     EXHIBIT I   - Subordinated Debt
     EXHIBIT J   - Form of Subordination Agreement and
                   Subordinated Note
     EXHIBIT K   - Liens
     EXHIBIT L   - Revenue and Contract Amortization History

       AGREEMENT dated as of April 19, 1996 among UNITED ASSET MANAGEMENT CORPORATION, a Delaware corporation, the BANKS listed on the signature pages hereof, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and THE FIRST NATIONAL BANK OF BOSTON, as Collateral Agent.

       W I T N E S S E T H:

       WHEREAS, the Borrower, certain of the Banks listed on the signature pages hereof and the Agents are parties to a Second Amended and Restated Credit Agreement dated as of November 18, 1994 (as amended to the Effective Date, the "Original Agreement"); and

       WHEREAS, the parties hereto wish to modify the Original Agreement in a number of respects, as more fully set forth below;

       NOW, THEREFORE, the parties hereto hereby agree that, on and as of the Effective Date, the Original Agreement is hereby amended and restated in its entirety as follows:


                                    ARTICLE 1

                                   DEFINITIONS


       SECTION 1.1. DEFINITIONS. The following terms, as used herein, have the following meanings:

       "Acquisition" means any acquisition, whether in a single transaction or series of related transactions, by the Borrower or any one or more Subsidiaries, or any combination thereof of (i) all or a substantial part of the assets of any Person, or of any business segment or business unit of any Person, whether through purchase of assets or securities, by merger or otherwise, (ii) control of at least a majority of securities of a corporation or other Person having ordinary voting power in the election of directors or (iii) control of a greater than 50% ownership interest in any partnership, joint venture or other Person.

       "Adjusted CD Rate" has the meaning set forth in Section 2.6(b).

       "Administrative Agent" means Morgan Guaranty Trust Company of New York in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.

       "Administrative Questionnaire" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Agent and submitted to the Agent (with a copy to the Borrower) duly completed by such Bank.

       "Affiliate" means (i) any Person that directly, or indirectly through one or more intermediaries, controls the Borrower (a "Controlling Person") or
(ii) any Person (other than the Borrower or a Subsidiary) which is controlled by or is under common control with a Controlling Person. As used herein, the term "control" means possession, directly or indirectly, of the power to vote 5% or more of any class of voting securities of a Person or to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

       "Agents" means the Administrative Agent and the Collateral Agent, and Agent means either one of the foregoing.

       "Agreement" means the Original Agreement as amended by this Amended and Restated Agreement and as the same may be further amended from time to time in accordance with the terms hereof.

        "Amended and Restated Agreement" means this Amended and Restated Credit Agreement dated as of April 19, 1996 among the Borrower, the Banks and the Agents.

       "Applicable Lending Office" means, with respect to any Bank, (i) in the case of its Domestic Loans, its Domestic Lending Office and (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office.

       "Assessment Rate" has the meaning set forth in Section 2.6(b).

       "Assignee" has the meaning set forth in Section 9.6(c).

       "Assignment of Partnership Interest" means the Pledge and Assignment of Limited Partnership Interests dated as of May 18, 1992 executed and delivered by UAM Realty Advisors Investment Corporation to the Collateral Agent, as the same may be amended from time to time.

       "Bank" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 9.6(c), and their respective successors.

       "Base Rate" means, for any day, a rate per annum equal to the higher of
(i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

       "Base Rate Loan" means a Loan to be made by a Bank as a Base Rate Loan in accordance with the applicable Notice of Borrowing or pursuant to Article 8.


       "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

       "Borrower" means United Asset Management Corporation, a Delaware corporation, and its successors.

       "Borrower's 1995 Form 10-K" means the Borrower's annual report on Form 10-K for 1995, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

       "Borrowing" has the meaning set forth in Section 1.3.

       "Cash Flow" means, for any period of determination, all amounts that should, in accordance with generally accepted accounting principles, be included as income from operations before interest expense and taxes and before amortization of original issue discount, debt issue expense and value of acquired contracts, PLUS depreciation of real and personal property and leasehold improvements.

       "Cash Flow Ratio" means at any date the ratio of (i) Consolidated Operating Cash Flow for the four consecutive fiscal quarters of the Borrower and its Consolidated Subsidiaries ending on such date to (ii) Consolidated Senior Debt at such date.

       "CD Base Rate" has the meaning set forth in Section 2.6(b).

       "CD Loan" means a Loan to be made by a Bank as a CD Loan in accordance with the applicable Notice of Borrowing.

       "CD Margin" means a rate per annum determined in accordance with the Pricing Schedule.

       "CD Reference Banks" means The First National Bank of Boston, Deutsche Bank and Morgan Guaranty Trust Company of New York.

       "Closing Date" means the date on or after the Effective Date on which the Administrative Agent shall have received the documents specified in or pursuant to Section 3.1.

       "Collateral" means collateral subject to the Collateral Documents.

       "Collateral Agency and Intercreditor Agreement" means the Collateral Agency and Intercreditor Agreement dated as of August 1, 1995 among The First National Bank of Boston, Morgan Guaranty Trust Company of New York, the banks party to the Original Agreement and the Senior Noteholders.

       "Collateral Agent" means The First National Bank of Boston in its capacity as collateral agent for the Banks and the other Secured Parties (as defined in the Collateral Agency and Intercreditor Agreement), and its successors in such capacity.

       "Collateral Documents" means the Assignment of Partnership Interest, the Heitman Pledge Agreement, the Pledge Agreement, the Security Agreement, the Subsidiaries Pledge Agreement, the Subsidiaries Security Agreement, the Trademark Subordination Agreement and the UAM U.K. Holdings Pledge Agreement and any other instrument, document or agreement related to or referred to in this Agreement pursuant to which the Borrower or any Subsidiary grants a Lien in favor of the Collateral Agent.

       "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages of this Amended and Restated Agreement, as such amount may be reduced from time to time pursuant to
Section 2.8.

       "Confirmation and Amendment" means the Guaranty and Security Documents Confirmation and Amendment substantially in the form of Exhibit B hereto.

       "Consolidated Adjusted Net Worth" means at any date the sum of: (a) the amount of the capital stock accounts (net of treasury stock, at cost) PLUS (or MINUS in the case of deficit) the surplus and retained earnings of the Borrower and its Subsidiaries, less

       (b) the net book value, after deducting any reserves applicable thereto, of all items of the following character which are included in the assets of the Borrower and its Subsidiaries, to wit:

            (1) the incremental increase in an asset resulting from any reappraisal, revaluation or write-up of assets; and

            (2) goodwill, patents, patent applications, permits, trademarks, trade names, copyrights, licenses, franchises, experimental expense, organizational expense, unamortized debt discount and expense, the excess of cost of shares acquired over book value of related assets and such other assets as are properly classified as "INTANGIBLE ASSETS" in accordance with generally accepted accounting principles;

  all determined in accordance with generally accepted accounting principles, PROVIDED that in no event shall "COSTS ASSIGNED TO CONTRACTS ACQUIRED, NET OF ACCUMULATED AMORTIZATION", as set forth in the financial statements of the Borrower, be deducted in any computation of Consolidated Adjusted Net Worth.

       "Consolidated EBIT" means, for any fiscal period, Consolidated Net Income for such period plus, to the extent deducted in determining Consolidated Net Income for such period, the aggregate amount of (i) Consolidated Interest Expense and (ii) income tax expense.

       "Consolidated EBITDA" means, for any fiscal period, Consolidated EBIT for such period plus, to the extent deducted in determining Consolidated Net Income for such period, the aggregate amount of depreciation, amortization and other similar non-cash charges.

       "Consolidated Interest Expense" means, for any period, the interest expense of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis for such period.

       "Consolidated Net Income" means, for any fiscal period, the net income of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis for such period, exclusive of the effect of any extraordinary or other non-recurring gain (but not loss).

       "Consolidated Operating Cash Flow" means, for any fiscal period, Consolidated Net Income for such period plus, to the extent deducted in determining Consolidated Net Income for such period, the aggregate amount of depreciation and amortization.

       "Consolidated Rental Expense" means, for any period, the aggregate rental expense of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis for such period.

       "Consolidated Senior Debt" means at any date the Debt of the Borrower and its Consolidated Subsidiaries, exclusive of Subordinated Debt, determined on a consolidated basis as of such date.

       "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements if such statements were prepared as of such date.

       "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all non-contingent obligations (and, for purposes of Section 5.9 and the definitions of Material Debt and Material Financial Obligations, all contingent obligations) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person and (vii) all Debt of others Guaranteed by such Person.

       "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

       "Derivatives Obligations" of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

       "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

       "Domestic Lending Office" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Administrative Agent; PROVIDED that any Bank may so designate separate Domestic Lending Offices for its Base Rate Loans, on the one hand, and its CD Loans, on the other hand, in which case all references herein to the Domestic Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

       "Domestic Loans" means CD Loans or Base Rate Loans or both.

       "Domestic Reserve Percentage" has the meaning set forth in Section
2.6(b).

       "Effective Date" means the date this Agreement becomes effective in accordance with Section 9.9.

       "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

       "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.
       "ERISA Group" means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

       "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

       "Euro-Dollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Administrative Agent.

       "Euro-Dollar Loan" means a Loan to be made by a Bank as a Euro-Dollar Loan in accordance with the applicable Notice of Borrowing.

       "Euro-Dollar Margin" means a rate per annum determined in accordance with the Pricing Schedule.

       "Euro-Dollar Reference Banks" means the principal London offices of The First National Bank of Boston, Deutsche Bank and Morgan Guaranty Trust Company of New York.
       "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

       "Event of Default" has the meaning set forth in Section 6.1.

       "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, PROVIDED that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as determined by the Administrative Agent.

       "Financing Documents" means this Agreement, the Notes, the Collateral Documents and the Subsidiary Guaranties.

       "Fixed Charge Coverage Ratio" means, at any date, the ratio of (i) the sum of (A) Consolidated EBITDA PLUS (B) Consolidated Rental Expense for the four consecutive fiscal quarters of the Borrower and its Consolidated Subsidiaries ending on such date to (ii) the sum of Consolidated Interest Expense and Consolidated Rental Expense for such period PLUS the aggregate principal amount of scheduled amortization of Consolidated Senior Debt of the Borrower and its Consolidated Subsidiaries during such period PLUS the aggregate amount of principal payments of Subordinated Debt made during such period (other than payments of principal on the Provident Subordinated Notes and the Pilgrim Baxter Notes).

       "Fixed Rate Loans" means CD Loans or Euro-Dollar Loans or any combination of the foregoing.

       "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the holder of such Debt of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part), PROVIDED that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

       "Guaranty Subsidiaries" means the Subsidiaries identified as Guaranty Subsidiaries on Exhibit G hereto and any other Subsidiary of the Borrower that provides a Guarantee of the Borrower's obligations in favor of the Agents and the Banks pursuant to Section 5.19(c).

       "Hazardous Substances" means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

       "Heitman" means Heitman Financial Ltd., an Illinois corporation and a Subsidiary of the Borrower, and its successors.

       "Heitman Debt" means Debt identified as such on Exhibit H hereto.

       "Heitman Guarantor Debt" means Debt identified as such on Exhibit H hereto.

       "Heitman Pledge Agreement" means the Heitman Pledge Agreement dated as of August 25, 1993 executed and delivered by Heitman in favor of the Collateral Agent, as amended by the First Amendment and Consent, as the same may be amended from time to time.

   "Indemnitee" has the meaning set forth in Section 9.3(b).

       "Interest Period" means: (1) with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing and ending one, two, three or six months (or, if each Bank at the time indicates its consent by notice to the Administrative Agent, nine or twelve months) thereafter, as the Borrower may elect in the applicable Notice of Borrowing; PROVIDED that:

       (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest

  Period shall end on the next preceding Euro-Dollar Business Day;

       (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

       (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

       (2) with respect to each CD Borrowing, the period commencing on the date of such Borrowing and ending 30, 60, 90 or 180 days (or, if each Bank at the time indicates its consent by notice to the Administrative Agent, 270 or 360 days) thereafter, as the Borrower may elect in the applicable Notice of Borrowing; PROVIDED that:

       (a) any Interest Period (other than an Interest Period determined pursuant to clause (b) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

       (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

       (3) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 30 days thereafter; PROVIDED that:

       (a) any Interest Period (other than an Interest Period determined pursuant to clause (b) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

       (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

       "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

       "Investment" means any investment in any Person, whether by means of share purchase, capital contribution, loan, Guarantee, time deposit or otherwise (but not including any demand deposit).

       "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

       "Loan" means a Domestic Loan or a Euro-Dollar Loan and "Loans" means Domestic Loans or Euro-Dollar Loans or any combination of the foregoing.

       "London Interbank Offered Rate" has the meaning set forth in Section 2.6(c).

       "Material Debt" means Debt (other than the Notes) of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $10,000,000.

       "Material Financial Obligations" means a principal or face amount of Debt and/or payment or collateralization obligations in respect of Derivatives Obligations of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate $10,000,000.

       "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $500,000.

       "Money Market Loans" has the meaning set forth in Section 5.10.

       "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

       "Murray Johnstone" means Murray Johnstone Holdings Limited, a company incorporated in Scotland and a Subsidiary of the Borrower.

       "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans, and "Note" means any one of such promissory notes issued hereunder.

       "Notice of Borrowing" has the meaning set forth in Section 2.2.

       "Original Agreement" has the meaning set forth in the recitals hereto.

       "Parent" means, with respect to any Bank, any Person controlling such Bank.

       "Participant" has the meaning set forth in Section 9.6(b).

       "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

       "Permitted Acquisition" has the meaning set forth in Section 5.8.

       "Permitted Business" means the business of managing securities or other portfolios (including but not limited to real estate, timber and foreign currencies) and related activities, PROVIDED, HOWEVER, that the Relevant Cash Flow (as defined below) of all Subsidiaries of the Borrower engaged primarily in the business of managing securities shall at all times equal or exceed 60% of the Relevant Cash Flow of all of the Borrower's Subsidiaries. For any Subsidiary, the "Relevant Cash Flow" shall mean the greater of (i) the Cash Flow of such Subsidiary for the four complete consecutive fiscal quarters of such Subsidiary immediately preceding the Acquisition of such Subsidiary by the Borrower or a Subsidiary of the Borrower, and (ii) the projected Cash Flow (calculated, if applicable, as the "Base UAM Distribution" as defined in the Revenue Sharing Agreement relating to such Subsidiary) of such Subsidiary for the four complete consecutive fiscal quarters of the Borrower immediately following the Acquisition of such Subsidiary, as determined by the Borrower at the time of the Acquisition and set forth in projections furnished to each Bank at least 10 days prior to the consummation of such Acquisition.

       "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

       "Pilgrim Baxter Notes" means the subordinated notes of the Borrower issued in connection with the Acquisition of Pilgrim Baxter & Associates, Ltd., a Delaware corporation.

       "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

       "Pledge Agreement" means the Pledge Agreement dated as of May 18, 1992 between the Borrower and the Collateral Agent, as amended by the First Amendment and Consent, as the same may be amended from time to time.

       "Pricing Schedule" means the Schedule attached hereto identified as such.

       "Prime Rate" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York City from time to time as its Prime Rate.

       "Provident Subordinated Notes" means the subordinated notes of the Borrower issued in connection with the Acquisition of Provident Investment Counsel, a Massachusetts corporation.

       "Reference Banks" means the CD Reference Banks or the Euro-Dollar Reference Banks, as the context may require, and "Reference Bank" means any one of such Reference Banks.

       "Refunding Borrowing" means a Borrowing which, after application of the proceeds thereof, results in no net increase in the outstanding principal amount of Loans made by any Bank.

       "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

       "Required Banks" means at any time Banks having more than 50% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing more than 50% of the aggregate unpaid principal amount of the Loans.

       "Restricted Payment" means (i) any dividend or other distribution on any shares of the Borrower's capital stock (except dividends payable solely in shares of its capital stock) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower's capital stock or (b) any option, warrant or other right to acquire shares of the Borrower's capital stock (but not including payments of principal, premium (if any) or interest made pursuant to the terms of convertible debt securities prior to conversion).

       "Revenue Sharing Agreements" means agreements among the Borrower, any of its Subsidiaries and the management of any such Subsidiaries, pursuant to which a portion of the revenues generated by such Subsidiary are paid to the Borrower, as the same may be amended, supplemented or otherwise modified from time to time.

       "Revolving Credit Period" means the period from and including the Closing Date to but not including the Termination Date.

       "Security Agreement" means the Security Agreement dated as of May 18, 1992 executed and delivered by the Borrower in favor of the Collateral Agent, as amended by the First Amendment and Consent, as the same may be amended from time to time.

       "Senior Noteholders" means purchasers of the Senior Notes.

       "Senior Notes" means the Borrower's $150,000,000 7.12% Senior Secured Notes due August 25, 2005.

       "Subordinated Debt" means the Debt of the Borrower set forth on Exhibit
I hereto, and all future Debt incurred by the Borrower which Debt is specifically subordinated to the payment in full of all obligations to the Banks pursuant to documentation substantially in the form of Exhibit J hereto or pursuant to terms and conditions satisfactory to the Required Banks.

       "Subsidiaries Pledge Agreement" means the Subsidiaries Pledge Agreement dated as of May 18, 1992 executed and delivered by UAM Holdings in favor of the

Collateral Agent, as amended by the First Amendment and Consent, as the same may be amended from time to time.

       "Subsidiaries Security Agreement" means the Subsidiaries Security Agreement dated as of May 18, 1992 executed and delivered by UAM Holdings, United Asset Management Trademark, Inc. and UAM Investment Corporation in favor of the Collateral Agent, as amended by the First Amendment and Consent, as the same may be amended from time to time.

       "Subsidiary" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower.

       "Subsidiary Guaranties" means the documents listed on Exhibit F hereto.

       "Temporary Cash Investment" means any Investment in (i) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, (ii) commercial paper rated at least A-1 by Standard & Poor's Rating Group and P-1 by Moody's Investors Service, Inc., (iii) time deposits with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $500,000,000, (iv) money market mutual funds having net assets of over $500,000,000 or (v) repurchase agreements with respect to securities described in clause (i) above entered into with an office of a bank or trust company meeting the criteria specified in clause (iii) above, PROVIDED in each case that such Investment matures within one year from the date of acquisition thereof by the Borrower or a Subsidiary.

       "Termination Date" means April 19, 2001, or, if such day is not a Euro-Dollar Business Day, the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the Termination Date shall be the next preceding Euro-Dollar Business Day.

       "Total Capital" means, at any date, the sum of (x) Subordinated Debt plus (y) consolidated stockholders' equity of the Borrower and its Consolidated Subsidiaries (including for this purpose any amount attributable to stock which is required to be redeemed or is redeemable at the option of the holder, if certain events or conditions occur or exist or otherwise), in each case determined at such date.

       "Trademark Subordination Agreement" means the Amended and Restated Subordination Agreement dated as of August 1, 1995 executed and delivered by the Borrower and United Asset Management Trademark, Inc. in favor of the Banks, the Agents and the Senior Noteholders, as the same may be amended from time to time.

       "UAM Holdings" means United Asset Management Holdings, Inc., a Delaware corporation and a Subsidiary of the Borrower, and its successors.

       "UAM Investment" means UAM Investment Corporation, a Delaware corporation and a Subsidiary of the Borrower, and its successors.

       "UAM Investment Debt" means Debt identified as such on Exhibit H hereto.

       "UAM Trademark Debt" means Debt identified as such on Exhibit H hereto.

       "UAM U.K. Holdings" means United Asset Management U.K. Holdings, Inc., a Delaware corporation and a Subsidiary of the Borrower, and its successors.

       "UAM U.K. Holdings Pledge Agreement" means the UAM U.K. Holdings Pledge Agreement dated as of November 17, 1993 executed and delivered by UAM U.K. Holdings in favor of the Collateral Agent, as amended by the First Amendment and Consent, as the same may be amended from time to time.

       "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

       "United States" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

       "Wholly-Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower.

       SECTION 1.2. ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks; PROVIDED that, if the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Article 5 to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Banks wish to amend Article 5 for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Banks.

       SECTION 1.3. TYPES OF BORROWINGS. The term "Borrowing" denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to
Article 2 on a single date and for a single Interest Period. Borrowings are classified for purposes of this Agreement by reference to the pricing of Loans comprising such Borrowing (E.G., a "Fixed Rate Borrowing" is a Euro-Dollar Borrowing or a CD Borrowing, and a "Euro-Dollar Borrowing" is a Borrowing comprised of Euro-Dollar Loans).

                                    ARTICLE 2

                                   THE CREDITS


       SECTION 2.1. COMMITMENTS TO LEND. During the Revolving Credit Period, each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make Loans to the Borrower pursuant to this Section from time to time in amounts such that the aggregate principal amount of Loans by such Bank at any one time outstanding shall not exceed the amount of its Commitment. Each Borrowing under this Section shall be in an aggregate principal amount of $5,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.2) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay, or to the extent permitted by Section 2.10, prepay Loans and reborrow at any time during the Revolving Credit Period under this Section.

       SECTION 2.2. NOTICE OF BORROWING. The Borrower shall give the Administrative Agent notice (a "Notice of Borrowing") not later than 10:30 A.M. (New York City time) on (x) the date of each Base Rate Borrowing, (y) the second Domestic Business Day before each CD Borrowing and (z) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

       (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing;

       (ii)  the aggregate amount of such Borrowing;

       (iii) whether the Loans comprising such Borrowing are to be CD Loans, Base Rate Loans or Euro-Dollar Loans; and

       (iv) in the case of a Fixed Rate Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

       SECTION 2.3. NOTICE TO BANKS; FUNDING OF LOANS. (a) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's share (if any) of such

Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

       (b) Not later than 12:00 Noon (New York City time) on the date of each Borrowing, each Bank participating therein shall (except as provided in subsection (c) of this Section) make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 9.1. Unless the Administrative Agent determines that any applicable condition specified in
Article 3 has not been satisfied, the Administrative Agent will make the funds so received from the Banks available to the Borrower at the Administrative Agent's aforesaid address.

       (c) If any Bank makes a new Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Loan from such Bank, such Bank shall apply the proceeds of its new Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by such Bank to the Administrative Agent as provided in subsection (b) of this Section, or remitted by the Borrower to the Administrative Agent as provided in Section 2.11, as the case may be.

       (d) Unless the Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's share of such Borrowing, the Administrative Agent may assume that such Bank has made such share available to the Administrative Agent on the date of such Borrowing in accordance with subsections (b) and (c) of this Section and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Administrative Agent, such Bank and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.6 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

       SECTION 2.4. NOTES. (a) The Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans.

       (b) Each Bank may, by notice to the Borrower and the Administrative Agent, request that its Loans of a particular type be evidenced by a separate
Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

       (c) Upon receipt of each Bank's Note pursuant to Section 3.1(a), the Administrative Agent shall forward such Note to such Bank. Each Bank shall record the date, amount, type and maturity of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; PROVIDED that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

       SECTION 2.5. MATURITY OF LOANS. Each Loan included in any Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

       SECTION 2.6. INTEREST RATES. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable for each Interest Period on the last day thereof. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Loans for such day.

       (b) Each CD Loan shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate per annum equal to the sum of the CD Margin for such day plus the Adjusted CD Rate applicable to such Interest Period; PROVIDED that if any CD Loan shall, as a result of clause (2)(b) of the definition of Interest Period, have an Interest Period of less than 30 days, such CD Loan shall bear interest during such Interest Period at the rate applicable to Base Rate Loans during such period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 90 days, at intervals of 90 days after the first day thereof. Any overdue principal of or interest on any CD Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the higher of (i) the sum of the CD Margin for such day plus the Adjusted CD Rate applicable to the Interest Period for such Loan and (ii) the rate applicable to Base Rate Loans for such day.

       The "Adjusted CD Rate" applicable to any Interest Period means a rate per annum determined pursuant to the following formula:


                [ CDBR       ]*
       ACDR  =  [ ---------- ]  + AR
                [ 1.00 - DRP ]

       ACDR  =  Adjusted CD Rate
       CDBR  =  CD Base Rate
        DRP  =  Domestic Reserve Percentage
         AR  =  Assessment Rate

- ------------
* The amount in brackets being rounded upward, if necessary, to the next higher 1/100 of 1%

       The "CD Base Rate" applicable to any Interest Period is the rate of interest determined by the Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the prevailing rates per annum bid at 10:00 A.M. (New York City time) (or as soon thereafter as practicable) on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing for the purchase at face value from each CD Reference Bank of its certificates of deposit in an amount comparable to the principal amount of the CD Loan of such CD Reference Bank to which such

Interest Period applies and having a maturity comparable to such Interest
Period.

       "Domestic Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of new non-personal time deposits in dollars in New York City having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Domestic Reserve Percentage.

       "Assessment Rate" means for any day the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R.
Section 327.4(a) (or any successor provision) to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of such institution in the United States. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Assessment Rate.

       (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin for such day plus the London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

       The "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Euro-Dollar Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Euro-Dollar

Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

       (d) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the higher of (i) the sum of 2% plus the Euro-Dollar Margin for such day plus the London Interbank Offered Rate applicable to the Interest Period for such Loan and (ii) the sum of 2% plus the Euro-Dollar Margin for such day plus the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (x) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than three months as the Administrative Agent may select) deposits in dollars in an amount approximately equal to such overdue payment due to each of the Euro-Dollar Reference Banks are offered to such Euro-Dollar Reference Bank in the London interbank market for the applicable period determined as provided above by (y) 1.00 minus the Euro-Dollar Reserve Percentage (or, if the circumstances described in clause (a) or (b) of Section 8.1 shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day).

       (e) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

       (f) Each Reference Bank agrees to use its best efforts to furnish quotations to the Administrative Agent as contemplated by this Section. If any Reference Bank does not furnish a timely quotation, the Administrative Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.1 shall apply.

       SECTION 2.7. FEES. (a) During the Revolving Credit Period, the Borrower shall pay to the Administrative Agent for the account of the Banks ratably in proportion to their Commitments a commitment fee at the Commitment Fee Rate (determined daily in accordance with the Pricing Schedule) on the daily amount by which the aggregate amount of the Commitments exceeds the aggregate outstanding principal amount of the Loans. Such commitment fee shall accrue from and including the Closing Date to but excluding the date of termination of the Commitments in their entirety. Accrued commitment fees shall be payable quarterly in arrears on each March 31, June 30, September 30 and December 31 and on the date of termination of the Commitments in their entirety.

       (b) The Borrower shall pay to the Administrative Agent on the Closing Date for the account of the Banks in proportion to their respective Commitments, participation fees in an amount equal to 0.05% of the aggregate amount of the Commitments.

       SECTION 2.8. OPTIONAL TERMINATION OR REDUCTION OF COMMITMENTS. During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days' notice to the Administrative Agent, (i) terminate the Commitments at any time, if no Loans are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $5,000,000 or a larger multiple of $1,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.

       SECTION 2.9. MANDATORY TERMINATION OF COMMITMENTS. The Commitments shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

       SECTION 2.10. OPTIONAL PREPAYMENTS. (a) Subject in the case of any Fixed Rate Borrowing to Section 2.12, the Borrower may, upon at least one Domestic Business Day's notice to the Administrative Agent, prepay any Domestic Borrowing or upon at least three Euro-Dollar Business Days' notice to the Administrative Agent, prepay any Euro-Dollar Borrowing, in each case in whole at any time, or from time to time in part in amounts aggregating $5,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Borrowing.

       (b) Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower.

       SECTION 2.11. GENERAL PROVISIONS AS TO PAYMENTS. (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 9.1. The Administrative Agent will promptly distribute to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Domestic Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

       (b) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate.

       SECTION 2.12. FUNDING LOSSES. If the Borrower makes any payment of principal with respect to any Fixed Rate Loan (pursuant to Article 2, 6 or 8 otherwise) on any day other than the last day of the Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.6(d), or if the Borrower fails to borrow or prepay any Fixed Rate Loans after notice has been given to any Bank in accordance with Section 2.3(a), the Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow or prepay, PROVIDED that such Bank shall have delivered to the Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

       SECTION 2.13. COMPUTATION OF INTEREST AND FEES. Interest based on the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

       SECTION 2.14. REGULATION D COMPENSATION. Each Bank may require the Borrower to pay, contemporaneously with each payment of interest on the Euro-Dollar Loans, additional interest on the related Euro-Dollar Loan of such Bank at a rate per annum determined by such Bank up to but not exceeding the excess of (i) (A) the applicable London Interbank Offered Rate divided by (B) one MINUS the Euro-Dollar Reserve Percentage over (ii) the applicable London Interbank Offered Rate. Any Bank wishing to require payment of such additional interest
(x) shall so notify the Borrower and the Administrative Agent, in which case such additional interest on the Euro-Dollar Loans of such Bank shall be payable to such Bank at the place indicated in such notice with respect to each Interest Period commencing at least three Euro-Dollar Business Days after the giving of such notice and (y) shall notify the Borrower at least five Euro-Dollar Business Days prior to each date on which interest is payable on the Euro-Dollar Loans of the amount then due it under this Section. Such Bank's notice to the Borrower shall set forth in reasonable detail its calculation of such additional interest and such calculation shall be conclusive in the absence of manifest error if prepared reasonably and in good faith.

                                    ARTICLE 3

                                   CONDITIONS


       SECTION 3.1. CLOSING. The closing hereunder shall occur upon receipt by the Administrative Agent of the following documents, each dated the Closing Date unless otherwise indicated:

       (a) a duly executed Note for the account of each Bank dated on or before the Closing Date complying with the provisions of Section 2.4;

       (b) an opinion of Hill & Barlow, counsel for the Borrower, substantially in the form of Exhibit C hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

       (c) an opinion of Davis Polk & Wardwell, special counsel for the Agents, substantially in the form of Exhibit D hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

       (d) evidence satisfactory to it that all loans under the Original Agreement have been repaid in full (all Banks hereunder which are also banks under the Original Agreement hereby agreeing that such repayment may be made, whether at the end of interest periods under the Original Agreement or not) and all accrued fees and other amounts payable thereunder (including, without limitation, any funding costs payable pursuant to the Original Agreement) have been paid in full;

       (e) the Confirmation and Amendment duly executed by each of the parties thereto; and

       (f) all documents either Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of the Financing Documents, and any other matters relevant hereto, all in form and substance satisfactory to the Agents.

       On the Effective Date the Original Agreement will be automatically amended and restated in its entirety to read as set forth herein. On and after the Effective Date the rights and obligations of the parties hereto shall be governed by this Amended and

  Restated Agreement. On the Effective Date, any Bank whose Commitment is changed to zero shall cease to be a Bank party to this Amended and Restated Agreement and all accrued fees and other amounts payable under this Amended and Restated Agreement for the account of such Bank shall be due and payable on such date. The Notes delivered to each Bank under the Original Agreement shall be canceled and Notes under this Amended and Restated Agreement shall be given in substitution therefor. Each Bank shall promptly after the Effective Date deliver to the Borrower for cancellation the Note delivered to such Bank under the Original Agreement. The Administrative Agent shall promptly notify the Borrower, the Collateral Agent and each Bank of the effectiveness of this Amended and Restated Agreement, and such notice shall be conclusive and binding on all parties hereto.


       SECTION 3.2. BORROWINGS. The obligation of any Bank to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

       (a) the fact that the Closing Date shall have occurred on or prior to April 26, 1996;

       (b) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.2;

       (c) the fact that, immediately after such Borrowing, the combined aggregate outstanding principal amount of the Loans and the Money Market Loans will not exceed the aggregate amount of the Commitments;

       (d) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing; and

       (e) the fact that the representations and warranties of the Borrower contained in this Agreement (except, in the case of a Refunding Borrowing, the representations and warranties set forth in Sections 4.4(b) and 4.5 as to any matter which has theretofore been disclosed in writing by the Borrower to the Banks) shall be true on and as of the date of such Borrowing.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses (c), (d) and (e) of this Section.


                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES


       The Borrower represents and warrants that:

       SECTION 4.1. CORPORATE EXISTENCE AND POWER. Each of the Borrower and its Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

       SECTION 4.2.  CORPORATE AND GOVERNMENTAL AUTHORIZATION; NO
CONTRAVENTION. The execution, delivery and performance by each of the Borrower and any Subsidiary of the Financing Documents to which the Borrower or such Subsidiary, as the case may be, is a party are within the corporate powers of each of the Borrower and such Subsidiary, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official (except as contemplated by the Collateral Documents) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or such Subsidiary or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries other than as contemplated by the Collateral Documents.

       SECTION 4.3. BINDING EFFECT. This Agreement and each of the Collateral Documents and Subsidiary Guaranties to which the Borrower or any Subsidiary is a party constitutes a valid and binding agreement of the Borrower or such Subsidiary, as the case may be, and each Note, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms.

       SECTION 4.4. FINANCIAL INFORMATION. (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of December 31, 1995 and the related consolidated statements of income, retained earnings and cash flows for the fiscal year then ended, reported on by Price Waterhouse LLP and set forth in the Borrower's 1995 Form 10-K, a copy of which has been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

       (b) Since December 31, 1995 there has been no material adverse change in the business, financial position, results of operations or prospects of the Borrower and its Consolidated Subsidiaries, considered as a whole.

       SECTION 4.5. LITIGATION. There is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity or enforceability of this Agreement or the Notes.

       SECTION 4.6. COMPLIANCE WITH ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

       SECTION 4.7.  ENVIRONMENTAL MATTERS.   The Borrower has reasonably
concluded that costs of compliance with Environmental Laws are unlikely to have a material adverse effect on the business, financial condition, results of operations or prospects of the Borrower and its Consolidated Subsidiaries, considered as a whole.

       SECTION 4.8. TAXES. The Borrower and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

       SECTION 4.9. REGULATORY RESTRICTIONS ON BORROWING. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or otherwise subject to any regulatory scheme which restricts its ability to incur Debt.

       SECTION 4.10. FULL DISCLOSURE. All information heretofore furnished by the Borrower to either Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to either Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is stated or certified. The Borrower has disclosed to the Banks in writing any and all facts which materially and adversely affect or may affect (to the extent the Borrower can now reasonably foresee), the business, operations or financial condition of the Borrower and its Consolidated Subsidiaries, taken as a whole, or the ability of the Borrower to perform its obligations under this Agreement.

       SECTION 4.11.  REPRESENTATIONS IN COLLATERAL DOCUMENTS TRUE AND CORRECT.
(a) The provisions of each of the Pledge Agreement, the Subsidiaries Pledge Agreement, the Heitman Pledge Agreement and the UAM U.K. Holdings Pledge Agreement are effective to create in favor of the Collateral Agent a legal, valid and enforceable security interest in all right, title and interest of the Borrower, UAM Holdings, Heitman or UAM U.K. Holdings, as the case may be, in the pledged stock described therein, and when the Collateral Agent receives possession of the stock certificates representing the shares of such pledged stock accompanied by undated stock powers duly executed in blank and when a notice (each a "Bailee Notice" and collectively the "Bailee Notices") is duly sent by the Borrower to each holder of the certificates evidencing the Second Priority Pledged Securities (as such term is defined in the Pledge Agreement) to the effect that the Collateral Agent has been granted a second priority security interest in such Second Priority

Pledged Securities, such security interests shall constitute a fully perfected and continuing first priority or, to the extent permitted hereunder and under the Pledge Agreement, a fully perfected and continuing second priority lien on and security interest in all right, title and interest of the Borrower in such pledged stock. The interest of the Collateral Agent in such pledged stock has been duly registered on the books and records of each of the issuers thereof.

       (b) Each of the representations and warranties contained in the Collateral Documents is true and correct. The provisions of each of the Collateral Documents are effective to create in favor of the Collateral Agent a legal, valid and enforceable security interest in all right, title and interest of the respective debtors party thereto in collateral described therein and constitute and shall continue to constitute a fully perfected and continuing first priority lien on and security interest in all right, title and interest of such debtors in such collateral with respect to which a security interest may be perfected by filing of financing statements under the Uniform Commercial Code.



       SECTION 4.12. SOLVENCY. As of the Closing Date after giving effect to the transactions contemplated hereby to occur on the Closing Date, and at all times thereafter: (i) the aggregate fair market value of the assets of the Borrower will exceed its liabilities (including contingent, subordinated, unmatured and unliquidated liabilities), (ii) the Borrower will have sufficient cash flow to enable it to pay its debts as they mature and (iii) the Borrower will not have unreasonably small capital for the business in which the Borrower and its Subsidiaries are engaged.

       SECTION 4.13. REVENUE SHARING AGREEMENTS. Each of the Revenue Sharing Agreements has been duly executed and delivered by the Borrower and by the Subsidiary party thereto, and is in full force and effect, and has not been amended in any manner during the period from the date each was delivered to the Banks through the date hereof except as previously disclosed to the Banks in writing. The representations and warranties of the Borrower and of the Subsidiaries contained in each Revenue Sharing Agreement are true and correct in all material respects.

       SECTION 4.14. TITLE TO PROPERTIES; ABSENCE OF ENCUMBRANCES. The Borrower and each Subsidiary has good and marketable title to all of its respective properties, assets and rights of every name and nature now purported to be owned by it, including, without limitation, such properties and assets as are shown on the financial statements referred to in Section 4.4 (except such assets as have been disposed of in the ordinary course of business since the date thereof), free from all Liens whatsoever, except for Liens permitted by Section 5.9 or as otherwise disclosed in Exhibit K hereto, and, except as so disclosed, free from all defects of title that might materially adversely affect such property, assets or rights, taken as a whole.

       SECTION 4.15. DEBT. Neither the Borrower nor any Subsidiary is liable in respect of any Debt other than Debt permitted by Section 5.10.

       SECTION 4.16. SECURITIES AND EXCHANGE COMMISSION REGISTRATIONS AND FILINGS, ETC. Except as otherwise indicated on Exhibit G, each Subsidiary in existence on the Closing Date is duly registered with the Securities and Exchange Commission (the "SEC") as an investment adviser under Section 203 of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act") and each of the Subsidiaries identified as such on Exhibit G is registered as a broker-dealer under Section 15 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Each of Murray Johnstone and Murray Johnstone International Limited, a wholly-owned Subsidiary of Murray Johnstone Limited incorporated in Scotland, is duly registered as a member of the Investment Management Regulatory Organization, Limited as required under the laws of the United Kingdom. Neither the Borrower nor any Subsidiary is required to be registered, licensed or qualified as an investment adviser or broker dealer under the Investment Advisers Act, the Exchange Act or any other applicable United States federal or state law or regulation or any equivalent foreign law or regulation, or subject to any material liability or disability by reason of any failure to be so registered, licensed or qualified except (i) for Subsidiaries which are so registered, licensed or qualified or (ii) to the extent that the failure to be so registered, licensed or qualified would not have a material adverse effect on the business, financial condition, assets or properties of the Borrower or such Subsidiary, as the case may be. Each Subsidiary has filed with the SEC and with each other applicable United States federal or state or foreign regulatory agency when due all reports and other documents as are required for the conduct of its business by the Investment Advisers Act, the Exchange Act or any United States federal or state law or regulation or any equivalent foreign law or regulation and with respect to which the failure to file when due has any reasonable possibility of having a material adverse effect on the business, financial condition, assets or properties of such Subsidiary, and there does not exist any proceeding or, to the best of the Borrower's knowledge, any facts or circumstances the existence of which could lead to any proceeding which would materially adversely affect the registration of any Subsidiary with the SEC or with any other applicable United States federal or state or foreign regulatory agency.

       SECTION 4.17.  NO DEFAULT.  No Default has occurred and is continuing.

       SECTION 4.18. SUBSIDIARIES. (a) Each Subsidiary of the Borrower as of the Closing Date is listed on Exhibit G hereto, which sets forth the total amount of capital stock issued and outstanding by each Subsidiary and the percentage of such capital stock owned beneficially and of record by the Borrower or any other Subsidiary of the Borrower, as the case may be. Except as otherwise indicated in Exhibit G, the Borrower or such other Subsidiary is the owner, free and clear of all Liens, except for Liens in favor of the Collateral Agent of the shares of issued and outstanding stock of each Subsidiary set forth on Exhibit G.

       (b) As of the Closing Date, all shares of capital stock of the Subsidiaries of the Borrower have been validly issued and are fully paid and nonassessable, and, except as set forth on Exhibit G-1 hereto, (i) no right to subscribe to any additional shares have been granted, and no options, warrants, conversion rights or similar rights to acquire any common stock of any Subsidiary of the Borrower are outstanding, and (ii) with respect to any Subsidiary which is not a Wholly-Owned Subsidiary, no dividend, liquidation or other preferences are in effect except in favor of the Borrower or any other Subsidiary of the Borrower, and neither the Borrower nor any other Subsidiary of the Borrower has entered into any agreement obligating the Borrower to purchase or sell any capital stock of any Subsidiary owned beneficially or of record by any Person.

       (c) The aggregate consolidated revenues of all Subsidiaries of the Borrower identified as Exempted Subsidiaries on Exhibit G did not exceed $5,000,000 for the four full consecutive fiscal quarters immediately preceding the date hereof.

                                    ARTICLE 5

                                    COVENANTS


       The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note remains unpaid:

       SECTION 5.1.  INFORMATION.  The Borrower will deliver to each of the
Banks:

       (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income, retained earnings and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Securities and Exchange Commission by Price Waterhouse LLP or other independent public accountants of nationally recognized standing;

       (b) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of income and cash flows for such quarter and for the portion of the Borrower's fiscal year ended at the end of such quarter, setting forth in the case of such statements of income and cash flow, in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer, the chief accounting officer or the treasurer of the Borrower;

       (c) simultaneously with the delivery of the financial statements referred to in clause (a) above, a consolidating balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year, and the related consolidating statements of income, retained earnings and cash flows for such fiscal year certified by the chief financial officer, the chief accounting officer or the treasurer of the Borrower;

       (d) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer, the chief accounting officer or the treasurer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.11 to 5.15, inclusive, on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

       (e) simultaneously with the delivery of each set of financial statements referred to in clause (a) above, a statement of the firm of independent public accountants which reported on such statements whether anything has come to their attention to cause them to believe that any Default existed on the date of such statements;

       (f) within five days after any officer of the Borrower obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer, the chief accounting officer or the treasurer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

       (g) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

       (h) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a revenue and contract amortization history for purchase acquisitions of the Borrower for the fiscal quarter then ended, substantially in the form of Exhibit L;

       (i) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Borrower shall have filed with the Securities and Exchange Commission;

       (j) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take;

       (k) upon the consummation of any Acquisition by the Borrower or by any Subsidiary of the Borrower, copies of all agreements, instruments and documents executed and delivered in connection with such Acquisition, including, without limitation, any amendments thereto, any Revenue Sharing Agreements and any agreements or instruments representing Subordinated Debt incurred in connection with such Acquisition;

       (l) without limiting clauses (a) through (k) above, as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, audited consolidated accounts for Murray Johnstone and its Subsidiaries prepared in accordance with generally accepted accounting principles in the United Kingdom in effect from time to time as at the end of such fiscal year; and

       (m) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Administrative Agent, at the request of any Bank, may reasonably request.

       SECTION 5.2. PAYMENT OF OBLIGATIONS. The Borrower will pay and discharge, and will cause each Subsidiary to pay and discharge, at or before maturity, all their respective material obligations and liabilities (including, without limitation, tax liabilities and claims of materialmen, warehousemen and the like which if unpaid might by law give rise to a Lien), except where the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each Subsidiary to maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same.

       SECTION 5.3. MAINTENANCE OF PROPERTY; INSURANCE. (a) The Borrower will keep, and will cause each Subsidiary to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

       (b) The Borrower will, and will cause each of its Subsidiaries to, maintain (either in the name of the Borrower or in such Subsidiary's own name) with financially sound and responsible insurance companies, insurance on all their respective properties in at least such amounts, against at least such risks and with such risk retention as are usually maintained, insured against or retained, as the case may be, in the same general area by companies of established repute engaged in the same or a similar business; and will furnish to the Banks, upon request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried.

       SECTION 5.4. CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. The Borrower will continue to be principally a holding company,and will cause each Subsidiary to engage in Permitted Businesses, and will preserve, renew and keep in full force and effect, and will cause each Subsidiary to preserve, renew and keep in full force and effect their respective corporate existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business; PROVIDED that nothing in this Section 5.4 shall prohibit (i) the merger of a Subsidiary into the Borrower or the merger or consolidation of a

Subsidiary with or into another Person if the corporation surviving such consolidation or merger is a Wholly-Owned Subsidiary and if, in each case, after giving effect thereto, no Default shall have occurred and be continuing or (ii) the termination of the corporate existence of any Subsidiary if the Borrower in good faith determines that such termination is in the best interest of the Borrower and does not impair the ability of the Borrower to perform its obligations under the Financing Documents to which it is a party.

       SECTION 5.5. COMPLIANCE WITH LAWS. The Borrower will comply, and cause each Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

       SECTION 5.6. INSPECTION OF PROPERTY, BOOKS AND RECORDS. The Borrower will keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Subsidiary to permit, representatives of any Bank at such Bank's expense to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

       SECTION 5.7. MERGERS AND SALES OF ASSETS. Neither the Borrower nor any Subsidiary will (i) consolidate or merge with or into any other Person or
(ii) sell, lease or otherwise transfer, directly or indirectly, all or any substantial part of its assets to any other Person; PROVIDED that any Subsidiary
(x) may consolidate or merge with or into another Person if the corporation surviving such merger is the Borrower or a Wholly-Owned Subsidiary and (y) may sell, lease or otherwise transfer all or any substantial part of its assets so long as such assets do not represent a substantial part of the assets of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis as of such date.

       SECTION 5.8. USE OF PROCEEDS. The proceeds of the Loans made under this Agreement will be used by the Borrower (i) to refinance amounts outstanding under the

Original Agreement, (ii) to finance the Acquisition by the Borrower or any Wholly-Owned Subsidiary of any Permitted Business or any assets used in or related to a Permitted Business (a "Permitted Acquisition"), (iii) to repay each of the Provident Subordinated Notes and the Pilgrim Baxter Notes and
(iv) to provide working capital in an amount not to exceed $35,000,000. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of Regulation U.

       SECTION 5.9. NEGATIVE PLEDGE. Neither the Borrower nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, including without limitation Liens on cash and cash equivalents securing Derivatives Obligations, except:

       (a) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement in an aggregate principal or face amount not exceeding $1.00;

       (b) any Lien existing on any asset of any Person at the time such Person becomes a Subsidiary and not created in contemplation of such event;

       (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset in an aggregate principal amount at any time outstanding not to exceed $1,000,000, PROVIDED that such Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof;

       (d) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into the Borrower or a Subsidiary and not created in contemplation of such event;

       (e) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Subsidiary and not created in contemplation of such acquisition;

       (f)  Liens securing the Heitman Debt;

       (g) Liens in favor of the Collateral Agent under the Collateral Agency and Intercreditor Agreement;

       (h) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, PROVIDED that such Debt is not increased and is not secured by any additional assets;

       (i) Liens on stock of a Subsidiary securing Subordinated Debt issued in exchange for such stock to the sellers thereof in accordance with Section 5.19;

       (j) Liens for taxes, fees, assessments and other governmental charges to the extent that payment of the same may be postponed or is not required in accordance with the provisions of Section 5.2;

       (k) Landlords' and lessors' liens in respect of rent not in default or liens in respect of pledges or deposits under workman's compensation, unemployment insurance, social security laws or similar legislation, including liens securing up to $500,000 in respect of Unfunded Liabilities not to exceed $100,000 in the aggregate (but not any other liens arising under ERISA) or in connection with appeal and similar bonds incidental to litigation; mechanics', laborer's and materialmen's and similar liens, if the obligations secured by such liens are not then delinquent; liens securing the performance of bids or tenders; and statutory liens incidental to the ordinary conduct of the business of the Borrower and its Subsidiaries and which do not in the aggregate materially detract from the value of the property of the Borrower or any of its Subsidiaries, or materially impair the use thereof in the operation of their business;

       (l) judgment liens which shall not have been in existence for a period longer than 30 days after the creation thereof or, if a stay or execution shall have been obtained, for a period longer than 30 days after the expiration of such stay;

       (m)  rights of lessors under capital leases; and

       (n) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt of Subsidiaries in an aggregate principal or face amount at any date not to exceed 10% of Consolidated Adjusted Net Worth.

       SECTION 5.10. LIMITATION ON DEBT. The Borrower will not, and will not permit any of its Subsidiaries to, incur or at any time be liable with respect to any Debt except:

       (a)  Debt under the Financing Documents;

       (b)  Subordinated Debt;

       (c) Debt outstanding on the date hereof including (i) Debt under the Senior Notes; (ii) the UAM Trademark Debt; (iii) the Heitman Guarantor Debt;
  (iv) the UAM Investment Debt; and (v) the Heitman Debt and refinancings thereof PROVIDED that the principal amount thereof is not increased beyond the amount outstanding thereunder on the date hereof;

       (d) Debt of Wholly-Owned Subsidiaries owing to the Borrower incurred in connection with a Permitted Acquisition by a Wholly-Owned Subsidiary; provided that the Borrower shall promptly pledge all instruments relating to such Debt to the Collateral Agent for the ratable benefit of the Agents, Banks and Senior Noteholders;

       (e)  Debt secured by Liens permitted by Section 5.9;

       (f) Debt of the Borrower owing to any Bank in respect of money market loans ("Money Market Loans"); PROVIDED, that (i) each Money Market Loan shall mature not less than 7 and not more than 90 days after the date such loan is made, (ii) the principal amount of each such Loan is not less than $1,000,000, (iii) the aggregate outstanding principal amount of Money Market Loans at any time will not exceed $50,000,000 and (iv) the Borrower notifies the Administrative Agent (x) on the date any Money Market Loan is made, of the aggregate principal amount and maturity thereof and (y) on the date of any repayment of any Money Market Loan, of the amount of such payment;

       (g) Debt of the Borrower owing to Subsidiaries not otherwise permitted by this Section incurred after the Closing Date in an aggregate principal amount at any time outstanding not to exceed $2,000,000;

       (h) Debt of Subsidiaries owing to the Borrower not otherwise permitted by this Section incurred after the Closing Date in an aggregate principal amount not to exceed $5,000,000;

       (i) Guaranties by Subsidiaries of the Loans, the Money Market Loans, and the Senior Notes;

       (j) Debt of Subsidiaries owing to the Borrower subsequently assigned by the Borrower to UAM Investment or to other Subsidiaries (which Debt may be subordinated by UAM Investment or such Subsidiaries to the payment in full of all or any obligations of the borrowing Subsidiary); PROVIDED such Debt shall be pledged and assigned to the Collateral Agent in accordance with the Collateral Documents;

       (k) Debt of Borrower consisting of Guarantees in respect of real property leases permitted under Section 5.16 of Subsidiaries in an amount not to exceed $30,000,000; and

       (l) Debt of Subsidiaries (and not of the Borrower) not otherwise permitted by this Section incurred after the Closing Date in an aggregate principal amount at any time outstanding not to exceed 10% of Consolidated Adjusted Net Worth.

       SECTION 5.11. SENIOR DEBT TO TOTAL CAPITAL. During each period set forth below, the ratio of Consolidated Senior Debt to Total Capital shall be less than the ratio set forth below for such period:

       Period                             Ratio
       ------                             -----
       April 1, 1996 to March 31, 1997    .98
       April 1, 1997 to March 31, 1998    .95
       April 1, 1998 and thereafter       .80

       SECTION 5.12. CASH FLOW RATIO. As of the last day of each fiscal quarter of the Borrower ending during each period set forth below, the Cash Flow Ratio at such last day shall be greater than the ratio set forth below for such period:

       Period                             Ratio
       ------                             -----
       April 1, 1996 to March 31, 1997    .275
       April 1, 1997 to March 31, 1998    .30
       April 1, 1998 and thereafter       .35

       SECTION 5.13. MINIMUM CONSOLIDATED ADJUSTED NET WORTH. Consolidated Adjusted Net Worth shall at no time be less than $375,000,000.

       SECTION 5.14. FIXED CHARGE COVERAGE RATIO. As of the last day of each period set forth below, the Fixed Charge Coverage Ratio will be greater than the ratio set forth below for such period:

       Period                             Ratio
       ------                             -----
       April 1, 1996 to March 31, 1997    2.5
       April 1, 1997 and thereafter       3.0

       SECTION 5.15. RESTRICTED PAYMENTS. The aggregate amount of Restricted Payments made by the Borrower and its Subsidiaries will be less than 75% of Consolidated Operating Cash Flow in the period from April 1, 1996 through March 31, 1997 (the "Reference Period") and less than 50% of Consolidated Operating Cash Flow in each succeeding twelve-month period thereafter PLUS, in each such period after the Reference Period, an amount, not to exceed $25,000,000, equal to the difference between the amount of Restricted Payments permitted to be made under this Section in the previous period (including the Reference Period) and the amount actually made. The amount of Restricted Payments made in each period shall be determined by the Borrower and furnished to the Administrative Agent within 90 days after the end of each such period.

       SECTION 5.16. LEASE PAYMENTS. Neither the Borrower nor any Subsidiary will incur or assume (whether pursuant to a Guarantee or otherwise) any liability for rental payments under a lease if, after giving effect thereto, the aggregate amount of minimum lease payments that the Borrower and its Subsidiaries have so incurred or assumed will exceed $30,000,000 for any calendar year under all such leases (excluding capital leases), or exceed $2,000,000 for any calendar year for the Borrower alone.

       SECTION 5.17. INVESTMENTS. Neither the Borrower nor any Subsidiary will hold, make or acquire any Investment in any Person other than:

       (a)  Investments in Persons which are Subsidiaries on the date hereof;

       (b)  Permitted Acquisitions;

       (c)  Temporary Cash Investments;

       (d) Investments of Murray Johnstone and its Subsidiaries the aggregate value of which in accordance with generally accepted accounting principles in the United Kingdom in effect from time to time does not exceed at any time 15,000,000 pounds sterling;

       (e) Investments in Subsidiaries acquired after the Closing Date which are engaged in Permitted Businesses; and

       (f) any Investment not otherwise permitted by the foregoing clauses of this Section if, immediately after such Investment is made or acquired, the aggregate net book value of all Investments permitted by this clause (f) does not exceed 5% of Consolidated Adjusted Net Worth.

       SECTION 5.18. ADDITIONAL SUBSIDIARY STOCK ISSUANCE. The Borrower will not permit any Subsidiary to issue any additional shares of capital stock, any options, rights, or warrants therefor or any securities convertible into such capital stock to any Person other than the Borrower or a Wholly-Owned Subsidiary. Neither the Borrower nor any Subsidiary will sell, transfer, pledge or otherwise dispose of any capital stock of a Subsidiary, other than dispositions in connection with a transaction permitted by Section 5.7.

       SECTION 5.19. PLEDGED COLLATERAL. (a) The Borrower will promptly pledge or cause to be pledged all the capital stock of any Subsidiary acquired in a Permitted Acquisition to the Collateral Agent LESS the capital stock pledged to the selling stockholders pursuant to paragraph (b) below;

       (b) if Subordinated Debt is issued in connection with a Permitted Acquisition, the Borrower may pledge to selling stockholders a percentage of the total capital stock equal to the percentage of the acquisition cost represented by the Subordinated Debt; PROVIDED that if such percentage is less than 70%, not more than 49% of the capital stock may be pledged to the selling stockholders; and

       (c) the Collateral Agent will be granted pursuant to such documentation as the Agents may require a perfected second priority security interest in any stock pledged to selling stockholders as described in subsection (b) above. In the event that a Subsidiary is acquired or formed by a Subsidiary of the Borrower that is not a Guaranty Subsidiary, such acquiring or forming Subsidiary shall execute and deliver to the Agents and the Banks a guaranty of the obligations of the Borrower hereunder, such guaranty to be in form, scope and substance satisfactory to the Agents.

       (d) Notwithstanding anything to the contrary in this Section, the Borrower will not be required to pledge

(i) the capital stock of any subsidiary identified on Exhibit G hereto as a Special Exempt Subsidiary, (ii) more than 65% of capital stock of an acquired Subsidiary organized outside the United States of America, and (iii) any of the capital stock of an acquired Subsidiary or a Subsidiary formed by the Borrower if such Subsidiary's consolidated revenues are less than $1,000,000 (an "Exempt Subsidiary"); PROVIDED, that if, for any fiscal year, the aggregate consolidated revenues of all Exempt Subsidiaries exceeds $5,000,000, then the capital stock of the Exempt Subsidiary with the highest consolidated revenue for such year will be pledged to the Collateral Agent. This process shall be repeated until the aggregate consolidated revenue of the remaining Exempt Subsidiaries is less than $5,000,000. For purposes of this section, the consolidated revenues of each Exempt Subsidiary in each fiscal year shall be determined in accordance with generally accepted accounting principles by the Borrower and furnished to the Administrative Agent within 90 days after the end of the fiscal year of the Borrower.

       SECTION 5.20. TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any Subsidiary to, directly or indirectly, pay any funds to or for the account of, make any investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Debt, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect, any transaction with, any Affiliate except on an arms-length basis on terms at least as favorable to the Borrower or such Subsidiary as could have been obtained from a third party who was not an Affiliate; PROVIDED that the foregoing provisions of this Section shall not prohibit any such Person from declaring or paying any lawful dividend or other payment ratably in respect of all of its capital stock of the relevant class so long as, after giving effect thereto, no Default shall have occurred and be continuing.

       SECTION 5.21.  SUBORDINATED DEBT.  The Borrower shall not:

       (a) effect or permit any change in or amendment to (i) the terms by which any Subordinated Debt purports to be subordinated to the payment and performance of the obligations of the Borrower hereunder or (ii) the terms relating to the repayment of any Subordinated Debt (other than any extensions of the date of payment therefor or any reductions in the amount thereof or in the rate at which interest or other fees are payable to the holders thereof in connection therewith); or

       (b) directly or indirectly make any payment of any principal of or in redemption, retirement, defeasance or repurchase, in whole or in part, of any Subordinated Debt or pledge any collateral therefor, except payments required by the instruments evidencing such Subordinated Debt; PROVIDED, THAT nothing shall preclude the Borrower from permitting the conversion of Subordinated Debt to equity by exercise of warrants or otherwise (in accordance with its terms).


                                    ARTICLE 6

                                    DEFAULTS


       SECTION 6.1. EVENTS OF DEFAULT. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

       (a) the Borrower shall fail to pay when due any principal of any Loan or any interest, any fees or any other amount payable hereunder;

       (b) the Borrower shall fail to observe or perform any covenant contained in Article 5, other than those contained in Sections 5.1 through 5.6;

       (c) the Borrower or any Subsidiary shall fail to observe or perform any covenant or agreement contained in any Financing Document (other than those covered by clause (a) or (b) above) for 30 days after notice thereof has been given to the Borrower by the Agent at the request of any Bank;

       (d) any representation, warranty, certification or statement made by the Borrower or any Subsidiary in any Financing Document or in any certificate, financial statement or other document delivered pursuant to any Financing Document shall prove to have been incorrect in any material respect when made (or deemed made);

       (e) the Borrower or any Subsidiary shall fail to make any payment in respect of any Material Financial Obligations when due or within any applicable grace period;

       (f) any event or condition shall occur which results in the acceleration of the maturity of any

  Material Debt or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

       (g) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

       (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

       (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $500,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $500,000;

       (j) judgments or orders for the payment of money in excess of $2,000,000 shall be rendered against the Borrower or any Subsidiary and such judgments or orders shall continue unsatisfied and unstayed for a period of 30 days;

       (k) the aggregate principal amount of the Loans, the Money Market Loans, Debt under the Senior Notes and Debt under the Provident Subordinated Notes at any time shall exceed $650,000,000;

       (l) at any time following December 31, 1995, there shall be a change in the Internal Revenue Code or regulations thereunder, or any revenue ruling or private letter ruling (addressed to the Borrower) shall be issued by the Internal Revenue Service, if compliance by the Borrower and its Subsidiaries with such change or ruling would materially and adversely alter the basis upon which the Borrower or its Subsidiaries amortize intangible assets for tax purposes;

       (m) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 35% or more of the outstanding shares of common stock of the Borrower; or, during any period of 12 consecutive calendar months, individuals who were directors of the Borrower on the first day of such period (together with individuals who replaced existing directors through the standard rotation of board representatives among Subsidiaries) shall cease to constitute a majority of the board of directors of the Borrower; or

       (n) for any reason, any Collateral Document ceases to be in full force and effect or any Lien on any of the Collateral purported to be created by any Collateral Document ceases to be or is not a valid and perfected Lien to the extent and with the priority contemplated hereby or thereby;

then, and in every such event, the Administrative Agent shall (i) if requested by Banks having more than 50% in aggregate amount of the Commitments, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, and (ii) if requested by Banks holding more than 50% of the aggregate principal amount of the Loans, by notice to the Borrower declare the Loans (together with accrued interest thereon) to be, and the Loans shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; PROVIDED that in the case of any of the Events of Default specified in clause 6.1(g) or 6.1(h) above with respect to the Borrower, without any notice to the Borrower or any other act by the Administrative Agent or the Banks, the Commitments shall thereupon terminate and the Loans (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

       SECTION 6.2. NOTICE OF DEFAULT. The Administrative Agent shall give notice to the Borrower under Section 6.1(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.


                                    ARTICLE 7

                                   THE AGENTS


       SECTION 7.1. APPOINTMENT AND AUTHORIZATION. Each Bank irrevocably appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under the Financing Documents and Collateral Agency and Intercreditor Agreement as are delegated to such Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto. Each Bank hereby accepts and agrees to the terms of the Collateral Agency and Intercreditor Agreement.

       SECTION 7.2. AGENTS AND AFFILIATES. Each of the Agents shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not an Agent, and each Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not an Agent.

       SECTION 7.3. ACTION BY AGENTS. The obligations of the Agents under the Financing Documents are only those expressly set forth therein. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article 6.

       SECTION 7.4.  CONSULTATION WITH EXPERTS.   Each of the Agents may
consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

       SECTION 7.5   LIABILITY OF AGENTS.   Neither Agent nor any of its
affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with the Financing Documents or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in Article 3, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness or genuineness of the Financing Documents or any other instrument or writing furnished in connection herewith. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

       SECTION 7.6. INDEMNIFICATION. Each Bank shall, ratably in accordance with its Commitment, indemnify each Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with the Financing Documents or any action taken or omitted by such indemnitees hereunder.

       SECTION 7.7. CREDIT DECISION. Each Bank acknowledges that it has, independently and without reliance upon any Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon any Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Financing Documents.

       SECTION 7.8. SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent.

       SECTION 7.9. AGENTS' FEES. The Borrower shall pay to each of the Agents for its own account fees in the amounts and at the times previously agreed upon between the Borrower and such Agent.

                                    ARTICLE 8

                             CHANGE IN CIRCUMSTANCES


       SECTION 8.1. BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR UNFAIR. If on or prior to the first day of any Interest Period for any CD Loan or Euro-Dollar Loan:

       (a) the Administrative Agent is advised by the Reference Banks that deposits in dollars (in the applicable amounts) are not being offered to the Reference Banks in the relevant market for such Interest Period, or

       (b) Banks having 50% or more of the aggregate amount of the Commitments advise the Agent that the Adjusted CD Rate or the London Interbank Offered Rate, as the case may be, as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding their CD Loans or Euro-Dollar Loans, as the case may be, for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make CD Loans or Euro-Dollar Loans, as the case may be, shall be suspended. Unless the Borrower notifies the Administrative Agent at least two Domestic Business Days before the date of any Fixed Rate Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

       SECTION 8.2. ILLEGALITY. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the

Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each such Euro-Dollar Loan, together with accrued interest thereon. Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

       SECTION 8.3. INCREASED COST AND REDUCED RETURN. (a) If on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding
(i) with respect to any CD Loan any such requirement included in an applicable Domestic Reserve Percentage and (ii) with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage), special deposit, insurance assessment (excluding, with respect to any CD Loan, any such requirement reflected in an applicable Assessment Rate) or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Loans, its Note or its obligation to make Fixed Rate Loans and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

       (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

       (c) Each Bank will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

       SECTION 8.4. TAXES. (a) For the purposes of this Section 8.4, the following terms have the following meanings:

       "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by the Borrower pursuant to this Agreement or under any Note, and all liabilities with respect thereto, EXCLUDING (i) in the case of each Bank and Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which such Bank or such Agent (as the case may be) is organized or in which its principal executive office is located or, in the case of each Bank, in which its Applicable Lending Office is located and (ii) in the case of each Bank, any United States withholding tax imposed on such payments but only to the extent that such Bank is subject to United States withholding tax at the time such Bank first becomes a party to this Agreement.

       "Other Taxes" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note.

       (b) Any and all payments by the Borrower to or for the account of any Bank or any Agent hereunder or under any Note shall be made without deduction for any Taxes or Other Taxes; PROVIDED that, if the Borrower shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Bank or Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 9.1, the original or a certified copy of a receipt evidencing payment thereof.

       (c) The Borrower agrees to indemnify each Bank and each Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by such Bank or such Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be paid within 15 days after such Bank or such Agent (as the case may be) makes demand therefor.

       (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower and the Administrative Agent with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which exempts the Bank from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Bank or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.

       (e) For any period with respect to which a Bank has failed to provide the Borrower or the Administrative Agent with the appropriate form pursuant to
Section 8.4(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which such form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.4(b) or (c) with respect to Taxes imposed by the United States; PROVIDED that if a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

       (f) If the Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section, then such Bank will change the jurisdiction of its Applicable Lending Office if, in the judgment of such Bank, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Bank.

       SECTION 8.5. BASE RATE LOANS SUBSTITUTED FOR AFFECTED FIXED RATE LOANS. If (i) the obligation of any Bank to make Euro-Dollar Loans has been suspended pursuant to Section 8.2 or (ii) any Bank has demanded compensation under Section
8.3 or 8.4 with respect to its CD Loans or Euro-Dollar Loans and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

       (a) all Loans which would otherwise be made by such Bank as CD Loans or Euro-Dollar Loans, as the case may be, shall be made instead as Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Fixed Rate Loans of the other Banks); and

       (b) after each of its CD Loans or Euro-Dollar Loans, as the case may be, has been repaid, all payments of principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans instead.


                                    ARTICLE 9

                                  MISCELLANEOUS


       SECTION 9.1. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party:
(a) in the case of the Borrower or either Agent, at its address, facsimile number or telex number set forth on the signature pages hereof, (b) in the case of any Bank, at its address, facsimile number or telex number set forth in its Administrative Questionnaire or (c) in the case of any party, such other address, facsimile number or telex number as such party may hereafter specify for the purpose by notice to the Agents and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (iii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified in this Section; PROVIDED that notices to the Administrative Agent under Article 2 or Article 8 shall not be effective until received.

       SECTION 9.2. NO WAIVERS. No failure or delay by any Agent or any Bank in exercising any right, power or privilege under any Financing Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in the Financing Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

       SECTION 9.3.  EXPENSES; INDEMNIFICATION.  (a)  The Borrower shall pay
(i) all out-of-pocket expenses of the Agents, including fees and disbursements of special counsel for the Agents, in connection with the preparation and administration of the Financing Documents, any waiver or consent thereunder or any amendment thereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by each Agent and Bank, including (without duplication) the fees and disbursements of outside counsel and the allocated cost of inside counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

       (b) The Borrower agrees to indemnify each Agent and Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; PROVIDED that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

       SECTION 9.4. SHARING OF SET-OFFS. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; PROVIDED that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness hereunder. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

       SECTION 9.5. AMENDMENTS AND WAIVERS . Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of either Agent are affected thereby, by such Agent); PROVIDED that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any scheduled reduction or termination of any Commitment, (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement or (v) release all or substantially all of the Collateral.

       SECTION 9.6. SUCCESSORS AND ASSIGNS. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

       (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Administrative Agent, such

Bank shall remain responsible for the performance of its obligations hereun[nb]der, and the Borrower and the Agents shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; PROVIDED that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii), or (iii) of Section 9.5 without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article 8 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

       (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part (equivalent to an initial Commitment of not less than $5,000,000) of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit E hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Borrower, which shall not be unreasonably withheld, and the Administrative Agent; PROVIDED that if an Assignee is an affiliate of such transferor Bank or was a Bank immediately prior to such assignment, no such consent shall be required; and PROVIDED FURTHER that such assignment may, but need not, include rights of the transferor Bank in respect of outstanding Money Market Loans. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Administrative Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United
States of America or a state thereof, it shall deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with
Section 8.4.

       (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

       (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.3 or 8.4 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.2, 8.3 or 8.4 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

       SECTION 9.7. COLLATERAL. Each of the Banks represents to each of the Agents and the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

       SECTION 9.8. GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York. The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

       SECTION 9.9. COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party).

       SECTION 9.10  CONFIDENTIALITY.     Each Bank agrees to exercise
reasonable efforts to keep confidential any written information delivered or made available by the Borrower or any of its Subsidiaries to such Bank in connection with this Agreement; PROVIDED that nothing herein shall prevent any Bank from disclosing such information (i) to any other Bank, (ii) to its officers, directors, employees, agents, attorneys and accountants, (iii) upon the order of any court or administrative agency, (iv) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank, (v) which has been publicly disclosed, (vi) in connection with any litigation to which the Administrative Agent, the Collateral Agent or any Bank or their respective affiliates may be a party, (vii) in connection with the exercise of any remedy hereunder, (viii) to such Bank's legal counsel and independent auditors, and (ix) to any actual or proposed participant or assignee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 9.10.

       SECTION 9.11. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE AGENTS AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                       UNITED ASSET MANAGEMENT CORPORATION


                                       By         /s/ William H. Park
                                          ------------------------------------
                                          Name: William H. Park
                                          Title: Executive Vice President
                                          Address:
                                          Telex:
                                          Facsimile:


                                       MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK, as Administrative Agent


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:
                                          Address: 60 Wall Street
                                          New York, NY 10260
                                          Telex:
                                          Facsimile:


                                       THE FIRST NATIONAL BANK OF BOSTON,
                                         as Collateral Agent


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:
                                          Address:
                                          Telex:
                                          Facsimile:

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                       UNITED ASSET MANAGEMENT CORPORATION


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:
                                          Address:
                                          Telex:
                                          Facsimile:


                                       MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK, as Administrative Agent


                                       By         /s/ Lauren S. McCoy
                                          ------------------------------------
                                          Name: Lauren S. McCoy
                                          Title: Vice President
                                          Address: 60 Wall Street
                                          New York, NY 10260
                                          Telex:
                                          Facsimile:


                                       THE FIRST NATIONAL BANK OF BOSTON,
                                         as Collateral Agent


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:
                                          Address:
                                          Telex:
                                          Facsimile:

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                       UNITED ASSET MANAGEMENT CORPORATION


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:
                                          Address:
                                          Telex:
                                          Facsimile:


                                       MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK, as Administrative Agent


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:
                                          Address: 60 Wall Street
                                          New York, NY 10260
                                          Telex:
                                          Facsimile:


                                       THE FIRST NATIONAL BANK OF BOSTON,
                                         as Collateral Agent


                                       By       /s/ Mitchell B. Feldman
                                          ------------------------------------
                                          Name: Mitchell B. Feldman
                                          Title: Managing Director
                                          Address: 100 Federal St.
                                          Telex:
                                          Facsimile:

$50,000,000                            MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK


                                       By         /s/ Lauren S. McCoy
                                          ------------------------------------
                                          Name: Lauren S. McCoy
                                          Title: Vice President


$50,000,000                            THE FIRST NATIONAL BANK OF BOSTON


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            ABN-AMRO BANK N.V.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$ 7,500,000                            per pro BROWN BROTHERS
                                         HARRIMAN & CO.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$30,000,000                            CHEMICAL BANK


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$30,000,000                            CREDIT LYONNAIS NEW YORK BRANCH


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

$50,000,000                            MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK


                                       By
                                          ------------------------------------
                                          Name:


$50,000,000                            THE FIRST NATIONAL BANK OF BOSTON


                                       By       /s/ Mitchell B. Feldman
                                          ------------------------------------
                                          Name: Mitchell B. Feldman
                                          Title: Managing Director


$20,000,000                            ABN-AMRO BANK N.V.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$ 7,500,000                            per pro BROWN BROTHERS
                                         HARRIMAN & CO.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$30,000,000                            CHEMICAL BANK


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$30,000,000                            CREDIT LYONNAIS NEW YORK BRANCH


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

$50,000,000                            MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK


                                       By
                                          ------------------------------------
                                          Name:


$50,000,000                            THE FIRST NATIONAL BANK OF BOSTON


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            ABN-AMRO BANK N.V.


                                       By       /s/ Eisso VanderMeulen
                                          ------------------------------------
                                          Name: Eisso VanderMeulen
                                          Title: Assistant Vice President


                                       By          /s/ David Eastep
                                          ------------------------------------
                                          Name: David Eastep
                                          Title: Assistant Vice President


$ 7,500,000                            per pro BROWN BROTHERS
                                         HARRIMAN & CO.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$30,000,000                            CHEMICAL BANK


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$30,000,000                            CREDIT LYONNAIS NEW YORK BRANCH


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

$50,000,000                            MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK


                                       By
                                          ------------------------------------
                                          Name:


$50,000,000                            THE FIRST NATIONAL BANK OF BOSTON


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            ABN-AMRO BANK N.V.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$ 7,500,000                            per pro BROWN BROTHERS
                                         HARRIMAN & CO.


                                       By        /s/ Louise A. Coughlan
                                          ------------------------------------
                                          Name: Louise A. Coughlan
                                          Title: Deputy Manager


$30,000,000                            CHEMICAL BANK


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$30,000,000                            CREDIT LYONNAIS NEW YORK BRANCH


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

$50,000,000                            MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK


                                       By
                                          ------------------------------------
                                          Name:


$50,000,000                            THE FIRST NATIONAL BANK OF BOSTON


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            ABN-AMRO BANK N.V.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$ 7,500,000                            per pro BROWN BROTHERS
                                         HARRIMAN & CO.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$30,000,000                            CHEMICAL BANK


                                       By         /s/ Heather Lindstrom
                                          ------------------------------------
                                          Name: Heather Lindstrom
                                          Title: Vice President


$30,000,000                            CREDIT LYONNAIS NEW YORK BRANCH


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

$50,000,000                            MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK


                                       By
                                          ------------------------------------
                                          Name:


$50,000,000                            THE FIRST NATIONAL BANK OF BOSTON


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            ABN-AMRO BANK N.V.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$ 7,500,000                            per pro BROWN BROTHERS
                                         HARRIMAN & CO.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$30,000,000                            CHEMICAL BANK


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$30,000,000                            CREDIT LYONNAIS NEW YORK BRANCH


                                       By          /s/ Sebastian Rocco
                                          ------------------------------------
                                          Name: Sebastian Rocco
                                          Title: First Vice President

$45,000,000                            DEUTSCHE BANK AG, NEW YORK BRANCH
                                         and/or CAYMAN ISLANDS BRANCH


                                       By         /s/ F. Dabney Giles
                                          ------------------------------------
                                          Name: F. Dabney Giles
                                          Title: Assistant Vice President


                                       By       /s/ Alexander Cellarius
                                          ------------------------------------
                                          Name: Alexander Cellarius
                                          Title: Vice President


$45,000,000                            FLEET NATIONAL BANK


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$ 7,500,000                            ING CAPITAL


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            THE LONG-TERM CREDIT BANK
                                         OF JAPAN, LTD.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$45,000,000                            MELLON BANK, N.A.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

$45,000,000                            DEUTSCHE BANK AG, NEW YORK BRANCH
                                         and/or CAYMAN ISLANDS BRANCH


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$45,000,000                            FLEET NATIONAL BANK


                                       By      /s/ Robert McClelland
                                          ------------------------------------
                                          Name: Robert McClelland
                                          Title: Vice President


$ 7,500,000                            ING CAPITAL


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            THE LONG-TERM CREDIT BANK
                                         OF JAPAN, LTD.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$45,000,000                            MELLON BANK, N.A.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

$45,000,000                            DEUTSCHE BANK AG, NEW YORK BRANCH
                                         and/or CAYMAN ISLANDS BRANCH


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$45,000,000                            FLEET NATIONAL BANK


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$ 7,500,000                            ING CAPITAL


                                       By           /s/ Kunduck Moon
                                          ------------------------------------
                                          Name: Kunduck Moon
                                          Title: Managing Director


$20,000,000                            THE LONG-TERM CREDIT BANK
                                         OF JAPAN, LTD.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$45,000,000                            MELLON BANK, N.A.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

$45,000,000                            DEUTSCHE BANK AG, NEW YORK BRANCH
                                         and/or CAYMAN ISLANDS BRANCH


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$45,000,000                            FLEET NATIONAL BANK


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$ 7,500,000                            ING CAPITAL


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            THE LONG-TERM CREDIT BANK
                                         OF JAPAN, LTD.


                                       By         /s/ Noboru Kubota
                                          ------------------------------------
                                          Name: Noboru Kubota
                                          Title: Deputy General Manager


$45,000,000                            MELLON BANK, N.A.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

$45,000,000                            DEUTSCHE BANK AG, NEW YORK BRANCH
                                         and/or CAYMAN ISLANDS BRANCH


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$45,000,000                            FLEET NATIONAL BANK


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$ 7,500,000                            ING CAPITAL


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            THE LONG-TERM CREDIT BANK
                                         OF JAPAN, LTD.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$45,000,000                            MELLON BANK, N.A.


                                       By        /s/ Susan M. Whitewood
                                          ------------------------------------
                                          Name: Susan M. Whitewood
                                          Title: Assistant Vice President

$45,000,000                            NATIONSBANK, N.A.


                                       By        /s/ Ira L. Moreland
                                          ------------------------------------
                                          Name: Ira L. Moreland
                                          Title: Senior Vice President


$20,000,000                            ROYAL BANK OF SCOTLAND


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            SOCIETE GENERALE


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            STATE STREET BANK


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            THE SUMITOMO BANK, LIMITED


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$25,000,000                            WACHOVIA BANK OF GEORGIA, N.A.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

TOTAL COMMITMENTS

$500,000,000

$45,000,000                            NATIONSBANK, N.A.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            ROYAL BANK OF SCOTLAND


                                       By             /s/ D. Dougan
                                          ------------------------------------
                                          Name: D. Dougan
                                          Title: Vice President


$20,000,000                            SOCIETE GENERALE


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            STATE STREET BANK


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            THE SUMITOMO BANK, LIMITED


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$25,000,000                            WACHOVIA BANK OF GEORGIA, N.A.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

TOTAL COMMITMENTS

$500,000,000

$45,000,000                            NATIONSBANK, N.A.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            ROYAL BANK OF SCOTLAND


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            SOCIETE GENERALE


                                       By           /s/ Jay S. Sands
                                          ------------------------------------
                                          Name: Jay S. Sands
                                          Title: First Vice President


$20,000,000                            STATE STREET BANK


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            THE SUMITOMO BANK, LIMITED


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$25,000,000                            WACHOVIA BANK OF GEORGIA, N.A.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

TOTAL COMMITMENTS

$500,000,000

$45,000,000                            NATIONSBANK, N.A.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            ROYAL BANK OF SCOTLAND


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            SOCIETE GENERALE


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            STATE STREET BANK AND TRUST COMPANY


                                       By        /s/ Edward A. Siegel
                                          ------------------------------------
                                          Name: Edward A. Siegel
                                          Title: Loan Officer


$20,000,000                            THE SUMITOMO BANK, LIMITED


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$25,000,000                            WACHOVIA BANK OF GEORGIA, N.A.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

TOTAL COMMITMENTS

$500,000,000

$45,000,000                            NATIONSBANK, N.A.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            ROYAL BANK OF SCOTLAND


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            SOCIETE GENERALE


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            STATE STREET BANK


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            THE SUMITOMO BANK, LIMITED


                                       By       /s/ Daniel G. Eastman
                                          ------------------------------------
                                          Name: Daniel G. Eastman
                                          Title: Vice President and Manager


                                       By       /s/ Stephen F. O'Sullivan
                                          ------------------------------------
                                          Name: Stephen F. O'Sullivan
                                          Title: Assistant Vice President


$25,000,000                            WACHOVIA BANK OF GEORGIA, N.A.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

TOTAL COMMITMENTS

$500,000,000

$45,000,000                            NATIONSBANK, N.A.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            ROYAL BANK OF SCOTLAND


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            SOCIETE GENERALE


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            STATE STREET BANK


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$20,000,000                            THE SUMITOMO BANK, LIMITED


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


$25,000,000                            WACHOVIA BANK OF GEORGIA, N.A.


                                       By       /s/ Terence A. Snellings
                                          ------------------------------------
                                          Name: Terence A. Snellings
                                          Title: Senior Vice President

TOTAL COMMITMENTS

$500,000,000

                                PRICING SCHEDULE

                 Each of "Euro-Dollar Margin", "CD Margin", "Commitment Fee Rate" means, for any date, the rates set forth below in the row opposite such term and in the column corresponding to the "Pricing Level" that applies at such date:


                      Level I        Level II       Level III       Level IV
- -------------------------------------------------------------------------------
CD Margin              0.525%         0.675%         0.825%                1%

Euro-Dollar Margin       0.4%          0.55%           0.7%            0.875%

Commitment Fee Rate    0.125%          0.17%           0.2%            0.275%

               For purposes of this Schedule, the following terms have the following meanings:

               "Level I Pricing" applies at any date if, at such date, the Applicable Cash Flow Ratio is greater than 0.75 AND the Applicable Debt to Capital Ratio is less than 0.5.

               "Level II Pricing" applies at any date if, at such date, (i) the Applicable Cash Flow Ratio is greater than 0.6 AND the Applicable Debt to Capital Ratio is less than 0.6 and (ii) Level I Pricing does not apply.

               "Level III Pricing" applies at any date if, at such date, (i) the Applicable Cash Flow Ratio is greater than 0.45 AND the Applicable Debt to Capital Ratio is less than 0.7 and (ii) neither Level I Pricing nor Level II Pricing applies.

               "Level IV Pricing" applies at any date if, at such date, the Applicable Cash Flow Ratio is less than or equal to 0.45 OR the Applicable Debt to Capital Ratio is greater than or equal to 0.7.

               "Applicable Cash Flow Ratio" means, with respect to each day during any quarter, the Cash Flow Ratio for the period of four consecutive quarters ending at the date of the most recent financial statements delivered pursuant to Section 5.1(a) or (b).

               "Applicable Debt to Capital Ratio" means, with respect to each day during any quarter, the ratio of Consolidated Senior Debt to Total Capital as of the date of the most recent financial statements delivered pursuant to
Section 5.1(a) or (b).

               "Pricing Level" refers to the determination of which of Level I, Level II, Level III or Level IV applies at any date.



                                    Exhibits

                                                                EXHIBIT A - Note


                                      NOTE



                                        New York, New York
                                        ___________ __, 199_




          For value received, United Asset Management Corporation, a Delaware corporation (the "Borrower"), promises to pay to the order of ______________________ (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the last day of the Interest Period relating to such Loan. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

          All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

          This note is one of the Notes referred to in the Amended and Restated Credit Agreement dated as of April 19, 1996 among United Asset Management Corporation, the banks listed on the signature pages thereof, Morgan Guaranty Trust

Company of New York, as Administrative Agent and The First National Bank of Boston, as Collateral Agent (as the same may be amended from time to time, the "Amended and Restated Credit Agreement"). Terms defined in the Amended and Restated Credit Agreement are used herein with the same meanings. Reference is made to the Amended and Restated Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.


                                       United Asset Management Corporation


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                         LOANS AND PAYMENTS OF PRINCIPAL


______________________________________________________________________________

              Amount      Type       Amount of
                of         of        Principal      Maturity     Notation
Date           Loan       Loan        Repaid          Date        Made By
______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

                                                                       EXHIBIT B

                           GUARANTY AND SECURITY DOCUMENTS
                              CONFIRMATION AND AMENDMENT

         GUARANTY AND SECURITY DOCUMENTS CONFIRMATION AND AMENDMENT dated as of April 19, 1996 among UNITED ASSET MANAGEMENT CORPORATION, a Delaware corporation (the "Borrower"), UNITED ASSET MANAGEMENT HOLDINGS, INC., a Delaware corporation ("UAM Holdings"), UNITED ASSET MANAGEMENT TRADEMARK, INC., a Delaware corporation ("UAM Trademark"), UAM INVESTMENT CORPORATION, a Delaware corporation ("UAM Investment"), HEITMAN FINANCIAL LTD., an Illinois corporation ("Heitman"), UNITED ASSET MANAGEMENT U.K. HOLDINGS, INC., a Delaware corporation ("UAM U.K.. HOLDINGS") and UAM REALTY ADVISORS INVESTMENT CORPORATION, a Delaware corporation ("UAM Realty Advisors"; UAM Holdings, UAM Trademark, UAM Investment, Heitman, UAM U.K. Holdings and UAM Realty Advisors, each a "Guaranty Subsidiary" and collectively, the "Guaranty Subsidiaries") in favor of the Banks and the Agents (as defined below).

                                 W I T N E S S E T H

         WHEREAS, the Borrower, certain of the Banks, Morgan Guaranty Trust Company of New York, as Agent (the "Agent"), and The First National Bank of Boston, as Collateral Agent, are parties to the Second Amended and Restated Credit Agreement, dated as of November 18, 1994 (as amended to the Effective Date, the "Original Agreement");

         WHEREAS, simultaneously with the execution of this Agreement, the Borrower, the banks listed on the signature pages thereof (the "Banks"), Morgan Guaranty Trust Company of New York, as Administrative Agent, and The First National Bank of Boston, as Collateral Agent, are entering into an Amended and Restated Credit Agreement dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Amended and Restated Credit Agreement"), which amends and restates the Original Agreement in its entirety; and

         WHEREAS, it is a condition precedent to the effectiveness of the Amended and Restated Credit Agreement and to the obligation of the Banks to make Loans thereunder that the Borrower and each of the Guaranty Subsidiaries shall have executed and delivered this Agreement;

         NOW, THEREFORE, the parties hereto agree:

         1. Unless the context otherwise requires, capitalized terms used herein without definition shall have the meanings given to such terms in the Amended and Restated Credit Agreement.

         2. The term "Banks" as defined in each of the Collateral Documents and the Subsidiaries Guaranties (collectively, the "Documents") shall include all banks and other financial institutions from time to time parties to the Amended and Restated Credit Agreement as "Banks".

         3. All references in the Documents to "the Agreement" or "the Amended and Restated Credit Agreement" shall refer to the Amended and Restated Credit Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         4. Without limitation of any of the terms of the Documents, the Borrower and each Guaranty Subsidiary hereby confirms and agrees that the terms "Obligations" and "Guaranteed Obligations" as used in the Documents shall include all obligations of the Borrower as such term is used in the Amended and Restated Credit Agreement.

         5. Each of the Guaranty Subsidiaries hereby acknowledges receipt of a copy of the Amended and Restated Credit Agreement and of each agreement, instrument or document delivered in connection therewith on the Closing Date.

         6. Schedule A to the Subsidiaries Guaranty dated as of May 18, 1992, as amended, by UAM Holdings, United Asset Management Trademark, Inc. and UAM Investment in favor of the Beneficiaries named therein (the "Subsidiaries Guaranty") is hereby amended to read in its entirety as set forth on Exhibit A hereto.

         7. Schedule A to the Subsidiaries Pledge Agreement is hereby amended to read in its entirety as set forth on Exhibit B hereto.

         8. Clause (iii) of the first sentence of Section 4(c) of the Subsidiaries Guaranty is hereby amended to read in its entirety as follows:

         "(iii) in the case of UAM Investment, holding the promissory notes permitted by Section 5.10 of the Credit Agreement."

         9. The amendments set forth herein are limited precisely as written and shall not be deemed to (i) be an amendment to or waiver of any other term or condition of the Documents or any of the instruments and documents referred to therein, or (ii) prejudice any right or rights which the Agents or the Banks may now have or may have in the future under or in connection with the Documents, as amended, or any of the instruments and documents referred to therein. Except as expressly modified hereby or pursuant hereto, the terms and provisions of the Documents and the instruments and documents referred to therein shall remain in full force and effect, and, as so modified, are hereby ratified and confirmed.

         10. This Agreement is the Confirmation and Amendment referred to in the Amended and Restated Credit Agreement. All guaranties, liens and security interests made or granted by the Borrower or any Guaranty Subsidiary pursuant to the Documents are hereby ratified and confirmed.

         11. This Agreement may be signed in any number of separate counterparts, each of which shall constitute an original instrument and all of which taken together shall constitute one and the same instrument, with the same force and effect as if the signatures of all the parties hereto were on a single instrument.

         12. The Borrower and each of the Guaranty Subsidiaries hereby represents and warrants that (i) it has the right, power and capacity and has been duly authorized and empowered by all required corporate and shareholder action to enter into, execute, deliver and perform this Agreement; (ii) this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); (iii) the execution, delivery and performance of this Agreement do not and will not violate any provision of its certificate of incorporation or by-laws or any contractual provision to which it is a party or to which it or any of its property is subject; and (iv) all representations and warranties contained in the Documents (as amended by this Agreement) are true and correct in all material respects with the same effect as though such representations and warranties has been made on and as of the date hereof.

         13. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                       UNITED ASSET MANAGEMENT CORPORATION


                                       By:
                                           -----------------------------------
                                           Title:


                                       UNITED ASSET MANAGEMENT HOLDINGS, INC.


                                       By:
                                           -----------------------------------
                                           Title:


                                       UNITED ASSET MANAGEMENT TRADEMARK, INC.


                                       By:
                                           -----------------------------------
                                           Title:


                                       UAM INVESTMENT CORPORATION


                                       By:
                                           -----------------------------------
                                           Title:


                                       HEITMAN FINANCIAL LTD.


                                       By:
                                           -----------------------------------
                                           Title:

                                       UNITED ASSET MANAGEMENT U.K.
                                          HOLDINGS, INC.


                                        By:
                                            ----------------------------------
                                            Title:


                                        UAM REALTY ADVISORS INVESTMENT
                                          CORPORATION


                                        By:
                                            ----------------------------------
                                            Title:

AGREED:

MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK, as Administrative Agent


By:
    -----------------------------------
    Title:


THE FIRST NATIONAL BANK OF BOSTON,
  as Collateral Agent


By:
    -----------------------------------
    Title:


MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK

By:
    -----------------------------------
    Title:


THE FIRST NATIONAL BANK OF BOSTON


By:
    -----------------------------------
    Title:


ABN-AMRO BANK N.V.


By:
    -----------------------------------
    Title:

CHEMICAL BANK


By:
    -----------------------------------
    Title:


CREDIT LYONNAIS NEW YORK BRANCH


By:
    -----------------------------------
    Title:


DEUTSCHE BANK AG, NEW YORK BRANCH
  and/or CAYMAN ISLANDS BRANCH

By:
    -----------------------------------
    Title:

By:
    -----------------------------------
    Title:


FLEET BANK


By:
    -----------------------------------
    Title:


ING CAPITAL


By:
    -----------------------------------
    Title:


THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


By:
    -----------------------------------
    Title:

MELLON BANK N.A.


By:
    -----------------------------------
    Title:


NATIONSBANK, N.A.


By:
    -----------------------------------
    Title:


ROYAL BANK OF SCOTLAND


By:
    -----------------------------------
    Title:



SOCIETE GENERALE


By:
    -----------------------------------
    Title:


STATE STREET BANK


By:
    -----------------------------------
    Title:


THE SUMITOMO BANK, LIMITED


By:
    -----------------------------------
    Title:

WACHOVIA BANK OF GEORGIA, N.A.


By:
    -----------------------------------
    Title:


per pro BROWN BROTHERS
  HARRIMAN & CO.


By:
    -----------------------------------
    Title:

                                                                   EXHIBIT A TO
                                                     CONFIRMATION AND AMENDMENT


                                      Schedule A
                                Subsidiaries Guaranty

                             SUBSIDIARIES OF UAM HOLDINGS


1.   Dewey Square Investors Corporation, a Delaware corporation

2.   UAM Realty Advisors Investment Corporation, a Delaware corporation

3.   Hellman, Jordan Management Company, Inc., a Delaware corporation

4.   Hagler, Mastrovita & Hewitt, Inc., a Delaware corporation

5.   First Pacific Advisors, Inc., a Massachusetts corporation

6.   Acadian Asset Management, Inc., a Massachusetts corporation

7.   NWQ Investment Management Company, Inc., a Massachusetts corporation

8.   Pell, Rudman & Co., Inc., a Delaware corporation

9.   Tom Johnson Investment Management, Inc., a Massachusetts corporation

10.  Provident Investment Counsel, Inc., a Massachusetts corporation

11.  UAM Fund Services, Inc., a Delaware corporation

12.  OSV NewCo, Inc., a Delaware corporation

                                                                   EXHIBIT B TO
                                                     CONFIRMATION AND AMENDMENT


                                      Schedule A
                            Subsidiaries Pledge Agreement
                        By and Between United Asset Management
                        Holdings, Inc. and The First National
                         Bank of Boston, as Collateral Agent


    The Collateral covered by the Subsidiaries Pledge Agreement to which this Schedule A is annexed includes, without limitation, the following shares of stock, certificates representing which have been delivered to the Collateral Agent in good transferable form, endorsed by the Pledgor in blank (and all proceeds thereof):

                                                               Percentage of
                                               Number of           Shares          Certificate
        Issuer                                   Shares          Outstanding         Number
        ------                                 ---------       ---------------     -----------
Hellman, Jordan Management Company, Inc.         449.5                100%               30

Hagler, Mastrovita & Hewitt, Inc.               50,000                100%               11

Dewey Square Investors Corporation                 100                100%                1

UAM Realty Advisors Investment Corporation         100                100%                1

First Pacific Advisors, Inc.                   200,000                100%                2

Acadian Asset Management, Inc.                     100                100%                7

NWQ Investment Management Company, Inc.        200,000                100%                2

Pell, Rudman & Co., Inc.                           100                100%                2

Tom Johnson Investment Management, Inc.            100                100%                2

Provident Investment Counsel, Inc.                 100                100%                2

UAM Fund Services, Inc.                            100                100%                2

OSV NewCo, Inc.                                    100                100%                2

                                                                      EXHIBIT C

                           [HILL & BARLOW LETTERHEAD]

                                 April 19, 1996


Morgan Guaranty Trust Company of New York,
 as Administrative Agent
60 Wall Street
New York, New York 10260

and

The First National Bank of Boston,
 as Collateral Agent
150 Royall Street
Canton, Massachusetts 02021

and

Morgan Guaranty Trust Company of New York
60 Wall Street
New York, New York 10260

The First National Bank of Boston
100 Federal Street
Boston, Massachusetts 02110

ABN-AMRO Bank, N.V.
500 Park Avenue
New York, NY  10022

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Chemical Bank
4 New York Plaza
New York, New York 10004-2477

                           [HILL & BARLOW LETTERHEAD]

Page 2
April 19, 1996



Credit Lyonnais New York Branch
c/o Credit Lyonnais Representative Office
53 State Street
Boston, Massachusetts 02109

Deutsche Bank AG
New York Branch and/or Cayman Islands Branch
31 West 52nd Street
New York, New York 10019

Fleet National Bank
75 State Street
Boston, Massachusetts 02109

ING Capital
135 East 57th Street
New York, NY  10022

The Long-Term Credit Bank of Japan, Ltd.
165 Broadway
New York, NY  10006

Mellon Bank, N.A.
Mellon Bank Center
1735 Market Street, 6th Floor
Philadelphia, Pennsylvania 19101

Nationsbank, N.A.
10 Light Street
Baltimore, Maryland 21201

Royal Bank of Scotland
63 Wall Street
New York, NY  10005

Societe Generale
1221 Avenue of the Americas
New York, NY  10020

                           [HILL & BARLOW LETTERHEAD]

Page 3
April 19, 1996


State Street Bank
1776 Heritage Drive
North Quincy, MA  02171

The Sumitomo Bank, Limited
One Post Office Square
Boston, MA  02109

Wachovia Bank of Georgia, N.A.
191 Peachtree Street, N.E.
Atlanta, Georgia 30303

as Banks under the Credit Agreement referred to below.

Ladies and Gentlemen:

     We have acted as counsel to United Asset Management Corporation, a Delaware corporation (the "Company"), United Asset Management Holdings, Inc., a Delaware corporation ("UAM Holdings") and a wholly-owned subsidiary corporation of the Company, United Asset Management Trademark, Inc., a Delaware corporation ("UAM Trademark") and a wholly-owned subsidiary corporation of the Company, UAM Investment Corporation, a Delaware corporation ("UAM Investment") and a wholly-owned subsidiary corporation of the Company, United Asset Management U.K. Holdings, Inc., a Delaware corporation ("UAM U.K. Holdings") and a wholly-owned subsidiary corporation of the Company, and UAM Realty Advisors Investment Corporation, a Delaware corporation ("UAM Realty Advisors") and a wholly-owned subsidiary corporation of UAM Holdings (UAM Holdings, UAM Trademark, UAM Investment, UAM U.K. Holdings, and UAM Realty Advisors are hereinafter collectively called the "Guaranty Subsidiaries"), in connection with the preparation, execution, and delivery of (1) the Amended and Restated Credit Agreement dated as of April 19, 1996 (the "Credit Agreement") among the Company, Morgan Guaranty Trust Company of New York, The First National Bank of Boston, ABN-AMRO Bank N.V., Brown Brothers Harriman & Co., Chemical Bank, Credit Lyonnais New York Branch, Deutsche Bank AG, New York Branch and/or Cayman Islands Branch, Fleet National Bank, ING Capital, The Long-Term Credit Bank of Japan, Ltd., Mellon Bank, N.A.,

                           [HILL & BARLOW LETTERHEAD]

Page 4
April 19, 1996


Nationsbank, N.A., Royal Bank of Scotland, Societe Generale, State Street Bank, The Sumitomo Bank, Limited, and Wachovia Bank of Georgia, N.A. (the "Banks"), Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Administrative Agent"), and The First National Bank of Boston, as Collateral Agent (the "Collateral Agent"), (2) the Notes dated April 19, 1996 of the Company evidencing the obligation of the Company to the Banks to repay the Loans on such dates as are provided in the Credit Agreement (the "Notes"), and (3) the Guaranty and Security Documents Confirmation and Amendment dated as of April 19, 1996 (the "Confirmation and Amendment") among the Company, the Guaranty Subsidiaries, Heitman Financial Ltd., an Illinois corporation, the Administrative Agent, the Collateral Agent, and the Banks. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Credit Agreement. The Credit Agreement, the Notes, and the Confirmation and Amendment are hereinafter collectively called the "Credit Documents". This opinion is being furnished to you pursuant to
Section 3.1(b) of the Credit Agreement. The Company has instructed us to prepare this opinion and deliver it to the Banks, the Administrative Agent, and the Collateral Agent for their benefit.

     As such counsel, we have examined the originals or copies, certified or otherwise identified to our satisfaction, of the following:

          (a) the Credit Documents;

          (b) a copy, certified as of a recent date by the Secretary of State of the State of Delaware, of the charter documents of each of the Company and the Guaranty Subsidiaries;

          (c) certificates of recent date of the Secretary of State of the State of Delaware as to the incorporation, legal existence, and corporate good standing of each of the Company and the Guaranty Subsidiaries;

                           [HILL & BARLOW LETTERHEAD]

Page 5
April 19, 1996


          (d) a copy, certified as of the date hereof by the Secretary of each of the Company and the Guaranty Subsidiaries, of the By-Laws of each of the Company and the Guaranty Subsidiaries;

          (e) a copy, certified as of the date hereof by the Secretary of each of the Company and the Guaranty Subsidiaries, of resolutions adopted by the Board of Directors of each of the Company and the Guaranty Subsidiaries authorizing the execution and delivery of the Credit Documents to which each is a party;

          (f) a certificate dated as of the date hereof of the Secretary of each of the Company and the Guaranty Subsidiaries as to the incumbency and signatures of officers of each of the Company and the Guaranty Subsidiaries; and

          (g) such other certificates, documents, and records as we have deemed necessary for the purposes of this opinion.

     We have also examined and relied upon the representations, warranties, and agreements as to matters of fact contained in the Credit Documents and in certificates delivered to you and to us in connection therewith and herewith.

     We have assumed the genuineness of all signatures (other than those of the Company, the Guaranty Subsidiaries, and the officers signing certificates on behalf of the Company and the Guaranty Subsidiaries), the legal capacity of all natural persons, the authenticity and completeness of all documents submitted to us as originals (including corporate records and minutes), the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. We have assumed the validity and binding effect of the Credit Documents under the laws of the State of New York, the jurisdiction whose law has been chosen by the parties as governing the Credit Documents.

                           [HILL & BARLOW LETTERHEAD]

Page 6
April 19, 1996


     Our opinions expressed in paragraph 1. below, insofar as they relate to the legal existence and corporate good standing of each of the Company and the Guaranty Subsidiaries, are based solely on the certificates referred to in clause (c) of the second paragraph of this opinion and are limited accordingly, and, as to such matters, our opinion is rendered as of the respective dates of such certificates, and, as to such matters, from the respective dates of such certificates to the date hereof, our opinion is rendered to our knowledge based on due inquiry of the Company.

     We have acted as general counsel to each of the Company and the Guaranty Subsidiaries with respect to particular matters as to which we have been consulted by them, although in rendering this opinion we have not made any independent review or investigation of any litigation, proceeding, or investigation pending, or threatened, against the Company or any of the Guaranty Subsidiaries, or of any agreement or instrument binding on the Company or any of the Guaranty Subsidiaries, except that we have made inquiries with respect to such matters and have relied upon representations of an officer of the Company and each of the Guaranty Subsidiaries and nothing has come to our attention leading us to question the accuracy of such information.

     We have assumed that each of the Administrative Agent, the Collateral Agent, and the Banks has all requisite power and authority and has taken all necessary action to authorize it to enter into, execute, and deliver all of the Credit Documents to which each is a party and to effect the transactions contemplated by the Credit Documents. We have assumed that each of the Administrative Agent, the Collateral Agent, and the Banks has duly executed and delivered the Credit Documents to which each is a party and that each of the Credit Documents to which each of the Administrative Agent, the Collateral Agent, and the Banks is a party constitutes the legal, valid, binding, and enforceable obligation of the Administrative Agent, the Collateral Agent, and each of the Banks. We have assumed that the Administrative Agent, the Collateral Agent, and each of the Banks has all requisite power and authority under any law or regulation of the

                           [HILL & BARLOW LETTERHEAD]

Page 7
April 19, 1996


United States of America or any political subdivision thereof to enter into the transactions contemplated by the Credit Documents.

     The opinions expressed herein are qualified to the extent that the validity or enforceability of any provision of the Credit Documents may be subject to or limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and conveyance, and other similar laws of general application relating to or affecting the rights and remedies of creditors and secured parties generally, which laws may be in effect from time to time, (ii) general principles of equity, whether applied in a proceeding in equity or at law, (iii) the application by courts of competent jurisdiction of laws, rules, regulations, court decisions, and constitutional requirements deemed to have a paramount public interest, (iv) limitations on the legality, validity, binding effect, or enforceability of waivers, provisions in the nature of penalties, rights of set-off, exculpatory provisions, and indemnification provisions contained in the Credit Documents to the extent the same may be limited by public policy, equitable principles, or applicable laws, rules, regulations, court decisions, and constitutional requirements, and
(v) any duty of good faith.

     We express no opinion as to the existence of, or title of the Company or any of the Guaranty Subsidiaries to, any item of Collateral, or as to the priority or the perfection of any lien or security interest therein, except as and to the extent opinions regarding priority and perfection are given pursuant to our opinion dated May 18, 1992 referred to in the second to the last paragraph hereof.

     We are members of the bar of The Commonwealth of Massachusetts and do not express any opinion with respect to the laws or the regulations of any jurisdiction other than the federal laws of the United States of America, the General Corporation Law of the State of Delaware, and the laws of The Commonwealth of Massachusetts, as in effect on the date hereof.

     We call to your attention that the Credit Agreement provides that the Credit Agreement and each Note shall be governed by and

                           [HILL & BARLOW LETTERHEAD]

Page 8
April 19, 1996


construed in accordance with the laws of the State of New York, and that a similar but not identical provision is also contained in the Confirmation and Amendment, and that we are not qualified to practice in the State of New York and, therefore, as we express no opinion on the laws and the regulations of the State of New York, the opinions expressed in the second sentence of paragraph 3. below and the opinions expressed in paragraph 4. below are subject to the qualification that they may be affected by the applicability of the laws of the State of New York, in respect of which, with your approval, we are expressing no opinion.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. Each of the Company and the Guaranty Subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and each of the Company and the Guaranty Subsidiaries has all requisite corporate power to own its property and to conduct its business as now conducted. None of the Company and the Guaranty Subsidiaries is an "investment company," or a company controlled by an "investment company," registered or required to be registered under the Investment Company Act of 1940, as amended. None of the Company and the Guaranty Subsidiaries is registered or required to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended. None of the Company and the Guaranty Subsidiaries is required to be qualified as a foreign corporation in any state in which it is not qualified and in which the failure to qualify would have a material adverse effect upon its business, operations, or property.

     2. The execution and delivery by each of the Company and the Guaranty Subsidiaries of the Credit Documents to which it is a party and the performance by each of the Company and the Guaranty Subsidiaries of its obligations thereunder are within the corporate power and authority of each of the Company and the Guaranty Subsidiaries, have been authorized by proper corporate proceedings of each of the Company and the Guaranty Subsidiaries, and do not contravene any presently existing provision of law of

                           [HILL & BARLOW LETTERHEAD]

Page 9
April 19, 1996


the United States of America or The Commonwealth of Massachusetts or the General Corporation Law of the State of Delaware or the Restated Certificate of Incorporation (or Certificate of Incorporation or Certificate of Incorporation, as amended, as the case may be) or the By-Laws of each of the Company and the Guaranty Subsidiaries, or, to our knowledge, based on due inquiry of each of the Company and the Guaranty Subsidiaries, contravene any provision of, or constitute a default or an event of default under, any other agreement or instrument known to us and binding on the Company or any of the Guaranty Subsidiaries

     3. Each of the Company and the Guaranty Subsidiaries has duly executed and delivered the Credit Documents to which it is a party. Each of the Credit Documents to which each of the Company and the Guaranty Subsidiaries is a party is the legal, valid, and binding obligation of each of the Company and the Guaranty Subsidiaries party thereto enforceable against each of the Company and the Guaranty Subsidiaries party thereto in accordance with its terms.

     4. The execution, delivery, and performance of the Credit Documents by each of the Company and the Guaranty Subsidiaries party thereto and the transactions contemplated thereby as to the Company and the Guaranty Subsidiaries party thereto do not require any approval or consent of, or the filing or registration with, any governmental or other agency or authority.

     5. The execution, delivery, and performance of the Credit Agreement will not affect the validity, enforceability, or perfection of the security interests heretofore granted to the Collateral Agent as provided in the Collateral Documents.

     6. To our knowledge, based on due inquiry of the Company and the Guaranty Subsidiaries, except for the Internal Revenue Service audit of the Company's federal income tax returns for the years ending December 31, 1984 through 1992, there is no litigation, proceeding, or investigation pending, or threatened in writing (including, without limitation, by any other governmental agency), against the Company or any of the Guaranty Subsidiaries which in our opinion could reasonably be expected to

                           [HILL & BARLOW LETTERHEAD]

Page 10
April 19, 1996


have a material adverse effect on the assets or business of the Company or any of the Guaranty Subsidiaries.

     7. The execution and delivery by each of the Company and the Guaranty Subsidiaries of the Credit Documents to which it is a party and the performance by each of the Company and the Guaranty Subsidiaries of its obligations thereunder will not violate Regulations G, U, or X of the Board of Governors of the Federal Reserve System.

     8. For purposes of the opinion set forth in this paragraph, it is assumed that the State of New York is the location of negotiation of and of contracting of the Credit Agreement and of the principal place of business of Morgan Guaranty Trust Company of New York, Chemical Bank, and Credit Lyonnais New York Branch, and that the Credit Agreement requires that the obligations to the Banks arising thereunder be paid in the State of New York. Based on and subject to the foregoing, as well as the relevant qualifications and assumptions set forth above, we are of the opinion that, in any action or proceeding arising out of or relating to the Credit Agreement in any court of The Commonwealth of Massachusetts or in any federal court sitting in The Commonwealth of Massachusetts, such court would recognize and give effect to the provision of the Credit Agreement that it shall be governed by and construed in accordance with the laws of the State of New York, except with respect to: (i) laws, rules, regulations, court decisions, and constitutional requirements of The Commonwealth of Massachusetts deemed to express paramount public policy; (ii) matters governed by the provisions of Chapter 93A of the Massachusetts General Laws.

     The Banks may rely upon the opinions set forth in paragraphs 2. through 8. of our opinion dated May 18, 1992 addressed to the Agent, the Collateral Agent, and the Banks (all as defined therein), a copy of which is attached hereto, as if each were a Bank (as defined therein) at the time such opinion was originally executed and delivered.

                           [HILL & BARLOW LETTERHEAD]

Page 11
April 19, 1996


     This opinion is rendered solely for your benefit and, without our prior written consent, may not be relied upon by any other person or entity for any purpose.


                                       Very truly yours,

                                       HILL & BARLOW, a Professional
                                         Corporation


                                       By:         /s/ RICHARD S. CHUTE
                                           -----------------------------------
                                                   Richard S. Chute, a
                                                    Member of the firm

                                                                      EXHIBIT D






                                             April 19, 1996


To the Banks and the Agents
  Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Administrative Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

          We have participated in the preparation of the Credit Agreement (the "Credit Agreement") dated as of April 19, 1996 among United Asset Management Corporation, the Banks listed on the signature pages thereof, Morgan Guaranty Trust Company of New York, as Administrative Agent and The First National Bank of Boston, as Collateral Agent and have acted as special counsel for the Agents for the purpose of rendering this opinion pursuant to Section 3.1(c) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

          We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

          Upon the basis of the foregoing, we are of the opinion that:

          1. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action.

          2. The Credit Agreement constitutes a valid and binding agreement of the Borrower and each Note constitutes a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

          We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware. In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect.

          This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                              Very truly yours,

                                                                       EXHIBIT E

                  EXHIBIT E - Assignment and Assumption Agreement



                       ASSIGNMENT AND ASSUMPTION AGREEMENT




          AGREEMENT dated as of _________, 19__ among [NAME OF ASSIGNOR] (the "Assignor"), [NAME OF ASSIGNEE] (the "Assignee"), UNITED ASSET MANAGEMENT CORPORATION (the "Borrower") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

          WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the Amended and Restated Credit Agreement dated as of April [19,] 1996 among the Borrower, the Assignor and the other Banks party thereto, as Banks, the Agent and The First National Bank of Boston, as Collateral Agent (the "Amended and Restated Credit Agreement");

          WHEREAS, as provided under the Amended and Restated Credit Agreement, the Assignor has a Commitment to make Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $__________;

          WHEREAS, Loans made to the Borrower by the Assignor under the Amended and Restated Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof; and

          WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Amended and Restated Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the "Assigned Amount"), together with a corresponding portion of its outstanding Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

          SECTION 1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Amended and Restated Credit Agreement.

          SECTION 2. ASSIGNMENT. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Amended and Restated Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Amended and Restated Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, [the Borrower and the Agent] and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Amended and Restated Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Amended and Restated Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

          SECTION 3. PAYMENTS. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them.*
It is understood that commitment and/or facility fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Amended and Restated Credit Agreement


- ------------------
* Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

          [SECTION 4. CONSENT OF THE BORROWER AND THE AGENT. This Agreement is conditioned upon the consent of the Borrower and the Agent pursuant to Section 9.6(c) of the Amended and Restated Credit Agreement. The execution of this Agreement by the Borrower and the Agent is evidence of this consent. Pursuant to Section 9.6(c), the Borrower agrees to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.]

          SECTION 5. NON-RELIANCE ON ASSIGNOR. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the Amended and Restated Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

          SECTION 6. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 7. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                       [NAME OF ASSIGNOR]


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:



                                       [NAME OF ASSIGNEE]


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:



                                       UNITED ASSET MANAGEMENT CORPORATION


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:


                                       MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK, as Agent


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT F


1. Subsidiaries Guaranty dated as of May 18, 1992, as amended, made by UAM Holdings, United Asset Management Trademark, Inc., and UAM Investment in favor of the Beneficiaries named therein.

2. UAM Realty Advisors Guaranty dated as of May 18, 1992, as amended, made by UAM Realty Advisors Investment Corporation in favor of the Beneficiaries named therein.

3. Heitman Guaranty dated as of August 25, 1993 made by Heitman in favor of the Beneficiaries named therein.

4.   UAM U. K. Holdings Guaranty dated as of November 16, 1993 made by UAM
     U. K. Holdings in favor of the Beneficiaries named therein.



                                                        EXHIBIT G                                        April 16, 1996

                                          United Asset Management Corporation

                                                      SUBSIDIARIES


                                                                   PERCENTAGE OF
                                                                   CAPITAL STOCK
                                                  TOTAL CAPITAL     (OR EQUITY
                                                STOCK ISSUED AND     INTEREST)
                    NAME                          OUTSTANDING          OWNED         OWNER
- -----------------------------------------------------------------------------------------------------------------------
Alpha Global Fixed Income Managers, Inc. (DE)         100               100%         Company

Analytic/TSA Global Asset Management, Inc. (CA)     3,400               100%         Company
(formerly named Analytic Investment Management,
Inc.)

***Analytic/TSA Investors, Inc. (CA)                   60               100%         Analytic/TSA Global Asset
                                                                                     Management, Inc.

Barrow, Hanley, Mewhinney & Strauss, Inc. (NV)        100               100%         Company

Cambiar Investors, Inc. (CO)                          100               100%         Company

The Campbell Group, Inc. (DE)                         100               100%         Company

**/***Timber Pacific Properties, Inc. (OR)            100               100%         The Campbell Group, Inc.

Chicago Asset Management Company (DE)                 100               100%         Company


  * = Registered as a broker-dealer under Section 15 of the Exchange Act
 ** = Not registered as an investment adviser under Section 203 of the Investment Advisers Act
*** = Exempt Subsidiary
  1 = Special Exempt Subsidiary
  2 = Guaranty Subsidiary

                                                                                                                 Page 1

                                                                                                         April 16, 1996

                                          United Asset Management Corporation

                                                      SUBSIDIARIES


                                                                   PERCENTAGE OF
                                                                   CAPITAL STOCK
                                                  TOTAL CAPITAL     (OR EQUITY
                                                STOCK ISSUED AND     INTEREST)
                    NAME                          OUTSTANDING          OWNED         OWNER
- -----------------------------------------------------------------------------------------------------------------------
Cooke & Bieler, Inc. (PA)                            5,462              100%         Company

**/***Baxter & Stewart, Inc. (PA)                      100              100%         Cooke & Bieler, Inc.

C. S. McKee & Company, Incorporated (PA)            21,100 Class A      100%         Company
                                                     7,430 Class B

Fiduciary Management Associates, Inc. (DE)             900              100%         Company

GSB Investment Management, Inc. (DE)                   100              100%         Company

Hamilton, Allen & Associates, Inc. (DE)                100              100%         Company

HIMCO, INC., d/b/a Hanson Investment Management        400              100%         Company
Company (CA)

Investment Counselors of Maryland, Inc. (MD)         7,500              100%         Company


  * = Registered as a broker-dealer under Section 15 of the Exchange Act
 ** = Not registered as an investment adviser under Section 203 of the Investment Advisers Act
*** = Exempt Subsidiary
  1 = Special Exempt Subsidiary
  2 = Guaranty Subsidiary
                                                                                                                 Page 2

                                                                                                         April 16, 1996

                                          United Asset Management Corporation

                                                      SUBSIDIARIES


                                                                   PERCENTAGE OF
                                                                   CAPITAL STOCK
                                                  TOTAL CAPITAL     (OR EQUITY
                                                STOCK ISSUED AND     INTEREST)
                    NAME                          OUTSTANDING          OWNED         OWNER
- -----------------------------------------------------------------------------------------------------------------------
Investment Research Company (IL)                       100              100%         Company

JAM Asset Management, Inc. (DE)                        100              100%         Company

1/ JAM Asset Management, L.P. (DE)                     ---               66%         Company

                                                       ---                1%         JAM Asset Management, Inc.

John K. Dwight Asset Management Company, Inc.          100              100%         Company
(DE)

**Ki Pacific Asset Management, Inc. (DE)               100              100%         Company

**/*** Ki Pacific Asset Management (Bermuda)        12,000              100%         Ki Pacific Asset Management,
Limited (Bermuda)                                                                    Inc.

**/***Ki Pacific Capital, Inc. (DE)                    100              100%         Ki Pacific Asset Management,
                                                                                     Inc.


  * = Registered as a broker-dealer under Section 15 of the Exchange Act
 ** = Not registered as an investment adviser under Section 203 of the Investment Advisers Act
*** = Exempt Subsidiary
  1 = Special Exempt Subsidiary
  2 = Guaranty Subsidiary
                                                                                                                 Page 3

                                                                                                         April 16, 1996

                                          United Asset Management Corporation

                                                      SUBSIDIARIES


                                                                   PERCENTAGE OF
                                                                   CAPITAL STOCK
                                                  TOTAL CAPITAL     (OR EQUITY
                                                STOCK ISSUED AND     INTEREST)
                    NAME                          OUTSTANDING          OWNED         OWNER
- -----------------------------------------------------------------------------------------------------------------------
L&B Realty Advisors, Inc. (DE)                      3,910                95%         Company (3,710)

**/***L&B Holdings, Inc. (DE)                         100               100%         L&B Realty Advisors, Inc.

***L&B Multifamily Advisors, Inc. (DE)                100               100%         L&B Realty Advisors, Inc.

**/***L&B Institutional Property Managers,          1,000               100%         L&B Realty Advisors, Inc.
Inc. (DE)

**/***L&B Institutional Property Managers of        1,000               100%         L&B Institutional Property
Arizona, Inc. (AZ)                                                                   Managers, Inc.

1/**L&B Institutional Property Managers of          1,000               100%         L&B Institutional Property
California, Inc. (CA)                                                                Managers, Inc.

**/***L&B Institutional Property Managers of        1,000               100%         L&B Institutional Property
Missouri, Inc. (MO)                                                                  Managers, Inc.


  * = Registered as a broker-dealer under Section 15 of the Exchange Act
 ** = Not registered as an investment adviser under Section 203 of the Investment Advisers Act
*** = Exempt Subsidiary
  1 = Special Exempt Subsidiary
  2 = Guaranty Subsidiary

                                                                                                                 Page 4

                                                                                                         April 16, 1996

                                          United Asset Management Corporation

                                                      SUBSIDIARIES


                                                                   PERCENTAGE OF
                                                                   CAPITAL STOCK
                                                  TOTAL CAPITAL     (OR EQUITY
                                                STOCK ISSUED AND     INTEREST)
                    NAME                          OUTSTANDING          OWNED         OWNER
- -----------------------------------------------------------------------------------------------------------------------
**/***L&B Institutional Property Managers of         1,000              100%         L&B Institutional Property
New York, Inc. (NY)                                                                  Managers, Inc.

**/***L&B Institutional Property Managers of         1,000              100%         L&B Institutional Property
North Carolina, Inc. (NC)                                                            Managers, Inc.

**/*** L&B Realty Acquisitions, Inc. (DE)            1,000              100%         L&B Institutional Property
                                                                                     Managers, Inc.

1/L&B Real Estate Counsel (TX general                  ---               90%         L&B Realty Advisors, Inc.
partnership)
                                                       ---               10%         L&B Holdings, Inc.

Nelson, Benson & Zellmer, Inc. (DE)                    100              100%         Company

1/**Investment Trust Company (CO)                   25,000              100%         Nelson, Benson & Zellmer, Inc.

Newbold's Asset Management, Inc. (PA)                  100              100%         Company


  * = Registered as a broker-dealer under Section 15 of the Exchange Act
 ** = Not registered as an investment adviser under Section 203 of the Investment Advisers Act
*** = Exempt Subsidiary
  1 = Special Exempt Subsidiary
  2 = Guaranty Subsidiary

                                                                                                                 Page 5

                                                                                                         April 16, 1996

                                          United Asset Management Corporation

                                                      SUBSIDIARIES


                                                                   PERCENTAGE OF
                                                                   CAPITAL STOCK
                                                  TOTAL CAPITAL     (OR EQUITY
                                                STOCK ISSUED AND     INTEREST)
                    NAME                          OUTSTANDING          OWNED         OWNER
- -----------------------------------------------------------------------------------------------------------------------
Northern Capital Management Incorporated (WI)           100             100%         Company

NWQ Investment Management Company, Inc. (MA)        200,000             100%         United Asset Management
                                                                                     Holdings, Inc.

Pilgrim Baxter & Associates, Ltd. (DE)                  100             100%         Company

**Regis Administrative Services, Inc. (DE)              100             100%         Company
(formerly named Newco Acquisition Corp.)

*/**UAM Fund Distributors, Inc. (MA)                  7,000             100%         Company
(formerly named Regis Retirement Plan Services,
Inc.)

Rice, Hall, James & Associates (CA)                     100             100%         Company

Rothschild Pell Rudman, Inc. (MD)                       638.6316        100%         Company
(formerly named The Rothschild Company)


  * = Registered as a broker-dealer under Section 15 of the Exchange Act
 ** = Not registered as an investment adviser under Section 203 of the Investment Advisers Act
*** = Exempt Subsidiary
  1 = Special Exempt Subsidiary
  2 = Guaranty Subsidiary

                                                                                                                 Page 6

                                                                                                         April 16, 1996

                                          United Asset Management Corporation

                                                      SUBSIDIARIES


                                                                   PERCENTAGE OF
                                                                   CAPITAL STOCK
                                                  TOTAL CAPITAL     (OR EQUITY
                                                STOCK ISSUED AND     INTEREST)
                    NAME                          OUTSTANDING          OWNED         OWNER
- -----------------------------------------------------------------------------------------------------------------------
Sirach Capital Management, Inc. (WA)                 100                100%         Company

*Spectrum Asset Management, Inc. (CT)                100                100%         Company

Sterling Capital Management Company (NC)           7,757                100%         Company

1/*/**Sterling Capital Distributors, Inc. (NC)     5,000                100%         Sterling Capital Management
                                                                                     Company

Suffolk Capital Management, Inc. (DE)                100                100%         Company

Thompson, Siegel & Walmsley, Inc. (VA)             2,898                100%         Company

2/**UAM Investment Corporation (DE)                  100                100%         Company

UAM Investment Services, Inc. (DE)                 1,000                100%         Company

2/**United Asset Management Holdings, Inc. (DE)      100                100%         Company


  * = Registered as a broker-dealer under Section 15 of the Exchange Act
 ** = Not registered as an investment adviser under Section 203 of the Investment Advisers Act
*** = Exempt Subsidiary
  1 = Special Exempt Subsidiary
  2 = Guaranty Subsidiary

                                                                                                                 Page 7

                                                                                                         April 16, 1996

                                          United Asset Management Corporation

                                                      SUBSIDIARIES


                                                                   PERCENTAGE OF
                                                                   CAPITAL STOCK
                                                  TOTAL CAPITAL     (OR EQUITY
                                                STOCK ISSUED AND     INTEREST)
                    NAME                          OUTSTANDING          OWNED         OWNER
- -----------------------------------------------------------------------------------------------------------------------
Acadian Asset Management, Inc. (MA)                     100             100%         United Asset Management
                                                                                     Holdings, Inc.

Dewey Square Investors Corporation (DE)                 100             100%         United Asset Management
                                                                                     Holdings, Inc.

HT Investors, Inc. (DE)                                 100             100%         Dewey Square Investors
                                                                                     Corporation

First Pacific Advisors, Inc. (MA)                   200,000             100%         United Asset Management
                                                                                     Holdings, Inc.

*/**/***FPA Fund Distributors, Inc. (CA)                100             100%         First Pacific Advisors, Inc.

Hagler, Mastrovita & Hewitt, Inc. (DE)               50,000             100%         United Asset Management
                                                                                     Holdings, Inc.


  * = Registered as a broker-dealer under Section 15 of the Exchange Act
 ** = Not registered as an investment adviser under Section 203 of the Investment Advisers Act
*** = Exempt Subsidiary
  1 = Special Exempt Subsidiary
  2 = Guaranty Subsidiary

                                                                                                                 Page 8

                                                                                                         April 16, 1996

                                          United Asset Management Corporation

                                                      SUBSIDIARIES


                                                                   PERCENTAGE OF
                                                                   CAPITAL STOCK
                                                  TOTAL CAPITAL     (OR EQUITY
                                                STOCK ISSUED AND     INTEREST)
                    NAME                          OUTSTANDING          OWNED         OWNER
- -----------------------------------------------------------------------------------------------------------------------
Hellman, Jordan Management Company, Inc. (DE)         449.5             100%         United Asset Management
                                                                                     Holdings, Inc.

**/***OSV Newco, Inc. (DE)                            100               100%         United Asset Management
(application pending as an investment                                                Holdings, Inc.
adviser)

Pell, Rudman & Co., Inc. (DE)                         100               100%         United Asset Management
                                                                                     Holdings, Inc.

**/***Atlantic Trust Company, National                  3               100%         Pell, Rudman & Co., Inc.
Association

1/**Boston Harbor Trust Company, National           4,670               100%         Pell, Rudman & Co., Inc.
Association

Provident Investment Counsel, Inc. (MA)               100               100%         United Asset Management
                                                                                     Holdings, Inc.


  * = Registered as a broker-dealer under Section 15 of the Exchange Act
 ** = Not registered as an investment adviser under Section 203 of the Investment Advisers Act
*** = Exempt Subsidiary
  1 = Special Exempt Subsidiary
  2 = Guaranty Subsidiary

                                                                                                                 Page 9

                                                                                                         April 16, 1996

                                          United Asset Management Corporation

                                                      SUBSIDIARIES


                                                                   PERCENTAGE OF
                                                                   CAPITAL STOCK
                                                  TOTAL CAPITAL     (OR EQUITY
                                                STOCK ISSUED AND     INTEREST)
                    NAME                          OUTSTANDING          OWNED         OWNER
- -----------------------------------------------------------------------------------------------------------------------
Tom Johnson Investment Management, Inc. (MA)          100               100%         United Asset Management
                                                                                     Holdings, Inc.

**UAM Fund Services, Inc. (DE)                        100               100%         United Asset Management
                                                                                     Holdings, Inc.

2/**UAM Realty Advisors Investment                    100               100%         United Asset Management
Corporation (DE)                                                                     Holdings, Inc.

**United Asset Management (Japan), Inc. (DE)        1,000               100%         Company

2/**United Asset Management Trademark, Inc.           100               100%         Company
(DE)

**/***UAM Trust Company, a Maryland trust             100               100%         Company
company

2/**Heitman Financial Ltd. (IL)                       100               100%         Company


  * = Registered as a broker-dealer under Section 15 of the Exchange Act
 ** = Not registered as an investment adviser under Section 203 of the Investment Advisers Act
*** = Exempt Subsidiary
  1 = Special Exempt Subsidiary
  2 = Guaranty Subsidiary

                                                                                                                Page 10

                                                                                                         April 16, 1996

                                          United Asset Management Corporation

                                                      SUBSIDIARIES


                                                                   PERCENTAGE OF
                                                                   CAPITAL STOCK
                                                  TOTAL CAPITAL     (OR EQUITY
                                                STOCK ISSUED AND     INTEREST)
                    NAME                          OUTSTANDING          OWNED         OWNER
- -----------------------------------------------------------------------------------------------------------------------
**Heitman Financial Services Ltd. (IL)              1,000               100%         Heitman Financial Ltd.

1/**Heitman FEW 2 Corp. (IL)                        1,000               100%         Heitman Financial Services Ltd.

1/**HMI Management Company (IL)                     9,400               100%         Heitman Financial Services Ltd.

1/**Philadelphian Realty Corporation (DE)           1,000               100%         Heitman Financial Services Ltd.

1/**Heitman Holdings, Ltd. (DE)                     1,000               100%         Heitman Financial Services Ltd.

1/**Heitman Equities Corporation (DE)               1,000               100%         Heitman Financial Services Ltd.

1/*/**Heitman Securities Corporation (DE)           1,000               100%         Heitman Financial Services Ltd.

1/**HRC - OCC, Inc. (NV)                            1,000               100%         Heitman Financial Services Ltd.
(formerly named HRC, Inc.)

1/**HRC - York Corporation (IL)                     1,000               100%         Heitman Realty Corporation


  * = Registered as a broker-dealer under Section 15 of the Exchange Act
 ** = Not registered as an investment adviser under Section 203 of the Investment Advisers Act
*** = Exempt Subsidiary
  1 = Special Exempt Subsidiary
  2 = Guaranty Subsidiary

                                                                                                                Page 11

                                                                                                         April 16, 1996

                                          United Asset Management Corporation

                                                      SUBSIDIARIES


                                                                   PERCENTAGE OF
                                                                   CAPITAL STOCK
                                                  TOTAL CAPITAL     (OR EQUITY
                                                STOCK ISSUED AND     INTEREST)
                    NAME                          OUTSTANDING          OWNED         OWNER
- -----------------------------------------------------------------------------------------------------------------------
1/**Heitman Realty Corporation (IL)                 1,000               100%         Heitman Financial Services Ltd.

1/**Heitman Snowmass Corporation (IL)                 100               100%         Heitman Financial Services Ltd.

1/**HRC III, Inc. (NV)                                100               100%         Heitman Financial Services Ltd.

1/**H.E. One, Inc. (DE)                             3,385               100%         Heitman Financial Services Ltd.

1/**HRC IV, Inc. (NV)                                 100               100%         Heitman Financial Services Ltd.

1/**HRC V, Inc. (NV)                                  100               100%         Heitman Financial Services Ltd.

1/**HRC VI, Inc. (DE)                                 100               100%         Heitman Financial Services Ltd.

1/**Castle Loan Corporation (IL)                    1,000               100%         Heitman Financial Services Ltd.

1/**HRC - LLC, Inc. (WY)                              100               100%         Heitman Financial Services Ltd.


  * = Registered as a broker-dealer under Section 15 of the Exchange Act
 ** = Not registered as an investment adviser under Section 203 of the Investment Advisers Act
*** = Exempt Subsidiary
  1 = Special Exempt Subsidiary
  2 = Guaranty Subsidiary

                                                                                                                Page 12

                                                                                                         April 16, 1996

                                          United Asset Management Corporation

                                                      SUBSIDIARIES


                                                                   PERCENTAGE OF
                                                                   CAPITAL STOCK
                                                  TOTAL CAPITAL     (OR EQUITY
                                                STOCK ISSUED AND     INTEREST)
                    NAME                          OUTSTANDING          OWNED         OWNER
- -----------------------------------------------------------------------------------------------------------------------
1/**Heitman Financial U.K. Ltd. (IL)                 1,000              100%         Heitman Financial Ltd.

Heitman/JMB Advisory Corporation (IL)                1,000              100%         Heitman Financial Ltd.
(formerly named Heitman Advisory Corporation)

1/**Heitman/JMB Institutional Realty Advisors,       1,000              100%         Heitman/JMB Advisory Corporation
Inc. (IL)

1/**Lender Services of Iowa Ltd. (IA)                1,000              100%         Heitman/JMB Advisory Corporation

**Heitman Properties Ltd. (IL)                      39,763              100%         Heitman Financial Ltd.

1/**Heitman Properties of Rhode Island Ltd.          1,000              100%         Heitman Properties Ltd.
(formerly named Castle Leasing Inc.) (RI)

1/**Centre Properties Ltd. (IL)                      1,000              100%         Heitman Properties Ltd.

1/**Heitman Florida Management Inc. (DE)             1,000              100%         Heitman Properties Ltd.


  * = Registered as a broker-dealer under Section 15 of the Exchange Act
 ** = Not registered as an investment adviser under Section 203 of the Investment Advisers Act
*** = Exempt Subsidiary
  1 = Special Exempt Subsidiary
  2 = Guaranty Subsidiary

                                                                                                                Page 13

                                                                                                         April 16, 1996

                                          United Asset Management Corporation

                                                      SUBSIDIARIES


                                                                   PERCENTAGE OF
                                                                   CAPITAL STOCK
                                                  TOTAL CAPITAL     (OR EQUITY
                                                STOCK ISSUED AND     INTEREST)
                    NAME                          OUTSTANDING          OWNED         OWNER
- -----------------------------------------------------------------------------------------------------------------------
1/**Heitman Pennsylvania Management Inc. (DE)       1,000               100%         Heitman Properties Ltd.

1/**HMC Insurance Agency, Inc. (IL)                 1,000               100%         Heitman Properties Ltd.

1/**Heitman Minnesota Management Inc. (DE)          1,000               100%         Heitman Properties Ltd.

1/**Heitman Kentucky Management Inc. (DE)           1,000               100%         Heitman Properties Ltd.

1/**Heitman Virginia Management Inc. (WI)           1,000               100%         Heitman Properties Ltd.

1/**Heitman Ohio Management Inc. (DE)               1,000               100%         Heitman Properties Ltd.

1/**Heitman Nevada Management Inc. (DE)             1,000               100%         Heitman Properties Ltd.

1/**Heitman Wisconsin Management, Inc. (WI)         1,000               100%         Heitman Properties Ltd.

1/**Heitman Properties of Iowa Ltd. (DE)            1,000               100%         Heitman Properties Ltd.


  * = Registered as a broker-dealer under Section 15 of the Exchange Act
 ** = Not registered as an investment adviser under Section 203 of the Investment Advisers Act
*** = Exempt Subsidiary
  1 = Special Exempt Subsidiary
  2 = Guaranty Subsidiary

                                                                                                                Page 14

                                                                                                         April 16, 1996

                                          United Asset Management Corporation

                                                      SUBSIDIARIES


                                                                   PERCENTAGE OF
                                                                   CAPITAL STOCK
                                                  TOTAL CAPITAL     (OR EQUITY
                                                STOCK ISSUED AND     INTEREST)
                    NAME                          OUTSTANDING          OWNED         OWNER
- -----------------------------------------------------------------------------------------------------------------------
1/**Heitman D.C. Properties Ltd. (DE)               1,000               100%         Heitman Properties Ltd.

1/**Heitman Properties of Louisiana Ltd. (DE)       1,000               100%         Heitman Properties Ltd.

1/**Heitman Properties of Michigan Ltd. (MI)          100               100%         Heitman Properties Ltd.

1/**Heitman Properties of Missouri Ltd. (MO)        1,000               100%         Heitman Properties Ltd.

1/**Heitman Properties of Arizona Ltd. (AZ)         1,000               100%         Heitman Properties Ltd.

1/**Heitman Properties of Indiana Ltd. (IN)         1,000               100%         Heitman Properties Ltd.

1/**Heitman Corporate Plaza, Inc. (KY)                100               100%         Heitman Properties Ltd.

1/**Heitman Mayfair Corporation (NV)                2,500               100%         Heitman Properties Ltd.

1/**Heitman Properties of Oregon Ltd. (OR)          1,000               100%         Heitman Properties Ltd.


  * = Registered as a broker-dealer under Section 15 of the Exchange Act
 ** = Not registered as an investment adviser under Section 203 of the Investment Advisers Act
*** = Exempt Subsidiary
  1 = Special Exempt Subsidiary
  2 = Guaranty Subsidiary

                                                                                                                Page 15

                                                                                                         April 16, 1996

                                          United Asset Management Corporation

                                                      SUBSIDIARIES


                                                                   PERCENTAGE OF
                                                                   CAPITAL STOCK
                                                  TOTAL CAPITAL     (OR EQUITY
                                                STOCK ISSUED AND     INTEREST)
                    NAME                          OUTSTANDING          OWNED         OWNER
- -----------------------------------------------------------------------------------------------------------------------
1/**Heitman Properties of Mississippi Ltd. (MS)     1,000               100%         Heitman Properties Ltd.


1/**Heitman Properties of New Mexico Ltd. (NM)      1,000               100%         Heitman Properties Ltd.


1/**Heitman Properties of New York Ltd. (NY)        1,000               100%         Heitman Properties Ltd.

1/**Heitman Properties of North Carolina Ltd.       1,000               100%         Heitman Properties Ltd.
(NC)

1/**Heitman Properties of South Carolina Ltd.       1,000               100%         Heitman Properties Ltd.
(SC)

1/**Heitman Properties of Tennessee Ltd. (TN)       1,000               100%         Heitman Properties Ltd.

1/**Heitman Properties of Texas Ltd., Inc. (TX)     1,000               100%         Heitman Properties Ltd.
(surviving entity after change of name of merger
of Heitman Properties of Texas, Ltd. (DE) with
and into Heitman Texas Management, Inc. (TX))


  * = Registered as a broker-dealer under Section 15 of the Exchange Act
 ** = Not registered as an investment adviser under Section 203 of the Investment Advisers Act
*** = Exempt Subsidiary
  1 = Special Exempt Subsidiary
  2 = Guaranty Subsidiary

                                                                                                                Page 16

                                                                                                         April 16, 1996

                                          United Asset Management Corporation

                                                      SUBSIDIARIES


                                                                   PERCENTAGE OF
                                                                   CAPITAL STOCK
                                                  TOTAL CAPITAL     (OR EQUITY
                                                STOCK ISSUED AND     INTEREST)
                    NAME                          OUTSTANDING          OWNED         OWNER
- -----------------------------------------------------------------------------------------------------------------------
1/**Heitman Properties of Nebraska Ltd. (NE)         1,000              100%         Heitman Properties Ltd.

1/**Property Security Services Ltd. (MI)             1,000              100%         Heitman Properties Ltd.

1/**Heitman Properties of Alabama Ltd. (DE)         10,000              100%         Heitman Properties Ltd.

1/**Heitman Properties of Colorado, Ltd. (CO)          100              100%         Heitman Properties Ltd.
                                                (preferred)
                                                       800               80%         Heitman Properties Ltd.
                                                   (common)

1/**Heitman Properties of Connecticut, Ltd. (CT)     1,000              100%         Heitman Properties Ltd.

1/**Heitman Properties of Delaware, Ltd. (DE)        1,000              100%         Heitman Properties Ltd.

1/**Heitman Properties of Georgia, Ltd. (GA)         1,000              100%         Heitman Properties Ltd.

1/**Heitman Properties of Maryland, Ltd. (MD)        1,000              100%         Heitman Properties Ltd.


  * = Registered as a broker-dealer under Section 15 of the Exchange Act
 ** = Not registered as an investment adviser under Section 203 of the Investment Advisers Act
*** = Exempt Subsidiary
  1 = Special Exempt Subsidiary
  2 = Guaranty Subsidiary

                                                                                                                Page 17

                                                                                                         April 16, 1996

                                          United Asset Management Corporation

                                                      SUBSIDIARIES


                                                                   PERCENTAGE OF
                                                                   CAPITAL STOCK
                                                  TOTAL CAPITAL     (OR EQUITY
                                                STOCK ISSUED AND     INTEREST)
                    NAME                          OUTSTANDING          OWNED         OWNER
- -----------------------------------------------------------------------------------------------------------------------
1/**Heitman Properties of Massachusetts, Ltd.       1,000               100%         Heitman Properties Ltd.
(MA)

1/**Heitman Properties of New Jersey, Ltd.          1,000               100%         Heitman Properties Ltd.
(NJ)

1/**Heitman Properties of Oklahoma, Ltd. (OK)       1,000               100%         Heitman Properties Ltd.

1/**Heitman Properties of Washington, Ltd.          1,000               100%         Heitman Properties Ltd.
(WA)

1/**Heitman Development Co. Ltd. (IL)               1,000               100%         Heitman Properties Ltd.

1/PRA Securities Advisors, Inc. (IL)                1,000               100%         Heitman Financial Ltd.

1/** Heitman/JMB Institutional Advisors (IL           ---                60%         Heitman/JMB Advisory
general partnership)                                                                 Corporation (IL)

                                                      ---                40%         Heitman/JMB Institutional
                                                                                     Realty Advisors, Inc. (IL)


  * = Registered as a broker-dealer under Section 15 of the Exchange Act
 ** = Not registered as an investment adviser under Section 203 of the Investment Advisers Act
*** = Exempt Subsidiary
  1 = Special Exempt Subsidiary
  2 = Guaranty Subsidiary

                                                                                                                Page 18

                                                                                                         April 16, 1996

                                          United Asset Management Corporation

                                                      SUBSIDIARIES


                                                                   PERCENTAGE OF
                                                                   CAPITAL STOCK
                                                  TOTAL CAPITAL     (OR EQUITY
                                                STOCK ISSUED AND     INTEREST)
                    NAME                          OUTSTANDING          OWNED         OWNER
- -----------------------------------------------------------------------------------------------------------------------
1/**Heitman/JMB Endowment Advisors, L.P. (IL)             ---            60%         Heitman/JMB Advisory
                                                                                     Corporation (IL)

                                                          ---            40%         Heitman/JMB Institutional
                                                                                     Realty Advisors, Inc. (IL)

1/**Heitman/JMB Institutional Realty                      ---            99%         Heitman/JMB Advisory
Advisors, L.P. (IL)                                                                  Corporation (IL)

                                                          ---             1%         Heitman/JMB Institutional
                                                                                     Realty Advisors, Inc. (IL)

2/**United Asset Management U.K. Holdings,                  1           100%         Company
Inc. (DE)

**Murray Johnstone Holdings Limited                 8,092,361           100%         United Asset Management U.K.
(Scotland)                                                                           Holdings, Inc.



  * = Registered as a broker-dealer under Section 15 of the Exchange Act
 ** = Not registered as an investment adviser under Section 203 of the Investment Advisers Act
*** = Exempt Subsidiary
  1 = Special Exempt Subsidiary
  2 = Guaranty Subsidiary

                                                                                                                Page 19

                                                                                                         April 16, 1996

                                          United Asset Management Corporation

                                                      SUBSIDIARIES


                                                                   PERCENTAGE OF
                                                                   CAPITAL STOCK
                                                  TOTAL CAPITAL     (OR EQUITY
                                                STOCK ISSUED AND     INTEREST)
                    NAME                          OUTSTANDING          OWNED         OWNER
- -----------------------------------------------------------------------------------------------------------------------
1/**Murray Johnstone International Limited          1,000,000           100%         Murray Johnstone Limited
(Scotland)                                          (ordinary)
                                                      400,000           100%         Murray Johnstone Limited
                                                   (preferred)

1/**Murray Johnstone Limited (Scotland)             1,001,000           100%         Murray Johnstone Holdings
                                                                                     Limited

1/**Murray Johnstone Investment Trust Management            2           100%         Murray Johnstone Limited
Limited (Scotland)

1/**Murray Johnstone Private Equity Limited                 2           100%         Murray Johnstone Limited
(Scotland) (formerly named Murray Johnstone
Developments Limited)

1/**Murray Johnstone Europe Limited (Scotland)              2           100%         Murray Johnstone Limited


  * = Registered as a broker-dealer under Section 15 of the Exchange Act
 ** = Not registered as an investment adviser under Section 203 of the Investment Advisers Act
*** = Exempt Subsidiary
  1 = Special Exempt Subsidiary
  2 = Guaranty Subsidiary

                                                                                                                Page 20

                                                                                                         April 16, 1996

                                          United Asset Management Corporation

                                                      SUBSIDIARIES


                                                                   PERCENTAGE OF
                                                                   CAPITAL STOCK
                                                  TOTAL CAPITAL     (OR EQUITY
                                                STOCK ISSUED AND     INTEREST)
                    NAME                          OUTSTANDING          OWNED         OWNER
- -----------------------------------------------------------------------------------------------------------------------
1/**Murray Johnstone Asset Management Limited           500             100%         Murray Johnstone Limited
(Scotland)

1/**Murray Johnstone Personal Asset Management      100,000             100%         Murray Johnstone Limited
Limited (Scotland)                                (ordinary)
                                                    400,000             100%         Murray Johnstone Limited
                                                 (preferred)

1/**Murray Johnstone (General Partner) Limited        5,000             100%         Murray Johnstone Limited
(England)

1/**BIG (General Partner) Limited (Scotland)          5,000             100%         Murray Johnstone Limited

1/**Murray Johnstone Unit Trust Management           50,000             100%         Murray Johnstone Limited
Limited (Scotland)

1/**Embankment Properties (Management) Limited       25,000              67%         Murray Johnstone Limited
(Jersey)


  * = Registered as a broker-dealer under Section 15 of the Exchange Act
 ** = Not registered as an investment adviser under Section 203 of the Investment Advisers Act
*** = Exempt Subsidiary
  1 = Special Exempt Subsidiary
  2 = Guaranty Subsidiary

                                                                                                                Page 21

                                                                                                         April 16, 1996

                                          United Asset Management Corporation

                                                      SUBSIDIARIES


                                                                   PERCENTAGE OF
                                                                   CAPITAL STOCK
                                                  TOTAL CAPITAL     (OR EQUITY
                                                STOCK ISSUED AND     INTEREST)
                    NAME                          OUTSTANDING          OWNED         OWNER
- -----------------------------------------------------------------------------------------------------------------------
1/**Murray Johnstone (Jersey) Limited               25,000              100%         Murray Johnstone Limited
(Jersey)

1/**Murray Johnstone Buyout Management (Jersey)     27,824              100%         Murray Johnstone Limited
Limited (Jersey)


  * = Registered as a broker-dealer under Section 15 of the Exchange Act
 ** = Not registered as an investment adviser under Section 203 of the Investment Advisers Act
*** = Exempt Subsidiary
  1 = Special Exempt Subsidiary
  2 = Guaranty Subsidiary

                                                                                                                Page 22

                                                                    EXHIBIT G-1


                      SUBSCRIPTION RIGHTS, WARRANTS, ETC.

(1) Recapitalization Agreement dated as of December 17, 1993 by and among the Borrower, L&B Realty Advisors, Inc. ("L&B"), and M. Thomas Lardner ("Lardner") which contains provisions with respect to the payment of dividends to Lardner.

(2) As a stockholder of L&B, Lardner receives his proportionate share of "Stockholders' Share of Revenues" under the Revenue Sharing Agreement by and among the Borrower, L&B, Lardner, Daniel L. Plumlee, and G. Andrew Smith.

(3) Stock Restriction, Stock Purchase and Sale and Non-Competition Agreement dated as of June 24, 1992 by and among the Borrower, L&B, and Lardner under the provisions of which, among other things, the Borrower has a right to purchase the shares of stock of L&B owned by Lardner and Lardner has the right to require the Borrower to purchase all of Lardner's shares of L&B.

(4) Option Agreement dated July 12, 1995 among the Borrower, Daniel L. Jacobs, Philip A. Godfrey, and Wai W. Chin (the "Class B Limited Partners"), each of whom is a Class B Limited Partner of JAM Asset Management, L.P.
     ("JAM LP"), a Delaware limited partnership, under the terms of which, among other things, (a) the Borrower has the option to purchase and require the Class B Limited Partners to sell all of the Class B Limited Partners' limited partnership interests in JAM LP at a certain formula purchase price as of June 30, 2000, and (b) the Class B Limited Partners have the option to sell to the Borrower and require the Borrower to purchase all of the Class B Limited Partners' limited partnership interests in JAM LP at a certain formula purchase price as of June 30, 2000.

                                                                       EXHIBIT H


                         SUBSIDIARY DEBT


                       UAM TRADEMARK DEBT

     Debt of the Borrower to United Asset Management Trademark,
Inc., a Delaware corporation and a Subsidiary of the Borrower, in the outstanding principal amount of approximately $66,150,000.

                     HEITMAN GUARANTOR DEBT

     Debt of the Borrower in an amount not to exceed $3,500,000 to certain guarantors of indebtedness of Heitman Financial Ltd. to LaSalle National Bank pursuant to an agreement made by the Borrower in favor of such guarantors to reimburse such guarantors in an amount not to exceed $3,500,000 upon the occurrence of a payment default under the indebtedness of Heitman Financial Ltd. to LaSalle National Bank, the Borrower's obligation to make such reimbursement being conditioned upon the prior payment in full of all amounts owing by such guarantors of such indebtedness.

                       UAM INVESTMENT DEBT

(1) Debt of Barrow, Hanley, Mewhinney & Strauss, Inc., a Nevada corporation and a Subsidiary of the Borrower ("BHMS"), to UAM Investment under the Non-Negotiable Note, dated July 27, 1988, made by BHMS payable to the Borrower in the principal amount of $75,000,000 and endorsed by the Borrower to the order of UAM Investment.

(2) Debt of GSB Investment Management, Inc., a Delaware corporation and a Subsidiary of the Borrower ("GSB"), to UAM
     Investment under the 8.5% Note Due December 31, 2023, dated
     December 31, 1993, made by GSB payable to the order of UAM
     Investment in the principal amount of $27,500,000.

(3) Debt of L&B Realty Advisors, Inc., a Delaware corporation and a Subsidiary of the Borrower ("L&B"), to UAM Investment under the 8.5% Note Due December 31, 2003, dated December 17, 1993, made by L&B payable to the order of UAM Investment in the principal amount of $27,000,000.

                          HEITMAN DEBT

(1) Debt of Heitman Financial Ltd. to LaSalle National Bank in the principal sum not to exceed $12,000,000 (of which approximately $5,500,000 is outstanding) pursuant to the terms of a Loan Agreement dated as of March 15, 1994, as amended (the "LaSalle Loan Agreement"), by and between LaSalle National Bank and Heitman Financial Ltd. and a Revolving Credit Note dated as of March 15, 1994 of Heitman Financial Ltd. payable to the order of LaSalle National Bank in the principal sum of $12,000,000.

(2) A Guaranty in favor of LaSalle National Bank of the obligations of Heitman Financial Ltd. to LaSalle National Bank by the following: (a) Heitman/JMB Advisory Corporation and all of its subsidiary corporations; (b) Heitman Financial Services Ltd. and all of its subsidiary corporations; (c) Heitman Properties Ltd. and all of its subsidiary corporations; (d) Heitman Financial U.K. Ltd.; and (e) each corporation identified on any future amended
     Schedule 1.1 to the LaSalle Loan Agreement as a "New
     Guarantor".

(3) Debt of Heitman Properties Ltd. to Bank of America Illinois in the original principal sum of $5,000,000 (of which approximately $300,000 is outstanding) pursuant to the terms of a Credit Agreement dated as of March 5, 1992, as amended, by and between Heitman Properties Ltd. and Bank of America Illinois and a Note dated March 5, 1992, as amended, of Heitman Properties Ltd. payable to the order of Bank of America Illinois in the principal sum of $5,000,000.

(4) Debt of Heitman Properties Ltd. to Bank of America Illinois in the original principal sum of $3,600,000 (of which approximately $616,587 is outstanding) pursuant to the terms of a First Amended and Restated Credit Agreement dated as of April 6, 1992, as amended (the "Bank of America Loan Agreement"), by and between Heitman Properties Ltd. and Bank of America Illinois and a Second Amended and Restated Note dated as of June 14, 1994 of Heitman Properties Ltd. payable to the order of Bank of America Illinois in the principal sum of $1,096,227.17.

(5)  Guaranty of Payment dated March 5, 1992 of Heitman Financial
     Ltd. in favor of Bank of America Illinois of the obligations of Heitman Properties Ltd. to Bank of America Illinois.

(6) A Guaranty in favor of Bank of America Illinois of the obligations of Heitman Properties Ltd. to Bank of America Illinois by all of the subsidiary corporations of Heitman Properties Ltd. as required under the terms of the Bank of America Loan Agreement.

(7)  Debt of Heitman Holdings Ltd. and Heitman Financial Services
     Ltd. as co-makers of a Promissory Note dated October 25, 1991 payable to the order of General Electric Capital
     Corporation in the principal sum of $1,890,000.

(8)  Corporate Guaranty dated October 25, 1991 of Heitman
     Financial Ltd. in favor of General Electric Capital
     Corporation of the obligations of Heitman Financial Services
     Ltd. to General Electric Capital Corporation.

(9)  Corporate Guaranty dated October 25, 1991 of Heitman
     Financial Ltd. in favor of General Electric Capital
     Corporation of the obligations of Heitman Holdings Ltd. to General Electric Capital Corporation.

(10) Corporate Guaranty dated October 25, 1991 of Heitman
     Advisory Corporation in favor of General Electric Capital
     Corporation of the obligations of Heitman Financial Services
     Ltd. to General Electric Capital Corporation.

(11) Corporate Guaranty dated October 25, 1991 of Heitman
     Advisory Corporation in favor of General Electric Capital
     Corporation of the obligations of Heitman Holdings Ltd. to General Electric Capital Corporation.

(12) Guaranty dated August 1, 1995 of Heitman Financial Ltd. in favor of the holders of the Senior Notes.


CHUT/213708

                                                                       EXHIBIT I


United Asset Management Corporation
1996 Sub Indebtedness Schedule
    March 31, 1996

Printed On:              04/04/96

                                                       Current Year     Current Year                          Note          Interest
 Affiliate      Note Holder            Principal        Increases        Decreases          Total Notes     Due Date          Rate
- ------------------------------------------------------------------------------------------------------------------------------------
BHMS       James P. Barrow            379,356.08                        (379,356.08)               0.00         03/01/96     0.085
           James P. Barrow            379,356.08                                             379,356.08         03/01/97     0.085
           James P. Barrow            381,163.65                        (381,163.65)               0.00         03/01/96     0.085
           James P. Barrow            381,163.65                                             381,163.65         03/01/97     0.085
           James P. Barrow            381,163.65                                             381,163.65         03/01/98     0.085
                                  -------------------------------------------------------------------------------------------------
                                    1,902,203.11          0.00          (760,519.73)       1,141,683.38


            Bryant M. Hanley, Jr.     379,356.08                        (379,356.08)               0.00         03/01/96     0.085
            Bryant M. Hanley, Jr.     379,356.08                                             379,356.08         03/01/97     0.085
            Bryant M. Hanley, Jr.     381,163.65                        (381,163.65)               0.00         03/01/96     0.085
            Bryant M. Hanley, Jr.     381,163.65                                             381,163.65         03/01/97     0.085
            Bryant M. Hanley, Jr.     381,163.65                                             381,163.65         03/01/98     0.085
                                  -------------------------------------------------------------------------------------------------
                                    1,902,203.11          0.00          (760,519.73)       1,141,683.38


            Michael C. Mewhinney      379,356.08                        (379,356.08)               0.00         03/01/96     0.085
            Michael C. Mewhinney      379,356.08                                             379,356.08         03/01/97     0.085
            Michael C. Mewhinney      381,163.65                        (381,163.65)               0.00         03/01/96     0.085
            Michael C. Mewhinney      381,163.65                                             381,163.65         03/01/97     0.085
            Michael C. Mewhinney      381,163.65                                             381,163.65         03/01/98     0.085
                                   ------------------------------------------------------------------------------------------------
                                    1,902,203.11          0.00          (760,519.73)       1,141,683.38


            John L. Strauss           379,356.08                        (379,356.08)               0.00         03/01/96     0.085
            John L. Strauss           379,356.08                                             379,356.08         03/01/97     0.085
            John L. Strauss           381,163.65                        (381,163.65)               0.00         03/01/96     0.085
            John L. Strauss           381,163.65                                             381,163.65         03/01/97     0.085
            John L. Strauss           381,163.65                                             381,163.65         03/01/98     0.085
                                    -----------------------------------------------------------------------------------------------
                                    1,902,203.11          0.00          (760,519.73)       1,141,683.38

                                    7,608,812.44          0.00        (3,042,078.92)       4,566,733.52

- -----------------------------------------------------------------------------------------------------------------------------------

CGI        Birdhill, Inc.           3,650,000.00                                           3,650,000.00         05/31/97     0.0865
           Birdhill, Inc.             781,764.36                                             781,764.36         05/01/97     0.0865
                                    -----------------------------------------------------------------------------------------------
                                    4,431,764.36          0.00                 0.00        4,431,764.36
                                    -----------------------------------------------------------------------------------------------

Dwight     John K. Dwight           5,376,000.00                                           5,376,000.00         01/04/01     0.055
           John K. Dwight             992,670.00                                             992,670.00         01/31/02     0.055
                                    -----------------------------------------------------------------------------------------------
                                    6,368,670.00          0.00                 0.00        6,368,670.00

- -----------------------------------------------------------------------------------------------------------------------------------

FMA        Philip Arnold - Trust      700,000.00                                             700,000.00         06/24/96     0.090
           Philip & Ellen Arnold
            Charitable Trust           77,250.00                                              77,250.00         06/24/96     0.090
                                    -----------------------------------------------------------------------------------------------
                                      777,250.00          0.00                 0.00          777,250.00


            Robert Thomburgh           85,000.00                                              85,000.00         08/08/96     0.090
            Robert Thomburgh            9,375.00                                               9,375.00         06/24/96     0.090
                                    ------------------------------------------------------------------------------------------------
                                       94,375.00          0.00                 0.00           94,375.00


            John Berland, Jr.         255,000.00                                             255,000.00         08/08/96     0.090
            John Berland, Jr.          28,125.00                                              28,125.00         08/08/96     0.090
                                    ------------------------------------------------------------------------------------------------
                                      283,125.00          0.00                 0.00          283,125.00

                                    1,154,750.00          0.00                 0.00        1,154,750.00
- -----------------------------------------------------------------------------------------------------------------------------------

GSB         Mark J. Stupfel         3,358,693.60                                           3,358,693.60         01/02/01     0.055

            Frank P. Ganucheau      2,190,434.25                                           2,190,434.25         01/02/01     0.055

            Elizabeth M. Ganucheau  2,190,434.25                                           2,190,434.25         01/02/01     0.055

            Mark L. Johnson           730,172.50                                             730,172.50         01/02/01     0.055

            Charles P. Lamb           438,100.73                                             438,100.73         01/02/01     0.055

            William M. Bowen, IV      219,057.30                                             219,057.30         01/02/01     0.055

            Lyle E. Brumley         1,460,331.12                                           1,460,331.12         01/02/01     0.055

            Ronald J. Goldman         730,172.50                                             730,172.50         01/02/01     0.055

            Willam A Landreth, Jr.    730,172.50                                             730,172.50         01/02/01     0.055

            Hal Ford Smith            365,086.25                                             365,086.25         01/02/01     0.055

            Dee M. Perkins            730,172.50                                             730,172.50         01/02/01     0.055

            Scott Sherman             730,172.50                                             730,172.50         01/02/01     0.055

                                   13,873,000.00           0.00                   0.00    13,873,000.00
- -----------------------------------------------------------------------------------------------------------------------------------


United Asset Management Corporation
1996 Sub Indebtedness Schedule
    March 31, 1996

Printed On:              04/04/96

                                                       Current Year     Current Year                          Note          Interest
 Affiliate      Note Holder            Principal        Increases        Decreases          Total Notes     Due Date          Rate
- ------------------------------------------------------------------------------------------------------------------------------------

JMB    JMB Institutional Realty     34,549,615.00                                        34,549,615.00      12/02/01      0.065
       Corp.
       JMB Institutional Realty      3,685,200.00                                         3,685,200.00      12/02/01      0.065
       Corp.
       JMB Institutional Realty        468,127.00                                           468,127.00      01/31/02      0.065
       Corp.                        ------------------------------------------------------------------------------------------------
                                    38,702,942.00         0.00               0.00        38,702,942.00


       PRA Securities Advisors L.P.  1,218,318.00                                         1,218,318.00      01/31/02      0.065


       Neil G. Bluhm                   347,643.00                                           347,643.00      12/02/01      0.065
       Neil G. Bluhm                     4,710.00                                             4,710.00      01/31/02      0.065
                                    ------------------------------------------------------------------------------------------------
                                       352,353.00         0.00               0.00           352,353.00


       Barry A. Malkin                 115,881.00                                           115,881.00      12/02/01      0.065
       Barry A. Malkin                   1,570.00                                             1,570.00      01/31/02      0.065
                                    ------------------------------------------------------------------------------------------------
                                       117,451.00         0.00               0.00           117,451.00


       Randi H. Malkin                 115,881.00                                           115,881.00      12/02/01      0.065
       Randi H. Malkin                   1,570.00                                             1,570.00      01/31/02      0.065
                                    ------------------------------------------------------------------------------------------------
                                       117,451.00         0.00               0.00           117,451.00


       Stephen J. Malkin               115,881.00                                           115,881.00      12/02/01      0.065
       Stephen J. Malkin                 1,570.00                                             1,570.00      01/31/02      0.065
                                    ------------------------------------------------------------------------------------------------
                                       117,451.00         0.00               0.00           117,451.00


       Institutional Associates,    28,849,110.00                                        28,849,110.00      12/02/01      0.065
       L.P.
       Institutional Associates,       390,888.00                                           390,888.00      01/31/02      0.065
       L.P.
                                   ------------------------------------------------------------------------------------------------
                                    29,239,998.00         0.00               0.00        29,239,998.00


       JMB Endowment Associates        132,244.00                                           132,244.00      12/02/01      0.065
       JMB Endowment Associates          1,792.00                                             1,792.00      01/31/02      0.065
                                   ------------------------------------------------------------------------------------------------
                                       134,036.00         0.00               0.00           134,036.00

                                    30,000,000.00         0.00               0.00        30,000,000.00

- -----------------------------------------------------------------------------------------------------------------------------------

NWQ    NWQ Charitable Remainder     18,477,600.00                   (7,715,400.00)       10,762,200.00      09/30/99      0.060
       Unitrust
       NWQ Charitable Remainder      5,476,800.00                                         5,476,800.00      09/30/99      0.060
       Unitrust
                                   ------------------------------------------------------------------------------------------------
                                    23,954,400.00         0.00      (7,715,400.00)       16,239,000.00


       James P. Owen                 3,510,000.00                                         3,510,000.00      09/30/99      0.060
       James P. Owen                   682,500.00                                           682,500.00      09/30/99      0.060
                                   ------------------------------------------------------------------------------------------------
                                    4, 192,500.00         0.00               0.00         4,192,500.00


       Edward C. Friedel, Jr.        2,026,800.00                     (495,000.00)        1,531,800.00      09/30/99      0.060
       Edward C. Friedel, Jr.          394,100.00                                           394,100.00      09/30/99      0.060
                                   ------------------------------------------------------------------------------------------------
                                     2,420,900.00         0.00        (495,000.00)        1,925,900.00


       James H. Galbreath              305,900.00                                           305,900.00      09/30/99      0.060
                                   ------------------------------------------------------------------------------------------------
                                       305,900.00         0.00               0.00           305,900.00


       Mary-Gene Slaven                723,600.00                                           723,600.00      09/30/99      0.060
       Mary-Gene Slaven                140,700.00                                           140,700.00      09/30/99      0.060
                                   ------------------------------------------------------------------------------------------------
                                       864,300.00         0.00               0.00           864,300.00

                                    31,738,000.00         0.00      (8,210,400.00)       23,527,600.00

- -----------------------------------------------------------------------------------------------------------------------------------

PRC    Edward I. Rudman              2,070,000.00                                         2,070,000.00      03/29/00      0.060

       Anthony O. Peif               2,070,000.00                     (990,000.00)        1,080,000.00      03/29/00      0.060

                                     4,140,000.00         0.00        (990,000.00)        3,150,000.00
- -----------------------------------------------------------------------------------------------------------------------------------

PBCA   Donna S. Archer                 255,092.00                            0.00           255,092.00      12/31/96     AVG LIBOR
       Donna S. Archer                  67,168.00                            0.00            67,168.00      12/31/96     AVG LIBOR
       Donna S. Archer                 149,006.00                            0.00           149,006.00      04/28/02      0.065
       Donna S. Archer                 173,254.00                            0.00           173,254.00      04/28/02      0.065
       Donna S. Archer                       0.00    11,026.50               0.00            11,026.50      04/28/03      0.065
                                   ------------------------------------------------------------------------------------------------
                                       644,520.00    11,026.50               0.00           655,546.50


       Harold J. Baxter             12,003,511.00                            0.00        12,003,511.00      12/31/96     AVG LIBOR
       Harold J. Baxter              3,160,620.00                            0.00         3,160,620.00      12/31/96     AVG LIBOR
       Harold J. Baxter              7,011,566.00                            0.00         7,011,566.00      04/28/02      0.065
       Harold J. Baxter              8,152,565.00                            0.00         8,152,565.00      04/28/02      0.065
       Harold J. Baxter                      0.00   648,386.00               0.00           648,386.00      04/28/03      0.065
                                   ------------------------------------------------------------------------------------------------
                                    30,328,262.00   648,386.00               0.00        30,976,648.00


       Brian F. Bereznak             1,020,369.00                            0.00         1,020,369.00      12/31/96     AVG LIBOR
       Brian F. Bereznak               266,671.00                            0.00           266,671.00      12/31/96     AVG LIBOR
       Brian F. Bereznak               596,025.00                            0.00           596,025.00      04/28/02      0.065
       Brian F. Bereznak               693,015.00                            0.00           693,015.00      04/28/02      0.065


UNITED ASSET MANAGEMENT CORPORATION
1996 SUB INDEBTEDNESS SCHEDULE
  MARCH 31, 1996
PRINTED ON:                         04/04/96

                                                           Current Year       Current Year                      Note       Interest
Affiliate       Note Holder                Principal        Increases          Decreases      Total Notes      Due Date      Rate
- -----------------------------------------------------------------------------------------------------------------------------------
            Brian F. Bereznak                      0.00        54,946.50            0.00          54,946.50    04/28/03       0.065
                                        -------------------------------------------------------------------------------------------
                                           2,578,080.00        54,946.50            0.00       2,633,026.50

            Loraine E. McEvoy                170,061.00                             0.00         170,061.00    12/31/96   AVG LIBOR
            Loraine E. McEvoy                 44,779.00                             0.00          44,779.00    12/31/96   AVG LIBOR
            Loraine E. McEvoy                 99,337.00                             0.00          99,337.00    04/28/02       0.065
            Loraine E. McEvoy                115,500.00                             0.00         115,500.00    04/28/02       0.065
            Loraine E. McEvoy                      0.00         9,158.00            0.00           9,158.00    04/28/03       0.065
                                        -------------------------------------------------------------------------------------------
                                             429,680.00         9,158.00            0.00         438,838.00

            Bruce J. Muzina                2,720,985.00                             0.00       2,720,985.00    12/31/96   AVG LIBOR
            Bruce J. Muzina                  716,457.00                             0.00         716,457.00    12/31/96   AVG LIBOR
            Bruce J. Muzina                1,589,399.00                             0.00       1,589,399.00    04/28/02       0.065
            Bruce J. Muzina                1,848,043.00                             0.00       1,848,043.00    04/28/02       0.065
            Bruce J. Muzina                        0.00        56,232.50            0.00          56,232.50    04/28/03       0.065
                                        -------------------------------------------------------------------------------------------
                                           5,874,884.00        56,232.50            0.00       6,931,116.50


            Gary L. Pilgrim               12,003,511.00                             0.00      12,003,511.00    12/31/96   AVG LIBOR
            Gary L. Pilgrim                3,160,620.00                             0.00       3,160,620.00    12/31/96   AVG LIBOR
            Gary L. Pilgrim                7,011,566.00                             0.00       7,011,566.00    04/28/02       0.065
            Gary L. Pilgrim                8,152,585.00                             0.00       8,152,585.00    04/28/02       0.065
            Gary L. Pilgrim                        0.00       646,386.00            0.00         646,386.00    04/28/03       0.065
                                        -------------------------------------------------------------------------------------------
                                          30,328,262.00       646,386.00            0.00      30,974,648.00

            Arline M. Wolstenholme           170,061.00                             0.00         170,061.00    12/31/96   AVG LIBOR
            Arline M. Wolstenholme            44,779.00                             0.00          44,779.00    12/31/96   AVG LIBOR
            Arline M. Wolstenholme            99,337.00                             0.00          99,337.00    04/28/02       0.065
            Arline M. Wolstenholme           115,503.00                             0.00         115,503.00    04/28/02       0.065
            Arline M. Wolstenholme                 0.00         2,095.50            0.00           2,095.50    04/28/03       0.065
                                        -------------------------------------------------------------------------------------------
                                             429,680.00         2,095.50            0.00         431,775.50                   0.065
                                          71,613,368.00     1,426,231.00            0.00      73,039,599.00

- -----------------------------------------------------------------------------------------------------------------------------------

PIC         Robert M. Kommerstad          58,821,543.00                             0.00      58,821,543.00    07/01/96   AVG LIBOR
            Robert M. Kommerstad           4,862,332.00                             0.00       4,862,332.00    02/15/02       0.065
                                        -------------------------------------------------------------------------------------------
                                          63,683,875.00             0.00            0.00      63,683,875.00

            George E. Handimann III       46,357,218.00                             0.00      46,357,218.00    07/01/96   AVG LIBOR
            George E. Handimann III        3,832,000.00                             0.00       3,832,000.00    02/15/02       0.065
                                        -------------------------------------------------------------------------------------------
                                          50,189,218.00             0.00            0.00      50,189,218.00

            Larry D. Tashjian             46,357,218.00                             0.00      46,357,218.00    07/01/96   AVG LIBOR
            Larry D. Tashjian              3,832,000.00                             0.00       3,832,000.00    02/15/02       0.065
                                        -------------------------------------------------------------------------------------------
                                          50,189,218.00             0.00            0.00      50,189,218.00

            Jeffrey J. Miller             46,357,218.00                             0.00      46,357,218.00    07/01/96   AVG LIBOR
            Jeffrey J. Miller              3,832,000.00                             0.00       3,832,000.00    02/15/02       0.065
                                        -------------------------------------------------------------------------------------------
                                          50,189,218.00             0.00            0.00      50,189,218.00

            Thomas J. Condon              46,357,216.00                             0.00      46,357,216.00    07/01/96   AVG LIBOR
            Thomas J. Condon               3,632,000.00                             0.00       3,632,000.00    02/15/02       0.065
                                        -------------------------------------------------------------------------------------------
                                          50,189,216.00             0.00            0.00      50,189,216.00

            Lauro F. Guerra                2,518,045.00                             0.00       2,518,045.00    07/01/96   AVG LIBOR
            Lauro F. Guerra                  208,148.00                             0.00         208,148.00    02/15/02       0.065
                                        -------------------------------------------------------------------------------------------
                                           2,726,193.00             0.00            0.00       2,726,193.00

            F. Brown Windle                2,518,045.00                             0.00       2,518,045.00    07/01/96   AVG LIBOR
            F. Brown Windle                  208,148.00                             0.00         208,148.00    02/15/02       0.065
                                        -------------------------------------------------------------------------------------------
                                           2,726,193.00             0.00            0.00       2,726,193.00

            Thomas M. Mitchell             2,518,045.00                             0.00       2,518,045.00    07/01/96   AVG LIBOR
            Thomas M. Mitchell               208,148.00                             0.00         208,148.00    02/15/02       0.065
                                        -------------------------------------------------------------------------------------------
                                           2,726,193.00             0.00            0.00       2,726,193.00
                                         272,619,326.00             0.00            0.00     272,619,326.00

- -----------------------------------------------------------------------------------------------------------------------------------

Sirach      Wilmington Trust Co.
             (Boyd E. Sharp)                 750,780.00                                          750,780.00    03/31/97      0.0875

            George B. Kauffman               834,197.00                                          834,197.00    03/31/97      0.0875

            J. Michael Flinn                 442,155.92                      (442,155.92)              0.00    01/04/96      0.0875
            J. Michael Flinn                 834,197.00                                          834,197.00    03/31/97      0.0875
                                        -------------------------------------------------------------------------------------------
                                           1,276,352.92             0.00     (442,155.92)        834,197.00

            William B. Sanders               215,515.47                      (215,515.47)              0.00    01/04/96      0.0875
            William B. Sanders               834,197.00                                          834,197.00    03/31/97      0.0875
                                        -------------------------------------------------------------------------------------------
                                           1,049,712.47             0.00     (215,515.47)        834,197.00

                                           3,911,042.39             0.00     (657,671.39)      3,253,371.00
- -----------------------------------------------------------------------------------------------------------------------------------

UNITED ASSET MANAGEMENT CORPORATION
1996 SUB INDEBTEDNESS SCHEDULE
  MARCH 31, 1996
PRINTED ON:                         04/04/96

                                                           Current Year       Current Year                      Note       Interest
Affiliate       Note Holder                Principal        Increases          Decreases      Total Notes      Due Date      Rate
- -----------------------------------------------------------------------------------------------------------------------------------
SCM         Alexander W. McAlister            20,000.00                                           20,000.00    08/26/98       0.075
            Alexander W. McAlister            36,203.00                                           36,203.00    11/30/00       0.075
            Alexander W. McAlister             3,987.00                                            3,987.00    01/31/01       0.075
                                        -------------------------------------------------------------------------------------------
                                              60,190.00             0.00            0.00          60,190.00

            David M. Ralston                 205,000.00                                          205,000.00    08/26/98       0.075
            David M. Ralston                 343,925.00                                          343,925.00    11/30/00       0.075
            David M. Ralston                  37,863.00                                           37,863.00    01/31/01       0.075
                                        -------------------------------------------------------------------------------------------
                                             586,788.00             0.00            0.00         586,788.00

            Mark W. Whalen                   205,000.00                                          205,000.00    08/26/98       0.075
            Mark W. Whalen                   343,925.00                                          343,925.00    11/30/00       0.075
            Mark W. Whalen                    37,863.00                                           37,863.00    01/31/01       0.075
                                        -------------------------------------------------------------------------------------------
                                             586,788.00             0.00            0.00         586,788.00

                                           1,233,766.00             0.00            0.00       1,233,766.00

- -----------------------------------------------------------------------------------------------------------------------------------

Suffolk     Donald M. Gilbert              2,512,883.40                                        2,512,883.40    07/14/01       0.060
            Donald M. Gilbert              1,186,915.14                                        1,186,915.14    02/28/02       0.060
                                        -------------------------------------------------------------------------------------------
                                           3,699,798.54             0.00            0.00       3,699,798.54

            Erich G. Weissenberger, Jr.    2,056,216.10                                        2,056,216.10    07/14/01       0.060
            Erich G. Weissenberger, Jr.      971,216.58                                          971,216.58    02/28/02       0.060
                                        -------------------------------------------------------------------------------------------
                                           3,027,432.68             0.00            0.00       3,027,432.68

            Hiram F. Moody, Jr.              235,370.50                                          235,370.50    07/14/01       0.060
            Hiram F. Moody, Jr.              111,173.00                                          111,173.00    02/28/02       0.060
                                        -------------------------------------------------------------------------------------------
                                             346,543.50             0.00            0.00         346,543.50

            Richard G. Phillips               48,530.00                                           48,530.00    07/14/01       0.060
            Richard G. Phillips               22,922.28                                           22,922.28    02/28/02       0.060
                                        -------------------------------------------------------------------------------------------
                                              71,452.28             0.00            0.00          71,452.28

                                           7,145,227.00             0.00            0.00       7,145,227.00

- -----------------------------------------------------------------------------------------------------------------------------------

TJLM        Thomas E. Johnson              9,735,000.00                                        9,735,000.00    12/09/99       0.060

            Jerry L. Wise                    990,000.00                                          990,000.00    12/09/99       0.060

            Richard H. Parry                 165,000.00                                          165,000.00    12/09/99       0.060

            Lon A. Cally                     110,000.00                                          110,000.00    12/09/99       0.060

                                          11,000,000.00             0.00            0.00      11,000,000.00
- -----------------------------------------------------------------------------------------------------------------------------------

Sub Total                                504,837,726.19     1,426,231.00   (12,900,150.31)   495,363,806.68
L&B                                        6,189,922.00             0.00            0.00       6,189,922.00
                                        -------------------------------------------------------------------------------------------
Total                                    513,027,648.19     1,426,231.00   (12,900,150.31)   501,553,728.68
- -----------------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT J
                                                                  TO AMENDED AND
                                                       RESTATED CREDIT AGREEMENT


                                     FORM OF
                             SUBORDINATION AGREEMENT


          AGREEMENT made as of the [___] day of [_____________, 199__] by and between United Asset Management Corporation, a Delaware corporation ("UAM"), and ABC Associates, Inc., a [_______________] corporation ["ABC" or, together with any person to whom the Note referred to herein is assigned or endorsed, the "Holder").


                                   BACKGROUND

          (a) The Holder has entered into an Acquisition Agreement with UAM dated as of [_______________, 199__], relating to the acquisition by UAM of the assets and business of ABC, which assets and business have been transferred to UAM's wholly-owned subsidiary, ABC Newco, Inc. ("Newco") (such agreement being hereinafter referred to as the "Acquisition Agreement"). Terms defined and used in the Acquisition Agreement and the Note, as defined below, shall have the same meaning when used in this Subordination Agreement.

          (b) On this date, UAM has issued and delivered to the Holder UAM's [_____________%] Non-Negotiable Subordinated Note in the principal amount of $[____________] (the "Note") in partial payment for such assets and business.

          (c) Section 1.2 of the Acquisition Agreement and Section 4 of the Note provide that the Note will be subordinated in accordance with this Subordination Agreement.


                                   AGREEMENTS

          The parties hereto hereby agree as follows:

          Section 1. SUBORDINATION. The indebtedness evidenced by the Note shall be subordinated and junior to the extent set forth in the following subsections (a) to (d), inclusive, to all Senior Debt (as defined in subsection
(e) hereof) of UAM:

     (a) No payment on account of principal of, premium or interest on the Note shall be made or accepted, including by right of set-off, and no purchase of the Note directly or indirectly by UAM shall be made, and the Holder of the Note shall not be entitled to enforce any such payment, if, at the time thereof or immediately after giving effect thereto, (i) there shall exist a default in the payment of principal of, premium or interest on any Senior Debt, and such default shall not have been cured or waived or shall not have ceased to exist or (ii) there shall exist a default or an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Debt, as defined therein or in the instrument under which the same is outstanding, permitting the holders thereof, or any of them, to accelerate the maturity thereof, and such default or event of default shall not have been cured or waived or shall not have ceased to exist; provided, however, that after 180 days of the occurrence of a default or event of default described in (ii) hereof, if the holders of Senior Debt have not caused the maturity of the Senior Debt to be accelerated, the Holder of the Note shall thereafter be entitled to receive each installment of interest and each installment of principal on the Note as such installments become due and payable, subject to the application of the restrictions of this paragraph again upon the occurrence of each further default or event of default.

     (b) Upon the maturity of any Senior Debt by lapse of time, acceleration or otherwise, then all such matured Senior Debt shall first be paid in full in cash, before any payment on account of principal, premium or interest is made upon the Note.

     (c) In the event of any insolvency, bankruptcy, liquidation (whether voluntary or involuntary), reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to UAM or its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of UAM, whether voluntary or involuntary, or any assignment for the benefit of creditors or other marshalling of assets or liabilities of UAM, whether or not involving insolvency or bankruptcy proceedings, then all Senior Debt shall first be paid in full in cash or provision for such payment satisfactory to the holders of the majority in principal amount of the Senior Debt shall be made, before any payment on account of principal, premium or interest is made upon the Note.

     (d) In any of the proceedings referred to in subsection (c) above, any payment or distribution of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable in respect of the Note, or the indebtedness represented thereby, shall be paid or delivered directly to the holders of Senior Debt or their authorized representative designated to UAM in writing, for application in payment thereof, unless and until the Senior Debt shall have been paid in full in cash, and the Holder of the Note does hereby authorize holders of Senior Debt to prove and enforce claims comprising the Note, vote claims comprising the Note to accept or reject any plan for liquidation, reorganization, composition or extension and accept and receipt for any payment or distribution to such extent and apply such payment or distribution to the then unpaid Senior Debt and do all things and to execute all such documents as may be necessary to effectuate the foregoing; PROVIDED, HOWEVER, that notwithstanding the foregoing, should any payment or distribution in any such proceeding be received by the Holder of the Note before all Senior Debt is paid in full in cash, such payment or distribution shall be received in trust and promptly delivered in the form received (duly endorsed, if appropriate) to the holders of Senior Debt or their representative for application to the payment of Senior Debt then remaining unpaid; and PROVIDED, FURTHER, that no such delivery shall be made to holders of Senior Debt of stock or obligations which are issued pursuant to reorganization proceedings or dissolution or liquidation proceedings, or upon any merger, consolidation, sale, lease, transfer or other disposal not prohibited by the provisions of this Subordination Agreement, by UAM, as reorganized, or by the corporation which is the successor to UAM or which acquires its properties and assets, if such stock or obligations are subordinate and junior at least to the extent provided in this Section 1 to the prior payment in full of all Senior Debt and to the prior payment in full of any stock or obligations which are issued in exchange or substitution for any Senior Debt.

     (e) "Senior Debt," as used herein, shall mean the principal of, premium on, and unpaid interest (including any interest accrued after commencement of any proceeding referred to in subsection (c) above at the rate provided in any document or instrument creating or evidencing any indebtedness referred to in this definition) on (i) all indebtedness, whether outstanding on the date hereof or hereafter created or arising and including all fees and other amounts related to such indebtedness, to banks, insurance companies, pension funds or other institutions regularly engaged in the business of lending money, for money borrowed or other financial accommodations extended from such institutions by UAM for working capital purposes, acquisitions, general corporate purposes or otherwise, and all such indebtedness with respect to which UAM is a guarantor; (ii) any modifications, deferrals, renewals, extensions or increase in the amount of any such indebtedness or any indebtedness issued in exchange, replacement, refunding or refinancing of or for Senior Debt by banks, insurance companies, pension funds or other institutions regularly engaged in the business of lending money; and (iii) any costs, fees and expenses incurred in connection with the enforcement or collection of Senior Debt (including, without limitation, reasonable attorneys' fees).

          Subject to the prior payment in full of all Senior Debt as aforesaid, the Holder of the Note shall be subrogated pro rata to the rights of the holders of Senior Debt to receive payments or distributions of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable to the holders of Senior Debt, until the principal of, and interest on, the Note shall be paid in full and no such payments or distributions to the holders of Senior Debt shall, as between UAM, its creditors other than the holders of Senior Debt, and the Holder of the Note be deemed to be a payment by UAM to the Holder of or on account of the Note.

          The provisions of this Subordination Agreement are for the purposes of defining the relative rights of the holders of Senior Debt on the one hand, and the Holder of the Note on the other hand, against UAM and its property. Subject to the rights under this Subordination Agreement of holders of Senior Debt to receive cash, property, stock or obligations otherwise payable or deliverable to the Holder of the Note, nothing herein shall either impair, as between UAM and the Holder of the Note, the obligation of UAM, which is unconditional and absolute, to pay to the Holder of the Note the principal and interest thereon in accordance with the terms and the provisions of the Note or prevent the Holder of the Note from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder or under the Note.

          No right of any holder of Senior Debt to enforce the subordination of the indebtedness evidenced by the Note shall be impaired by any act or failure to act by UAM or by the failure of UAM to comply with the Note or this Subordination Agreement.

* [The Holder of the Note shall give prompt written notice to each Holder of Senior Debt of any default by UAM under the Note.]

          Without limiting the effect of the immediately preceding paragraph, no holder of Senior Debt need obtain the consent of, or give notice to, any Holder of the Note prior to taking any of the following actions, upon or without any terms or conditions and in whole or in part, none of which shall impair or release any of the rights of any such holder of Senior Debt under this Subordination Agreement:


- -----------------------
   * optional

     (a) change the manner, place or terms of payment, and/or change or extend the time of payment of, renew or alter, any Senior Debt or any other liability of UAM to such holder of Senior Debt, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the provisions of this Subordination Agreement shall apply to the Senior Debt of UAM as so changed, extended, renewed or altered;

     (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, any Senior Debt or any other liability of UAM to such holder of Senior Debt or any other liabilities incurred directly or indirectly in respect thereof or hereof and/or any offset there against;

     (c) exercise or refrain from exercising any rights and/or remedies against UAM or others or otherwise act or refrain from acting or, for any reason, fail to file, record or otherwise perfect any security interest in or lien on any property of UAM or any other person;

     (d) settle or compromise any Senior Debt or any other liability of UAM to such holder of Senior Debt or any security therefor, or any liability incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of UAM to creditors of UAM other than such holder of Senior Debt; and

     (e) apply any sums by whomsoever paid and howsoever realized to any liability or liabilities of UAM to such holder of Senior Debt regardless of what liability or liabilities of UAM to such holder of Senior Debt remain unpaid.

          Section 2. RELIANCE BY SENIOR DEBTHOLDERS. UAM agrees, and each Holder of the Note by accepting the Note agrees, that the subordination effected hereby is for the benefit of the holders of Senior Debt from time to time, and that each holder of Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed shall be deemed to have acquired Senior Debt in reliance upon the covenants and provisions contained herein. The subordination effected hereby shall be enforceable by each holder of Senior Debt from time to time.

          Section 3. FURTHER ASSURANCES. The parties hereto agree to execute and deliver any and all papers and documents which may be reasonably necessary to carry out the terms of this Subordination Agreement.

          Section 4. ENTIRE AGREEMENT. This Subordination Agreement contains the entire agreement among the parties with respect to the subject matter hereof.

          Section 5. BINDING EFFECT. This Subordination Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and assigns; provided, however, that this Subordination Agreement and all rights hereunder may not be assigned by the Holder, except with the prior written consent of UAM, or by UAM except with the prior written consent of the Holder. No amendment of this Subordination Agreement or waiver of any of its provisions shall be effective without the written consent of each holder of Senior Debt if such amendment adversely affects any rights of the holders of Senior Debt.

          Section 6. SEPARATE COUNTERPARTS. This Subordination Agreement may be executed in several identical counterparts, all of which when taken together (whether the signatures of all the parties appear on one or several counterparts) shall constitute but one and the same instrument, and it shall not be necessary in any court of law to introduce more than one fully executed counterpart, or several counterparts together containing the signatures of all the parties, in proving this Subordination Agreement.

          Section 7. NOTICES. All notices hereunder shall be given in accordance with the notice provisions of the Acquisition Agreement.

          Section 8. GOVERNING LAW. The execution, interpretation and performance of this Subordination Agreement shall be governed by the laws of the Commonwealth of Massachusetts which apply to contracts executed and to be performed solely in Massachusetts. UAM and the Holder hereby consent to the jurisdiction of any state or federal court located within Suffolk County, Massachusetts, waive personal service of process and assent that service of process ma be made by registered mail to the parties' respective addresses as provided in Section 12.6 of the Acquisition Agreement and shall be effective in the same manner as notices are effective under such Section 12.6.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Subordination Agreement as of the date first above written.

                                   UNITED ASSET MANAGEMENT
                                   CORPORATION



                                   By:____________________________________
                                      Norton H. Reamer, President


                                   ABC ASSOCIATES, INC.



                                   By:____________________________________

                                     FORM OF
                                 NON-NEGOTIABLE
                           [____%] SUBORDINATED NOTE
                         DUE [__________________, 19  ]


                                                    [_________________, 19___]


          FOR VALUE RECEIVED, UNITED ASSET MANAGEMENT CORPORATION, a Delaware corporation, (the "Company", which term shall include any corporation which shall succeed to or assume the obligations of the Company hereunder), promises to pay to ABC Associates, Inc., a [________________________] corporation (the "Holder" or "ABC") (except as otherwise provided) the principal sum of [____________________________________ ($____________)] in lawful money of the
United States of America, on [____________________, 19__], together with interest on the outstanding principal balance payable in like money at the rate of [_____________] percent [(_______%)] per annum commencing the date hereof and payable semi-annually in arrears on July 1 and January 2 in each year, beginning on [_________________________], until paid in full.

          To the extent permitted by law, overdue interest shall bear interest at [_________________] percent [(________%)] per annum. Interest shall be computed on a 360-day year, 30-day month basis.

          1. This Note is delivered by the Company to the Holder in accordance with the terms of an Acquisition Agreement dated as of [_________________, 19__](the "Acquisition Agreement"), relating to the acquisition by the Company of the assets and business of ABC, which assets and business the Company has transferred to its subsidiary ABC Newco, Inc. ("Newco"). The Company and the Holder are parties to the Acquisition Agreement, and terms defined and used in the Acquisition Agreement shall have the same meanings in this Note. THIS NOTE IS NON-NEGOTIABLE. In accordance with the provisions of Section 4.4 of the Acquisition Agreement, the Company may set off against amounts due the Holder any amounts due from the Holder to UAM or Newco under Article IV of the Acquisition Agreement.

          2. The principal sum of this Note may be prepaid by the Company in whole or in part at any time and from time to time without penalty or premium, with interest prorated up to the date of any such prepayment.

          3. All payments of principal and interest shall be payable in cash or by the Company's check at the Holder's address indicated in the Acquisition Agreement, or at such other place as the Holder may from time to time in writing designate to the Company (by notice given in accordance with the Acquisition Agreement) at least ten (10) days before a payment is due.

          4. This Note is subordinated to all Senior Debt as defined in the accompanying Subordination Agreement of even date herewith. Reference is made to such Subordination Agreement for the terms of such subordination.

          5. If, (i) the Company shall fail to pay any principal of or interest on this Note when due and payable whether at maturity or at any date fixed for redemption or prepayment or otherwise, (except principal of or interest on this Note as to which the Company has exercised its right of set-off in accordance with Section 1 above) and such amount shall remain unpaid for thirty (30) business days after the due date thereof; or (ii) the Company shall admit in writing its inability to pay its debts; or suffer a receiver or custodian (or other person performing a similar function) for it or substantially all of its property to be appointed and, if appointed without its consent, not to be discharged within sixty (60) days; or make a general assignment for the benefit of its creditors, or suffer proceedings under any law relating to bankruptcy, insolvency, reorganization or relief of debtors to be instituted by or against it and if contested by it not to be dismissed or stayed within sixty (60) days; or suffer any judgment, writ of attachment, or execution of any similar process to be issued or levied against a substantial part of its property which is not released, stayed, bonded, or vacated within thirty (30) days after its issue or levy, then, and in every such event (which are herein referred to as Events of Default), the Holder hereof may declare the Note to be in default and to be due and payable, and it shall, at the Holder's election, thereupon forthwith become due and payable in full, without presentment, demand, protest, or any notice of any kind, (other than notice of such election) all of which are hereby expressly waived.

          6. The Company will pay to the Holder on demand all reasonable legal and other costs actually incurred in connection with any action to collect and/or enforce this Note in which the Holder prevails.

          7. In any case where the date of payment of any prepayment or redemption of the principal of or interest on this Note shall be at any place of payment a Sunday, a legal holiday, or a day on which banking institutions are authorized or obliged by law or regulation to close, then payment of principal or interest need not be made on such date at such place but may be made on the next succeeding day that is not at such place of payment a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law or regulation to close, with the same force and effect as if made on the date of maturity or the date fixed for payment and no interest shall accrue for the period after such date.

          8. The Holder shall not be deemed to have waived or amended any of the Holder's rights hereunder unless such waiver or amendment is in writing and signed by the Holder. No delay or omission on the part of the Holder in exercising any such right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

          9. This Note shall bear the legend attached hereto, the provisions of which are incorporated herein by reference.

          This Note shall be governed by and construed and enforced in accordance with the laws of The Commonwealth of Massachusetts which apply to contracts executed and performed solely in Massachusetts. UAM and the Holder hereby consent to the jurisdiction of any state or federal court located within Suffolk County, Massachusetts, waive personal service of process, and assent that service of process may be made by registered mail to the parties' respective addresses as provided in Section 12.6 of the Acquisition Agreement and shall be effective in the same manner as notices are effective under such
Section 12.6.

          This Note has been executed by the Company under seal as of the day, month and year first above written.


                                        UNITED ASSET MANAGEMENT
                                        CORPORATION


[SEAL]

Attest:_____________________________    By:________________________________
              Secretary                    Norton H. Reamer, President

                                     LEGEND



          This Note has not been registered under the Securities Act of 1933 or qualified under any state securities laws. This Note may not be sold, assigned or transferred, except with respect to distributions by the Holder to the Holder's stockholders and transfers by devise to immediate members of the respective families of such stockholders, in the absence of an effective registration statement under such Act and qualification under such laws, or an opinion of counsel satisfactory to the Company that such registration and qualification are not in the circumstances required.

                                                                       EXHIBIT K


                                     None

                                                                      EXHIBIT L


UAM ASSETS UNDER MANAGEMENT HISTORY

                                                                                            GROSS           TOTAL
                    DATE         ASSETS AT      ASSETS AT                        PERCENT   CONTRACTS     AMORTIZATION   NET CONTRACT
AFFILIATE         ACQUIRED      ACQUISITION      02/29/96         CHANGE         CHANGE   AT 02/29/96    AT 02/29/96    AT 02/29/96
- ---------         --------      -----------   --------------   -------------     -------  -----------    ------------  -----------
AIM/TSA             5/85         869,728,000   2,199,717,000    1,329,989,000     152.9%    9,511,000     9,405,000        106,000
BHMS                1/88       4,957,000,000  16,902,159,000   11,945,159,000     241.0%  106,087,000    57,422,000     48,665,000
CGI                 5/89         211,000,000     924,127,000      713,127,000     338.0%   10,440,000     5,814,000      4,626,000
C&B                 2/86       2,306,000,000   6,309,675,000    4,003,675,000     173.6%   39,061,000    23,039,000     16,022,000
DWIGHT              1/94       5,000,000,000   7,698,879,000    2,698,879,000      54.0%   15,331,000     2,038,000     13,293,000
DSI/HTI             5/89       3,400,000,000   3,444,098,000       44,098,000       1.3%   21,374,000     9,516,000     11,858,000
FMA                 6/86         474,000,000   1,231,359,000      757,359,000     159.8%    6,496,000     5,658,000        838,000
FPA                 6/91       2,700,000,000   3,418,373,000      718,373,000      26.6%   51,033,000    16,525,000     34,508,000
GSB                12/93       2,400,000,000   3,022,003,000      622,003,000      25.9%   35,737,000     6,348,000     29,389,000
HMH                12/86       1,432,659,000   1,107,654,000     (325,005,000)    -22.7%   20,164,000    20,164,000              0
HA&A                2/84         818,328,000     317,637,000     (500,691,000)    -61.2%    8,861,000     8,861,000              0
JMB*                8/93      10,661,601,000  10,361,451,000     (300,150,000)     -2.8%  221,977,000    19,717,000    202,260,000
HJ                  8/84         747,721,000   1,691,450,000      943,729,000     126.2%   16,432,000    16,432,000              0
ICM                12/86       2,001,000,000   4,205,676,000    2,204,676,000     110.2%   19,410,000    11,963,000      7,447,000
TJIM               12/92       1,400,000,000   1,957,692,000      557,692,000      39.8%   22,407,000     5,123,000     17,284,000
L&B**               6/92       1,945,344,000   2,613,049,000      667,705,000      34.3%   40,592,000    11,107,000     29,485,000
MJ                 11/93       6,500,000,000   6,642,804,000      142,804,000       2.2%    1,809,000       239,000      1,570,000
NBZ                 8/83         217,561,000     451,583,000      234,022,000     107.6%    3,600,000     3,212,000        388,000
NAM                 9/90       4,282,877,000   7,857,588,000    3,574,711,000      83.5%   55,021,000    20,476,000     34,545,000
NCM                 1/86         998,118,000   1,373,623,000      375,505,000      37.6%   16,004,000     9,940,000      6,064,000
NWQ                10/92       4,704,621,000   5,831,167,000    1,126,546,000      23.9%   96,067,000    27,177,000     68,890,000
OCM***              6/86       1,810,291,000   1,633,235,000     (177,056,000)     -9.8%   22,726,000    17,848,000      4,878,000
PIC                 2/95      14,300,000,000  18,361,288,000    4,061,288,000      28.4%  347,308,000    19,310,000    327,998,000
PRC                 3/93       1,367,000,000   1,975,985,000      608,985,000      44.5%   15,777,000     2,628,000     13,149,000
PBA                 4/95       4,800,000,000   8,677,721,000    3,877,721,000      80.8%  104,518,000     5,367,000     99,151,000
RHJ                 5/87         683,000,000     956,380,000      273,380,000      40.0%    8,961,000     5,806,000      3,155,000
RPR                12/86         853,126,000     720,209,000     (132,917,000)    -15.6%   18,502,000     9,321,000      9,181,000
SIRACH              1/89         747,314,000   5,349,670,000    4,602,356,000     615.9%   14,336,000    10,469,000      3,867,000
SCM****            12/84         706,000,000   1,396,290,000      690,290,000      97.8%   13,784,000     7,977,000      5,807,000
SUFFOLK             7/94         875,000,000   1,743,386,000      868,386,000      99.2%   22,928,000     2,366,000     20,562,000
TSW                12/84       1,334,511,000   4,631,551,000    3,297,040,000     247.1%   16,427,000     9,274,000      7,153,000

* JMB acquired by Heitman Financial on 12/2/94 - assets under management combined PRA acquired by HFL/JMB on 1/31/95 asset under management included

** Gleeson Realty Advisors acquired on 10/30/95 - assets under management included

*** Fleckenstein Capital, Inc. acquired 5/11/90 - assets under management included

**** Trinity Capital Advisors acquired 8/27/91 - assets under management included

                                TARGET NAMES
                           FOR CROSS REFERENCES

                                               SECTION
         TARGET ITEM                            NUMBER          TARGET NAME
Article 2, The Credits                           2            2 (THE CREDITS)
Section 2.1, Extension of Commitments            ?            2 (EXTENSION OF COMMITMENTS)
Section 2.1, Extension of Termination Date       ?            2 (EXTENSION OF TD)
Section 2.2, Notice of Committed Borrowing       2.2          2 (NOTICE OF COMMITTED)
  (or Method of Borrowing)
Section 2.3, Money Market Borrowings             ?            2 (MONEY MARKET BORROWINGS)
Section 2.3, Money Market Borrowings,            ?            2 (MONEY MARKET BORROWINGS - C)
  Subsection C
Section 2.3, Money Market Borrowings,            ?            2 (MONEY MARKET BORROWINGS - D)
  Subsection D
Section 2.3, Money Market Borrowings,            ?            2 (MONEY MARKET BORROWINGS - E)
   Subsection E
Section 2.3, Money Market Borrowings,            ?            2 (MONEY MARKET BORROWINGS - F)
  Subsection F
Section 2.4, Notice to Banks;                    2.3          2 (NOTICE TO BANKS)
  Funding of Loans
Section 2.4, Notice to Banks;                    2.3(a)       2 (NOTICE TO BANKS - A)
  Funding of Loans, Subsection A
Section 2.5, Notes                               2.4          2 (NOTES)
Section 2.6, Maturity of Loans                   2.5          2 (MATURITY OF LOANS)
  (; Mandatory Prepayments)
Section 2.7, Interest Rates                      2.6          2 (INTEREST RATES)


                                     (i)

Section 2.7, Interest Rates,                     2.6(a)       2 (INTEREST RATES - A)
  Subsection A
Section 2.7, Interest Rates,                     2.6(d)       2 (INTEREST RATES - D)
  Subsection D
Section 2.7, Interest Rates,                     ?            2 (INTEREST RATES - E)
  Subsection E
Section 2.8, Fees                                2.7          2 (FEES)
Section 2.?, Foreign Subsidiary Costs,           ?            2 (FOREIGN SUBSIDIARY COSTS - A)
  Subsection A
Section 2.?, General Provisions as to            2.11         2 (GENERAL PRO)
  Payments
Section 2.?, Mandatory Termination               2.9          2 (MANDATORY TERMINATION)
Section 2.?, Mandatory Termination,              ?            2 (MANDATORY TERMINATION - D)
  Subsection D
Section 2.?, Method of Electing                  ?            2 (METHOD OF ELECTING)
  Interest Rates
Section 2.?, Optional Prepayments                2.10         2 (OPTIONAL PREPAYMENTS)
Section 2.?, Optional Prepayments,               ?            2 (OPTIONAL PREPAYMENTS - D)
  Subsection D
Article 3, Conditions                            3            3 (CONDITIONS)
Section 3.1, Closings                            3.1          3 (CLOSING)
Section 3.1, Closings, Subsection A              3.1(a)       3 (CLOSING - A)
Section 3.1, Closings, Subsection B              3.1(b)       3 (CLOSING - B)
Section 3.1, Closings, Subsection C              3.1(c)       3 (CLOSING - C)
Section 3.2, Borrowings                          3.2          3 (BORROWINGS)
Section 3.2, Borrowings, Subsection C            3.2(c)       3 (BORROWINGS - C)


                                     (ii)

Section 3.3, First Borrowing by                  ?            3 (FIRST BORROWING)
  Each Eligible Subsidiary
Section 3.3, First Borrowing by                  ?            3 (FIRST BORROWING - A)
  Each Eligible Subsidiary, Subsection A
Section 3.3, First Borrowing by                  ?            3 (FIRST BORROWING - B)
  Each Eligible Subsidiary, Subsection B
Section 4.4, Financial Information               4.4          4 (FINANCIAL INFORMATION)
Section 4.4, Financial Information,              4.4(a)       4 (FINANCIAL INFORMATION - A)
  Subsection A
Section 4.4, Financial Information,              4.4(b)       4 (FINANCIAL INFORMATION - C)
  Subsection C
Section 4.5, Litigation                          4.5          4 (LITIGATION)
Section 4.12, Representations in                 ?            4 (REPS IN COLLATERAL DOCS)
  Collateral Documents True and Correct
Article 5, Covenants                             5            5 (COVENANTS)
Article 5, Covenants                             ?            5 (DEBT OF SUBSIDIARIES)
Article 5, Covenants                             5.17         5 (INVESTMENTS)
Article 5, Covenants                             5.7          5 (MERGERS AND SALES OF)
Section 5.1, Information                         5.1          5 (INFORMATION)
Section 5.1, Information, Subsection A           5.1(a)       5 (INFORMATION - A)
Section 5.1, Information, Subsection B           5.1(b)       5 (INFORMATION - B)
Section 5.1, Information, Subsection C           5.1(c)       5 (INFORMATION - C)
Section 5.2, Payment of Obligations              5.2          5 (PAYMENT OF OBLIGATIONS)


                                     (iii)

Section 5.3, Maintenance of Property             5.3          5 (MAINTENANCE OF PROPERTY)
Section 5.4, Conduct of Business and             5.4          5 (CONDUCT OF BUSINESS)
  Maintenance of Existence
Section 5.5, Compliance with Laws                5.5          5 (COMPLIANCE WITH LAWS)
Section 5.6, Inspection of                       5.6          5 (INSPECTION)
  Property, Books and Records
Section 5.13, Negative Pledge                    5.9          5 (NEGATIVE PLEDGE)
Section 5.?, Fixed Charge Coverage Ratio         5.14         5 (FIXED CHARGE COVERAGE)
Article 6, Defaults                              6            6 (DEFAULTS)
Section 6.1, Events of Default                   6.1          6 (EVENTS OF DEFAULT)
Section 6.1, Events of Default,                  6.1(a)       6 (EVENTS OF DEFAULT - A)
  Subsection A
Section 6.1, Events of Default,                  6.1(b)       6 (EVENTS OF DEFAULT - B)
  Subsection B
Section 6.1, Events of Default,                  6.1(c)       6 (EVENTS OF DEFAULT - C)
  Subsection C
Section 6.1, Events of Default,                  6.1(g)       6 (EVENTS OF DEFAULT - G)
  Subsection G
Section 6.1, Events of Default,                  6.1(h)       6 (EVENTS OF DEFAULT - H)
  Subsection H
Article 8, Change in Circumstances               8            8 (CHANGE IN CIRCUMSTANCES)
Section 8.1, Basis for Determining               8.1          8 (BASIS FOR DETERMINING)
  Interest Rate Inadequate or Unfair
Section 8.1, Reduced Return                      8.3          8 (INCREASED COST AND)
Section 8.2, Illegality                          8.2          8 (ILLEGALITY)


                                     (iv)

Section 8.3, Increased Cost and                  8.3          8 (INCREASED COST AND)
  Reduced Return
Section 8.5, Base Rate Loans                     8.5          8 (BASE RATE LOANS)
  Substituted for Affected Fixed
  Rate Loans
Section 8.?, HLT Classification                  ?            8 (HLT CLASSIFICATION)
Section 8.?, Taxes                               8.4          8 (TAXES)
Section 8.?, Taxes, Subsection A                 8.4(a)       8 (TAXES - A)
Article (Guaranty), Section ?.?,                 ?            G (RELEASE UPON SALE)
  Release Upon Sale
Article ?, Miscellaneous                         9            (MISCELLANEOUS)
Section ?.1, Notices                             9.1          M (NOTICES)
Section ?.4, Sharing of Set-Offs                 9.4          M (SHARING OF SET-OFFS)
Section ?.5, Amendments and Waivers              9.5          M (AMENDMENTS AND WAIVERS)
  (Release of Collateral)
Section ?.6, Successors and Assigns              9.6          M (SUCCESSORS AND)
Section ?.8, Governing Law;                      9.8          M (GOVERNING LAW;)
  Submission to Jurisdiction


                                     (v)